EXECUTION COPY









              RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                  Company,

                      RESIDENTIAL FUNDING CORPORATION,

                              Master Servicer,

                                    and

                           BANKERS TRUST COMPANY,

                                  Trustee




                      POOLING AND SERVICING AGREEMENT

                         Dated as of April 1, 1996



                     Mortgage Pass-Through Certificates

                              Series 1996-S12








                        TABLE OF CONTENTS
                                                             Page

                            ARTICLE I

                           DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . . . . . . .  2
                    Accrued Certificate Interest . . . . . . .  2
                    Adjusted Mortgage Rate . . . . . . . . . .  2
                    Adjustment Date. . . . . . . . . . . . . .  2
                    Advance. . . . . . . . . . . . . . . . . .  2
                    Affiliate. . . . . . . . . . . . . . . . .  2
                    Agreement. . . . . . . . . . . . . . . . .  2
                    Amount Held for Future
                         Distribution. . . . . . . . . . . . .  2
                    Appraised Value. . . . . . . . . . . . . .  3
                    Assignment . . . . . . . . . . . . . . . .  3
                    Assignment Agreement:. . . . . . . . . . .  3
                    Assignment of Proprietary Lease. . . . . .  3
                    Available Distribution Amount. . . . . . .  3
                    Bankruptcy Code. . . . . . . . . . . . . .  4
                    Bankruptcy Loss. . . . . . . . . . . . . .  4
                    Book-Entry Certificate . . . . . . . . . .  4
                    Business Day . . . . . . . . . . . . . . .  4
                    Buydown Funds. . . . . . . . . . . . . . .  4
                    Buydown Mortgage Loan. . . . . . . . . . .  4
                    Cash Liquidation . . . . . . . . . . . . .  4
                    Certificate. . . . . . . . . . . . . . . .  4
                    Certificate Account. . . . . . . . . . . .  4
                    Certificate Account Deposit Date . . . . .  5
                    Certificateholder or Holder. . . . . . . .  5
                    Certificate Insurer Premium. . . . . . . .  5
                    Certificate Insurer Premium Rate . . . . .  5
                    Certificate Owner. . . . . . . . . . . . .  5
                    Certificate Principal Balance. . . . . . .  5
                    Certificate Register and Certificate
               Registrar . . . . . . . . . . . . . . . . . . .  6
                    Class. . . . . . . . . . . . . . . . . . .  6
                    Class A Certificate. . . . . . . . . . . .  6
                    Class R Certificate. . . . . . . . . . . .  6
                    Closing Date . . . . . . . . . . . . . . .  6
                    Code . . . . . . . . . . . . . . . . . . .  6
                    Compensating Interest. . . . . . . . . . .  6
                    Converted Mortgage Loan. . . . . . . . . .  6
                    Convertible Mortgage Loan. . . . . . . . .  6
                    Converting Mortgage Loan . . . . . . . . .  7
                    Cooperative. . . . . . . . . . . . . . . .  7
                    Cooperative Apartment. . . . . . . . . . .  7
                    Cooperative Lease. . . . . . . . . . . . .  7
                    Cooperative Loans. . . . . . . . . . . . .  7
                    Cooperative Stock. . . . . . . . . . . . .  7
                    Cooperative Stock Certificate. . . . . . .  7
                    Corporate Trust Office . . . . . . . . . .  7
                    Cumulative Insurance Payments. . . . . . .  7
                    Curtailment. . . . . . . . . . . . . . . .  8
                    Custodial Account. . . . . . . . . . . . .  8
                    Custodial Agreement. . . . . . . . . . . .  8
                    Custodian. . . . . . . . . . . . . . . . .  8
                    Cut-off Date . . . . . . . . . . . . . . .  8
                    Cut-off Date Principal Balance . . . . . .  8
                    Debt Service Reduction . . . . . . . . . .  8
                    Deficiency Amount. . . . . . . . . . . . .  8
                    Deficient Valuation. . . . . . . . . . . .  8
                    Definitive Certificate . . . . . . . . . .  9
                    Deleted Mortgage Loan. . . . . . . . . . .  9
                    Depository . . . . . . . . . . . . . . . .  9
                    Depository Participant . . . . . . . . . .  9
                    Destroyed Mortgage Note. . . . . . . . . .  9
                    Determination Date . . . . . . . . . . . .  9
                    Disqualified Organization. . . . . . . . .  9
                    Distribution Date. . . . . . . . . . . . .  9
                    Due Date . . . . . . . . . . . . . . . . . 10
                    Due Period . . . . . . . . . . . . . . . . 10
                    Eligible Account . . . . . . . . . . . . . 10
                    Event of Default . . . . . . . . . . . . . 10
                    Excess Cash Flow . . . . . . . . . . . . . 10
                    Extraordinary Events . . . . . . . . . . . 10
                    Extraordinary Losses . . . . . . . . . . . 11
                    FDIC . . . . . . . . . . . . . . . . . . . 11
                    FHLMC. . . . . . . . . . . . . . . . . . . 11
                    Final Distribution Date. . . . . . . . . . 11
                    Fitch. . . . . . . . . . . . . . . . . . . 11
                    FNMA . . . . . . . . . . . . . . . . . . . 11
                    Foreclosure Profits. . . . . . . . . . . . 11
                    Fraud Losses . . . . . . . . . . . . . . . 12
                    Independent. . . . . . . . . . . . . . . . 12
                    Index. . . . . . . . . . . . . . . . . . . 12
                    Initial Certificate Principal
               Balance . . . . . . . . . . . . . . . . . . . . 12
                    Insurance Account. . . . . . . . . . . . . 12
                    Insurance Agreement. . . . . . . . . . . . 12
                    Insurance Proceeds . . . . . . . . . . . . 12
                    Insured Payment. . . . . . . . . . . . . . 13
                    Insurer. . . . . . . . . . . . . . . . . . 13
                    Insurer Default. . . . . . . . . . . . . . 13
                    Interest Accrual Period. . . . . . . . . . 13
                    Late Collections . . . . . . . . . . . . . 13
                    Late Payment Rate. . . . . . . . . . . . . 13
                    LIBOR. . . . . . . . . . . . . . . . . . . 13
                    Liquidation Proceeds . . . . . . . . . . . 13
                    Loan-to-Value Ratio. . . . . . . . . . . . 14
                    Maturity Date. . . . . . . . . . . . . . . 14
                    Maximum Class A Rate . . . . . . . . . . . 14
                    Maximum Mortgage Rate. . . . . . . . . . . 14
                    Minimum Mortgage Rate. . . . . . . . . . . 14
                    Monthly Payment. . . . . . . . . . . . . . 14
                    Moody's. . . . . . . . . . . . . . . . . . 14
                    Mortgage . . . . . . . . . . . . . . . . . 14
                    Mortgage File. . . . . . . . . . . . . . . 15
                    Mortgage Loan Schedule . . . . . . . . . . 15
                    Mortgage Loans . . . . . . . . . . . . . . 16
                    Mortgage Note. . . . . . . . . . . . . . . 16
                    Mortgage Rate. . . . . . . . . . . . . . . 16
                    Mortgaged Property . . . . . . . . . . . . 16
                    Mortgagor. . . . . . . . . . . . . . . . . 16
                    Net Mortgage Rate. . . . . . . . . . . . . 16
                    Non-Primary Residence Loans. . . . . . . . 17
                    Non-United States Person . . . . . . . . . 17
                    Nonrecoverable Advance . . . . . . . . . . 17
                    Nonsubserviced Mortgage Loan . . . . . . . 17
                    Note Margin. . . . . . . . . . . . . . . . 17
                    Officers' Certificate. . . . . . . . . . . 17
                    Opinion of Counsel . . . . . . . . . . . . 17
                    Outstanding Mortgage Loan. . . . . . . . . 18
                    Ownership Interest . . . . . . . . . . . . 18
                    Pass-Through Rate. . . . . . . . . . . . . 18
                    Paying Agent . . . . . . . . . . . . . . . 18
                    Percentage Interest. . . . . . . . . . . . 18
                    Periodic Cap . . . . . . . . . . . . . . . 18
                    Permitted Investments. . . . . . . . . . . 18
                    Permitted Transferee . . . . . . . . . . . 19
                    Person . . . . . . . . . . . . . . . . . . 20
                    Policy . . . . . . . . . . . . . . . . . . 20
                    Pool Stated Principal Balance. . . . . . . 20
                    Prepayment Assumption. . . . . . . . . . . 20
                    Prepayment Interest Shortfall. . . . . . . 20
                    Prepayment Period. . . . . . . . . . . . . 20
                    Primary Insurance Policy . . . . . . . . . 20
                    Principal Distribution Amount. . . . . . . 20
                    Principal Prepayment . . . . . . . . . . . 21
                    Principal Prepayment in Full . . . . . . . 21
                    Program Guide. . . . . . . . . . . . . . . 22
                    Purchase Price . . . . . . . . . . . . . . 22
                    Qualified Substitute Mortgage Loan . . . . 22
                    Rate Adjustment Date . . . . . . . . . . . 22
                    Rating Agency. . . . . . . . . . . . . . . 22
                    Realized Loss. . . . . . . . . . . . . . . 22
                    Record Date. . . . . . . . . . . . . . . . 23
                    Relief Act . . . . . . . . . . . . . . . . 23
                    REMIC. . . . . . . . . . . . . . . . . . . 23
                    REMIC Administrator. . . . . . . . . . . . 23
                    REMIC Provisions . . . . . . . . . . . . . 23
                    REO Acquisition. . . . . . . . . . . . . . 24
                    REO Disposition. . . . . . . . . . . . . . 24
                    REO Imputed Interest . . . . . . . . . . . 24
                    REO Proceeds . . . . . . . . . . . . . . . 24
                    REO Property . . . . . . . . . . . . . . . 24
                    Request for Release. . . . . . . . . . . . 24
                    Required Insurance Policy. . . . . . . . . 24
                    Required Subordinated Amount . . . . . . . 24
                    Residential Funding. . . . . . . . . . . . 25
                    Responsible Officer. . . . . . . . . . . . 25
                    Security Agreement . . . . . . . . . . . . 25
                    Seller . . . . . . . . . . . . . . . . . . 25
                    Seller's Agreement . . . . . . . . . . . . 25
                    Servicing Accounts . . . . . . . . . . . . 25
                    Servicing Advances . . . . . . . . . . . . 25
                    Servicing Fee. . . . . . . . . . . . . . . 25
                    Servicing Fee Rate . . . . . . . . . . . . 26
                    Servicing Officer. . . . . . . . . . . . . 26
                    Special Hazard Loss. . . . . . . . . . . . 26
                    Standard & Poor's. . . . . . . . . . . . . 26
                    Stated Principal Balance . . . . . . . . . 26
                    Subordinated Amount. . . . . . . . . . . . 26
                    Subordination Deficiency Amount. . . . . . 26
                    Subordination Increase Amount. . . . . . . 27
                    Subordination Reduction Amount . . . . . . 27
                    Subserviced Mortgage Loan. . . . . . . . . 27
                    Subservicer. . . . . . . . . . . . . . . . 27
                    Subservicer Advance. . . . . . . . . . . . 27
                    Subservicing Account . . . . . . . . . . . 27
                    Subservicing Agreement . . . . . . . . . . 27
                    Subservicing Fee . . . . . . . . . . . . . 27
                    Tax Returns. . . . . . . . . . . . . . . . 27
                    Transfer . . . . . . . . . . . . . . . . . 28
                    Transferee . . . . . . . . . . . . . . . . 28
                    Transferor . . . . . . . . . . . . . . . . 28
                    Trust Fund . . . . . . . . . . . . . . . . 28
                    Uniform Single Attestation Program
               for Mortgage   Bankers. . . . . . . . . . . . . 28
                    Uninsured Cause. . . . . . . . . . . . . . 28
                    United States Person . . . . . . . . . . . 28
                    Unpaid Interest Shortfall. . . . . . . . . 29
                    Voting Rights. . . . . . . . . . . . . . . 29
     Section 1.02.  Determination of LIBOR.. . . . . . . . . . 29

                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES
     Section 2.01.  Conveyance of Mortgage Loans . . . . . . . 30
     Section 2.02.  Acceptance by Trustee. . . . . . . . . . . 35
     Section 2.03.  Representations, Warranties and
                    Covenants of the Master Servicer and
                    the Company. . . . . . . . . . . . . . . . 37
     Section 2.04.  Representations and Warranties of
                    Sellers. . . . . . . . . . . . . . . . . . 41
     Section 2.05.  Execution and Authentication of
                    Certificates . . . . . . . . . . . . . . . 43

                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS
     Section 3.01.  Master Servicer to Act as Servicer . . . . 43
     Section 3.02.  Subservicing Agreements Between
                    Master Servicer and Subservicers;
                    Enforcement of Subservicers' and
                    Sellers' Obligations . . . . . . . . . . . 45
     Section 3.03.  Successor Subservicers . . . . . . . . . . 46
     Section 3.04.  Liability of the Master Servicer . . . . . 46
     Section 3.05.  No Contractual Relationship Between
                    Subservicer and Trustee or
                    Certificateholders . . . . . . . . . . . . 46
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by Trustee . . . . 47
     Section 3.07.  Collection of Certain Mortgage Loan
                    Payments; Deposits to Custodial
                    Account. . . . . . . . . . . . . . . . . . 47
     Section 3.08.  Subservicing Accounts; Servicing
                    Accounts . . . . . . . . . . . . . . . . . 49
     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage
                    Loans. . . . . . . . . . . . . . . . . . . 51
     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account. . . . . . . . . . . . . 51
     Section 3.11.  Maintenance of the Primary Insurance
                    Policies;
                    Collections Thereunder . . . . . . . . . . 53
     Section 3.12.  Maintenance of Fire Insurance and
                    Omissions and Fidelity Coverage. . . . . . 54
     Section 3.13.  Enforcement of Due-on-Sale Clauses;
                    Assumption and Modification
                    Agreements; Certain Assignments. . . . . . 55
     Section 3.14.  Realization Upon Defaulted Mortgage
                    Loans. . . . . . . . . . . . . . . . . . . 57
     Section 3.15.  Trustee to Cooperate; Release of
                    Mortgage Files . . . . . . . . . . . . . . 60
     Section 3.16.  Servicing and Other Compensation;
                    Compensating Interest. . . . . . . . . . . 61
     Section 3.17.  Reports to the Trustee and the
                    Company. . . . . . . . . . . . . . . . . . 62
     Section 3.18.  Annual Statement as to Compliance. . . . . 62
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report. . . . . . . 63
     Section 3.21.  Converted Mortgage Loans; Certain
                    Procedures and Purchasers. . . . . . . . . 64
     Section 3.22.  Administration of Buydown Funds. . . . . . 65

                           ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS
     Section 4.01.  Certificate Account. . . . . . . . . . . . 66
     Section 4.02.  Distributions. . . . . . . . . . . . . . . 67
     Section 4.03.  Statements to Certificateholders . . . . . 69
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company; Advances by
                    the Master Servicer. . . . . . . . . . . . 71
     Section 4.05.  Allocation of Realized Losses. . . . . . . 73
     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged Property. . . . . 73
     Section 4.07.  Optional Purchase of Defaulted
          Mortgage Loans.. . . . . . . . . . . . . . . . . . . 74
     Section 4.08.  The Policy . . . . . . . . . . . . . . . . 74

                            ARTICLE V

                        THE CERTIFICATES
     Section 5.01.  The Certificates . . . . . . . . . . . . . 75
     Section 5.02.  Registration of Transfer and Exchange
                    of Certificates. . . . . . . . . . . . . . 77
     Section 5.03.  Mutilated, Destroyed, Lost or Stolen
                    Certificates . . . . . . . . . . . . . . . 82
     Section 5.04.  Persons Deemed Owners. . . . . . . . . . . 82
     Section 5.05.  Appointment of Paying Agent. . . . . . . . 82
     Section 5.06.  Optional Purchase of Certificates. . . . . 83

                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER


     Section 6.01.  Respective Liabilities of the Company
                    and the Master Servicer. . . . . . . . . . 84
     Section 6.02.  Merger or Consolidation of the
          Company or the Master
                    Servicer; Assignment of Rights and
Delegation of Duties
                    by Master Servicer . . . . . . . . . . . . 85
     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer and
                    Others . . . . . . . . . . . . . . . . . . 86
     Section 6.04.  Company and Master Servicer Not to
                    Resign . . . . . . . . . . . . . . . . . . 86

                           ARTICLE VII

                             DEFAULT


     Section 7.01.  Events of Default. . . . . . . . . . . . . 87
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . . . . . . . 89
     Section 7.03.  Notification to Certificateholders . . . . 90
     Section 7.04.  Waiver of Events of Default. . . . . . . . 90

                          ARTICLE VIII

                     CONCERNING THE TRUSTEE


     Section 8.01.  Duties of Trustee. . . . . . . . . . . . . 91
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . . . . . . . 93
     Section 8.03.  Trustee Not Liable for Certificates
                    or Mortgage Loans. . . . . . . . . . . . . 94
     Section 8.04.  Trustee May Own Certificates . . . . . . . 95
     Section 8.05.  Master Servicer to Pay Trustee's Fees
                    and Expenses; Indemnification. . . . . . . 95
     Section 8.06.  Eligibility Requirements for
                    Trustee. . . . . . . . . . . . . . . . . . 96
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . . . . . . . 96
     Section 8.08.  Successor Trustee. . . . . . . . . . . . . 97
     Section 8.09.  Merger or Consolidation of Trustee . . . . 98
     Section 8.10.  Appointment of Co-Trustee or Separate
                    Trustee. . . . . . . . . . . . . . . . . . 98
     Section 8.11.  Appointment of Custodians. . . . . . . . . 99
     Section 8.12.  Appointment of Office or Agency. . . . . . 99

                           ARTICLE IX

                           TERMINATION
     Section 9.01.  Termination Upon Purchase by the
                    Master Servicer or the Company or
                    Liquidation of All Mortgage Loans. . . . .100
     Section 9.02.  Additional Termination Requirements. . . .102


                            ARTICLE X

                        REMIC PROVISIONS
     Section 10.01. REMIC Administration . . . . . . . . . . .103
     Section 10.02. Master Servicer and Trustee
          Indemnification. . . . . . . . . . . . . . . . . . .107

                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS
     Section 11.01. Amendment. . . . . . . . . . . . . . . . .107
     Section 11.02. Recordation of Agreement;
          Counterparts . . . . . . . . . . . . . . . . . . . .110
     Section 11.03. Limitation on Rights of
          Certificateholders . . . . . . . . . . . . . . . . .111
     Section 11.04. Governing Law. . . . . . . . . . . . . . .111
     Section 11.05. Notices. . . . . . . . . . . . . . . . . .112
     Section 11.06. Notices to Rating Agency and the
          Insurer. . . . . . . . . . . . . . . . . . . . . . .112
     Section 11.07. Severability of Provisions . . . . . . . .113
     Section 11.08. Supplemental Provisions for
          Resecuritization . . . . . . . . . . . . . . . . . .113
     Section 11.09. Rights of the Insurer. . . . . . . . . . .114

EXHIBITS

Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class R Certificate
Exhibit C      Form of Custodial Agreement
Exhibit D      Mortgage Loan Schedule
Exhibit E      Forms of Request for Release
Exhibit F      Form of Seller/Servicer Contract
Exhibit G-1         Form of Transfer Affidavit and Agreement
Exhibit G-2         Form of Transferor Certificate
Exhibit H      Form of Investor Representation Letter
Exhibit I      Form of Transferor Representation Letter
Exhibit J      Text of Amendment to Pooling and Servicing
               Agreement Pursuant to Section 11.01(e) for a
               Limited Guaranty
Exhibit K      Form of Limited Guaranty
Exhibit L      Form of Lender Certification for Assignment of
               Mortgage Loan
Exhibit M      Form of Rule 144A Investment Representation
Exhibit N      Certificate Guaranty Insurance Policy


          This Pooling and Servicing Agreement, effective as of April 1, 1996, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee"),


                     PRELIMINARY STATEMENT:

          The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in two classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets subject to this Agreement (including the Mortgage Loans) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "Trust Fund." The Class A Certificates will represent ownership of "regular interests" in the REMIC consisting of the Trust Fund, and the Class R Certificates will constitute the sole Class of "residual interest" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

          The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance,
Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                        Aggregate Initial
                                           Certificate

                       Pass-Through         Principal
Designation    Type       Rate               Balance

Class A       Senior   Adjustable       $91,183,371.00

Class R   Subordinate     N\A                    $0.00



Designation   Features    Maturity Date     Initial Ratings
                                              S&P    Moody's


Class A       Senior      March 25,2026     AAAr      Aaa

Class R     Subordinate\  March 25,2026     N\A       N\A
            Residual





          The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $91,183,371.25. The Mortgage Loans are adjustable-rate first lien mortgage loans having terms to maturity at origination or modification of not more than 30 years.

          In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                            ARTICLE I

                           DEFINITIONS

          Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate
Principal Balance thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off
Date) minus Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01) and by the amount of interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time. Accrued Certificate Interest will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. All such Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01) and interest shortfalls pursuant to the Relief Act will be allocated among all of the Class A Certificates in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions.

          Adjusted Mortgage Rate:  With respect to any Mortgage
Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related
Subservicing Fee accrues.

          Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

          Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first
Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04, 3.21 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation
Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

          Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

          Assignment Agreement:  The Assignment and Assumption
Agreement, dated April 29, 1996, between Residential Funding and the
Company relating to the transfer and assignment of the Mortgage
Loans.

          Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

          Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Certificate
Account pursuant to Section 3.12(a), (v) any amount that the Master
Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution,
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable on such Distribution Date.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

          Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of
New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

          Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

          Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

          Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          Certificate:  Any Class A Certificate or Class R
Certificate.

          Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S12" and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

          Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.
Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

          Certificate Insurer Premium: The premium payable to the
Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

          Certificate Insurer Premium Rate:  0.10% per annum.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          Certificate Principal Balance: With respect to each Class A Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such
Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate
(or any predecessor Certificate) pursuant to Section 4.05, unless an
Insured Payment in respect of such amount has been paid by the Insurer and is included in clause (x) above. With respect to each
Class R Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all Class A Certificates then outstanding.

          Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section
5.02.

          Class: Collectively, all of the Certificates bearing the same designation.

          Class A Certificate:  Any one of the Class A
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

          Class R Certificate:  Any one of the Class R
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

          Closing Date:  April 29, 1996.

          Code:  The Internal Revenue Code of 1986.

          Compensating Interest: With respect to any Distribution
Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

          Converted Mortgage Loan: Any Convertible Mortgage Loan with respect to which the interest rate borne by such Mortgage
Loan
has been converted from an adjustable interest rate to a fixed interest rate.

          Convertible Mortgage Loan: Any Mortgage Loan which by its terms grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

          Converting Mortgage Loan: Any Convertible Mortgage Loan with respect to which the related Mortgagor has given notice of its intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of such Convertible Mortgage Loan.

          Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New
York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of
Cooperative Stock.

          Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

          Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease,
(iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust
Fund.

          Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

          Cooperative Stock Certificate: With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four
Albany Street, New York, New York, 10006, Attention: Residential Funding Corporation Series 1996-S12.

          Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Payments previously made by the Insurer under the Policy plus interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate and in accordance with Section 3.03(a) of the Insurance Agreement minus the sum of the aggregate of all payments previously made to the Insurer pursuant to
Section 4.02 hereof as reimbursement for such amounts.

          Curtailment:  Any Principal Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

          Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

          Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit C hereto.

          Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer.
Norwest Bank Minnesota National Association is acceptable to the
Insurer.

          Cut-off Date:  April 1, 1996.

          Cut-off Date Principal Balance:  As to any Mortgage
Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage
Loan by a court of competent jurisdiction in a proceeding under the
Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficiency Amount: With respect to the Class A Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay one month's interest on the Certificate Principal Balance of the Class A Certificates at the then-applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act, any Prepayment Interest Shortfalls and any Unpaid Interest Shortfalls allocated to the Class A Certificates, (ii) the principal portion of any Realized
Loss allocated to the Class A Certificates and (iii) the Certificate
Principal Balance of the Class A Certificates to the extent unpaid on the Final Distribution Date or earlier termination of the Trust
Fund pursuant to Section 9.01(a) hereof.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificate: Any definitive, fully registered
Certificate.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

          Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3)
of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section
17A of the Securities Exchange Act of 1934, as amended.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Determination Date:  With respect to any Distribution
Date, the 20th day (or if such 20th day is not a Business Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

          Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United
States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in
Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the
Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates
(other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the
Business Day immediately following such 25th day.

          Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

          Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

          Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such
Rating Agency).

          Event of Default:  As defined in Section 7.01.

          Excess Cash Flow: As of any Distribution Date, the excess of (x) the Available Distribution Amount over (y) the sum of
(1) the amount payable on such Distribution Date on the Class A Certificates pursuant to Section 4.02(a)(i) and (2) the sum of the amounts relating to the Mortgage Loans described in clause (b)(1)-(3) of the definition of Principal Distribution Amount.

          Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage
Loan:

          (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

          (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against
     an actual, impending or expected attack;

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2.   by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

          (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence,
     seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public
     authority; or risks of contraband or illegal transportation or trade.

          Extraordinary Losses:  Any loss incurred on a Mortgage
Loan caused by or resulting from an Extraordinary Event.

          FDIC: Federal Deposit Insurance Corporation or any successor thereto.

          FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

          Fitch: Fitch Investors Service, L.P. or its successor in interest.

          FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter
Act, or any successor thereto.

          Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related
Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

          Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

          Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Index: With respect to any Mortgage Loan and as to any Adjustment Date therefor, a rate per annum equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as reported by the Federal Reserve Board in Statistical Release No. H.15(519), as most recently available as of the date forty-five days prior to such Adjustment Date or, in the event that such index is no longer available, an index selected by the Master Servicer and reasonably acceptable to the Trustee and the
Insurer that is based on comparable information.

          Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

          Insurance Account: The account or accounts created and maintained pursuant to Section 4.08, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage
Pass-Through Certificates, Series 1996-S12, Class A," and which must be an Eligible Account.

          Insurance Agreement: The Insurance Agreement, dated as of April 1, 1996, among the Insurer, the Trustee, the Master
Servicer and the Company.

          Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy (excluding the Policy) covering a Mortgage
Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

          Insured Payment:  With respect to the Class A
Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date.

          Insurer: MBIA Insurance Corporation or its successors in interest.

          Insurer Default: The existence and continuance of any of the following: (a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree
(A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

          Interest Accrual Period: With respect to any Class A Certificate, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. Notwithstanding the foregoing, the distributions of interest on any Distribution Date and the calculation of Accrued Certificate Interest for all of the Class A Certificates will reflect interest accrued, and receipts with respect thereto, on the
Mortgage Loans for the preceding calendar month, as may be reduced in accordance with the definition of Accrued Certificate Interest.

          Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

          Late Payment Rate:  As defined in the Insurance
Agreement.

          LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations of
Reference Banks for one-month Eurodollar deposits in the international Eurocurrency market, expressed on a per annum basis, determined in accordance with Section 1.02.

          Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC would be reduced to zero, which is March 25, 2026 and which is the
Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

          Maximum Class A Rate: With respect to the Class A Certificates and each Interest Accrual Period, a per annum rate equal to (x)(1) one-twelfth of the aggregate Stated Principal Balance of the Mortgage Loans multiplied by the weighted average of the maximum Net Mortgage Rates on the Mortgage Loans as of the first day of the calendar month in which the Interest Accrual Period begins, minus (2) the Certificate Insurer Premium for such Distribution Date, divided by (y)(1) the Certificate Principal Balance of the Class A Certificates for such Distribution Date multiplied by (2) 360 divided by the actual number of days in the related Interest Accrual Period.

          Maximum Mortgage Rate: As to any Mortgage Loan, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note and indicated in Exhibit D hereto as the "NOTE CEILING," which rate may be applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

          Minimum Mortgage Rate: As to any Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit D hereto as the "NOTE FLOOR", which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage
Loan.

          Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          Moody's: Moody's Investors Service, Inc., or its successor in interest.

          Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section
2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this
Agreement.

          Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit D (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

          (i)  the Mortgage Loan identifying number ("RFC LOAN
#");

         (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

        (iii)  the maturity of the Mortgage Note ("MATURITY DT");

         (iv)  the Mortgage Rate as of the Cut-off Date ("CURR
RATE");

          (v)  the Subservicer pass-through rate ("CURR NET");

         (vi)  the Net Mortgage Rate as of the Cut-off Date ("NET
MTG RT");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("CURRENT P & I");

       (viii)  the Cut-off Date Principal Balance ("PRINCIPAL
BAL");

         (ix)  the Loan-to-Value Ratio at origination ("LTV");

          (x)  the rate at which the Subservicing Fee accrues
("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR
SERV
FEE");

         (xi)  a code "T," "BT" or "CT" under the column "LN
FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

        (xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

       (xiii)  the Maximum Mortgage Rate ("NOTE CEILING");

        (xiv)  the maximum Net Mortgage Rate ("MAX NET MTG RT");

         (xv)  the maximum subservicer pass-through rate ("NET
CEILING");

        (xvi)  the Note Margin ("NOTE MARGIN");

       (xvii)  the first Adjustment Date after the Cut-off Date
("NXT INT CHG DT"); and

      (xviii)  the Periodic Cap ("PERIODIC DECR" or "PERIODIC
INCR").

Such schedule may consist of multiple reports that collectively set forth all of the information required.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the
Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related
Mortgage Note, Security Agreement, Assignment of Proprietary
Lease,
Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each
Mortgage Loan other than a Cooperative Loan, each related
Mortgage
Note, Mortgage and Mortgage File and all rights appertaining thereto.

          Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

          Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto. The Mortgage Rate will adjust annually on the Adjustment
Date to equal the sum, rounded to the nearest multiple of one-eighth of one percent (0.125%) or, in the case of one Mortgage Loan representing approximately 0.3% of the Mortgage Loans, rounded up to the next multiple of one-eighth of one percent (0.125%)), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage
Rate.

          Mortgaged Property: The underlying real property securing a Mortgage Loan.

          Mortgagor:  The obligor on a Mortgage Note.

          Net Mortgage Rate: With respect to each Mortgage Loan and each Due Date occurring on or prior to the first Adjustment Date for such Mortgage Loan occurring after the Cut-off Date, the rate designated as the "NET MTG RT" for such Mortgage Loan on Exhibit D hereto and with respect to each Mortgage Loan and each Due Date occurring after each Adjustment Date, a rate equal to the Mortgage
Rate less the sum of the Servicing Fee and the Subservicing Fee; provided that the Net Mortgage Rate becoming effective on any Adjustment Date shall not be greater or less than the Net Mortgage
Rate immediately prior to such Adjustment Date plus or minus the Periodic Cap applicable to such Mortgage Loan and (ii) the Net Mortgage Rate for any Mortgage Loan shall not exceed a rate equal to the rate per annum indicated on Exhibit D hereto as the "MAX NET MTG
RT" for such Mortgage Loan. Notwithstanding the foregoing, for any
Converted Mortgage Loan which is not repurchased pursuant to Section
3.21 hereof, effective with the first Due Date occurring after the effective date of each conversion, the Net Mortgage Rate shall be the difference between the interest rate borne by the related Mortgage Loan and 0.33%.

          Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

          Non-United States Person:  Any Person other than a
United States Person.

          Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage
Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master
Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

          Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing
Agreement.

          Note Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in
Exhibit D hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the
Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

          Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, the Managing Director or Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or
Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, and reasonably acceptable to the Insurer, who may be counsel for the Company or the
Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 3.21 or
4.07.

          Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Pass-Through Rate: With respect to the Class A Certificates and the Distribution Date occurring in May 1996, 5.90%, and for any Distribution Date thereafter, a per annum rate equal to
LIBOR plus 0.40% (or, on any Distribution Date when the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, LIBOR plus 0.80%), in each case subject to a maximum rate equal to the Maximum Class A Rate.

          Paying Agent:  Bankers Trust Company or any successor
Paying Agent appointed by the Trustee.

          Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same
Class. The Percentage Interest with respect to a Class R Certificate shall be stated on the face thereof.

          Periodic Cap: With respect to each Mortgage Loan, the periodic rate cap which limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date to no more than 2.00%.

          Permitted Investments:  One or more of the following:

         (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality
     thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term
     rating available;

       (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall
     each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an
     original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state
     thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further
     that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

        (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under
     the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such
     commercial paper shall have a remaining maturity of not more than 30 days;

         (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating
     assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of
Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either
A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

          Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United
States Person.

          Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Policy:  The Certificate Guaranty Insurance Policy
No. 20994 issued by the Insurer in respect of the Class A
Certificates, a copy of which is attached hereto as Exhibit N.

          Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due
Date in the month preceding the month of such date of determination.

          Prepayment Assumption: A constant prepayment rate ("CPR") of 22% used for determining the accrual of original issue discount and premium and market discount on the Class A Certificates for federal income tax purposes. The constant prepayment rate assumes that the stated percentage of the outstanding principal balance of the Mortgage Loans is prepaid over the course of a year.

          Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

          Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

          Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

          Principal Distribution Amount:  With respect to any
Distribution Date, the lesser of:

          (a)  the excess of (i) the Available Distribution
               Amount over (ii) the amount payable on the Class
               A Certificates pursuant to Section 4.02(a)(i);
               and

          (b)  the sum of:

               (1)  the principal portion of each Monthly
               Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage
               Loan;

               (2)  the Stated Principal Balance of any
               Mortgage Loan repurchased during the related
               Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 3.21 or
               4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

               (3)  the principal portion of all other
               unscheduled collections (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14;

               (4)  the principal portion of any Realized
               Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the related Prepayment
               Period to the extent covered by Excess Cash Flow for such Distribution Date; and

               (5)  the amount of any Subordination Increase
               Amount for such Distribution Date;


                              minus

               (6)  the amount of any Subordination Reduction
               Amount for such Distribution Date.

          Notwithstanding the foregoing, in no event shall the Principal Distribution Amount with respect to any Distribution
Date
be less than zero or greater than the then outstanding
Certificate
Principal Balance of the Class A Certificates.

          Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage
Loan.

          Program Guide:  Collectively, the Seller Guide and the
Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

          Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and
(ii)
unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net
Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

          Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the
Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; (vi) have a Mortgage Rate that adjusts annually based on the Index; (vii) have a Note Margin not less than that of the Deleted Mortgage Loan; (viii) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (ix) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

          Rate Adjustment Date:  With respect to each
Distribution
Date and the Class A Certificates, the second Business Day immediately preceding the commencement of the related Interest Accrual Period on which banks are open for dealing in foreign currency and exchange in London, Chicago and New York City.

          Rating Agency:  With respect to the Class A
Certificates, Standard & Poor's and Moody's. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company and the Insurer, notice of which designation shall be given to the Trustee and the Master
Servicer.


          Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and
REO Imputed Interest, if any) at the Net Mortgage Rate from the Due
Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash
Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus
(iii) the proceeds, if any, received during the month in which such
Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or
Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service
Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage
Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

          Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

          Relief Act:  The Soldiers' and Sailors' Civil Relief
Act
of 1940, as amended.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. As used herein, the term "the REMIC" shall mean the REMIC created under this Agreement.

          REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Acquisition:  The acquisition by the Master
Servicer
on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

          REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO
Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO
Property.

          REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

          REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

          REO Property:  A Mortgaged Property acquired by the
Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release: A request for release, the forms of which are attached as Exhibit E hereto.

          Required Insurance Policy:  With respect to any
Mortgage
Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage Loan.

          Required Subordinated Amount: With respect to any Distribution Date, an amount equal to 1.00% of the aggregate Cut-off
Date Principal Balance of the Mortgage Loans; provided, however, that with respect to any Distribution Date after the later to occur of (a) the 30th Distribution Date following the Cut-off Date and
(b)
the first Distribution Date on which the Stated Principal Balance of
the Mortgage Loans, after giving effect to distributions to be made
on such Distribution Date, is equal to or less than 50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the
Required Subordinated Amount will equal the greater of (a) the lesser of (i) 1.00% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (ii) 2.00% of the Stated Principal
Balance
of the Mortgage Loans immediately preceding such Distribution
Date,
but not less than $300,000 and (b) two times the difference
between
(i) the Stated Principal Balance of all Mortgage Loans which are
91
or more days delinquent (including REO Properties) and (ii) three times the Excess Cash Flow (net of Cumulative Insurance Payments) as of such Distribution Date, but in no event shall the amount described in this clause (b) be greater than 1.00% of the aggregate
Cut-off Date Principal Balance of the Mortgage Loans.

          Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage
Loans to the Company and any successor thereto.

          Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

          Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

          Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

          Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

          Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii)
the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a)
and 3.14, including, if the Master Servicer or any Affiliate of the
Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

          Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date, as such fee may be adjusted pursuant to Section 3.16(e), provided, however, that the Servicing Fee with respect to any Converted Mortgage Loan which remains a Mortgage Loan shall accrue at a rate equal to 0.33% per annum on the outstanding principal balance thereof unless the Master Servicer contracts with a Subservicer to subservice such Mortgage Loan in which case the Servicing Fee will be reduced by the amount of the Subservicing Fee.

          Servicing Fee Rate:  0.08% per annum.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer, as such list may from time to time be amended.

          Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section
3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

          Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or its successor in interest.

          Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of
(a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized
Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

          Subordinated Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Distribution Date over
(b) the Certificate Principal Balance of the Class A Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b) (1)-(4) of the definition of Principal Distribution Amount on such Distribution Date).

          Subordination Deficiency Amount: With respect to any Distribution Date, the excess, if any, of (a) the Required Subordinated Amount applicable to such Distribution Date over (b) the Subordinated Amount applicable to such Distribution Date prior to taking into account the payment of any related Subordination Increase Amounts on such Distribution Date.

          Subordination Increase Amount: With respect to any Distribution Date, the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount on such Distribution Date (exclusive of the payment of any Subordination Increase Amount)) and (b) the amount of Excess Cash Flow on such Distribution
Date as reduced by any Realized Losses included in clause (b)(4) of the definition of Principal Distribution Amount with respect to such
Distribution Date and Cumulative Insurance Payments for such
Distribution Date.

          Subordination Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the excess, if any, of (x) the Subordinated Amount that would exist following such Distribution Date following payment of the Principal Distribution Amount (exclusive of any reductions thereto attributable to the related Subordinated Reduction Amount) over
(y)
the related Required Subordinated Amount for such Distribution Date and (b) the sum of the amounts for such Distribution Date specified in clauses (b)(1)-(3) of the definition of Principal Distribution Amount.

          Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing
Agreement.

          Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

          Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

          Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

          Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

          Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit D.

          Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly
Notice to Residual Interest Holders of REMIC Taxable Income or
Net
Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC
Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

          Transferee: Any Person who is acquiring by Transfer any
Ownership Interest in a Certificate.

          Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

          Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

         (i)   the Mortgage Loans and the related Mortgage Files,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate
Account
     and identified as belonging to the Trust Fund,

       (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by
     foreclosure or deed in lieu of foreclosure, and

        (iv)   the hazard insurance policies and Primary
     Insurance Policies, if any,

         (v)   the Policy; and

        (vi)   all proceeds of clauses (i) through (v) above.

          Uniform Single Attestation Program for Mortgage
Bankers:
The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December
15, 1995.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

          United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United
States. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

          Unpaid Interest Shortfall: With respect to any Distribution Date, the amount by which the Accrued Certificate Interest exceeds an amount equal to (x)(1) one-twelfth of the aggregate Stated Principal Balance of the Mortgage Loans multiplied by (2) the weighted average of the Net Mortgage Rates on the Mortgage Loans as of the first day of the calendar month in which the Interest Accrual Period begins, minus (y) the Certificate Insurer Premium for such Distribution Date.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 99% of all of the Voting Rights shall be allocated among Holders of each Class of Certificates, other than the Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights, allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

          Section 1.02.  Determination of LIBOR.

          LIBOR applicable to the calculation of the Pass-Through
Rate on the Class A Certificates for any Interest Accrual Period will be determined on each Rate Adjustment Date.

          On each Rate Adjustment Date, the Trustee will determine
LIBOR on the basis of the LIBOR quotations of the Reference Banks (as defined below), as such quotations are available to the Trustee as of 11:00 a.m. (London time) on such Rate Adjustment Date. As used in this Section 1.02 with respect to a Rate Adjustment Date, "Reference Banks" means four leading banks engaged in transactions in one-month Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Rate
Adjustment Date in question and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each Rate Adjustment Date; and "Reuters
Screen LIBO Page" means the display designated as page "LIBO" on the
Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying
London interbank offered rate quotations of major banks). The initial Reference Banks shall be Bankers Trust Company, Barclays Bank PLC, National Westminster Bank PLC and The Bank of Tokyo, Ltd.
If any Reference Bank designated by the Trustee should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Trustee may, in its sole discretion, designate an alternative Reference Bank.

          On each Rate Adjustment Date, LIBOR will be established by the Trustee as follows:

          (i) if on any Rate Adjustment Date two or more of the Reference Banks provide such offered rate quotations, LIBOR will be the arithmetic mean of such offered rate quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

         (ii) if on any Rate Adjustment Date only one or none of the Reference Banks provides such offered rate quotations, LIBOR will be whichever is the higher of (1) LIBOR as determined on the previous Rate Adjustment Date and (2) a rate
     per annum (the "Reserve Interest Rate") determined by the Trustee to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that the New York City banks selected by the Trustee are quoting, on the relevant Rate Adjustment Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected
     by the Trustee are quoting on such Rate Adjustment Date to leading European banks; and

        (iii) if on any Rate Adjustment Date the Trustee is required but is unable to determine the Reserve Interest
Rate
     in the manner provided in the immediately preceding clause
     (ii), LIBOR will be LIBOR as determined on the previous Rate Adjustment Date for such Class of Certificates, or, in the case of the first Rate Adjustment Date, 5.50%.

          The establishment of LIBOR by the Trustee on any Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

          Promptly following each Rate Adjustment Date the
Trustee
shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A Certificates for the current and the immediately preceding Interest Accrual Periods.


                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01.  Conveyance of Mortgage Loans.

          (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

          (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan, if any):

              (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original
          lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

             (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

             (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of
          title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment
          or assignments of the Mortgage certified by the public recording office in which such assignment or assignments
          have been recorded; and

              (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded; and

          (II) with respect to each Cooperative Loan so assigned:


              (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original
          lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

             (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of
          the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

             (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

              (v) The Security Agreement;

             (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the
          originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof,
          evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

           (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

             (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

              (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and
(v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and
(ii)
a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

          On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to the Trustee and each Custodian a report setting forth the status of the documents which it is holding pursuant to this Section 2.01.

          (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement with a copy thereof to the Insurer.

          The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (iii) of Section 2.01(b)(I), except in states where, in the opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clauses (vii) and (x), respectively, of Section 2.01(b)(II). If any Assignment, Form UCC-3 or Form UCC-1, as applicable is lost or returned unrecorded to the
Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related
Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

          Any of the items set forth in Section 2.01(b) that may be delivered as a copy rather than the original may be delivered in microfiche form.

          (e) The Company shall deliver to the Trustee or the Custodian within 120 days of the Closing Date the original or a copy of the title insurance policy with respect to each Mortgaged Property that is delivered to the Seller at origination of the Mortgage Loan, to the extent the Company has such title insurance policy in its possession as of the Closing Date. The Company or the
Master Servicer shall hold in trust for the use and benefit of all present and future Certificateholders and the Insurer, the original or a copy of the title insurance binder with respect to each Mortgaged Property that is delivered to the Seller at origination of the Mortgage Loan, to the extent the Company or the Master Servicer, as applicable, has such title insurance binder in its possession as of the Closing Date.

          (f) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section
2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the
Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A)
the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of
Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage
File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          The Company and, at the Company's direction, Residential
Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.
Without
limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

          Section 2.02.  Acceptance by Trustee.

          The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) through (iii) and Section 2.01(b)(II)(i) through (v) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of
Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in
Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to
Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The
Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

          If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The
Purchase Price for any such Mortgage Loan, whether purchased by the
Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Insurance Agreement).

          Section 2.03.  Representations, Warranties and
                         Covenants of the Master Servicer and
                         the Company.

          (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Insurer that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

              (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default
          (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract,
          agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

             (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the
          Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally
          and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

              (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

              (vi)  The Master Servicer will comply in all
          material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

             (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the
Trustee
          by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

            (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable
          to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by either the Company, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(d)(5) of the
Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the
Certificateholders (except for the Insurer's rights under the Insurance Agreement).

          (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                   (i)   No Mortgage Loan is one month or more
          delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (ii)   The information set forth in Exhibit
          D hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting
          which such information is furnished;

                 (iii)   The Mortgage Loans are
          fully-amortizing, adjustable-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                  (iv)   To the best of the Company's
          knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures at least 22% of the principal balance of the Mortgage Loans at origination if the Loan-to-Value Ratio is between 95% and 90.01%, at least 17% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the
Company's
          knowledge, each such Primary Insurance Policy is in full
          force and effect and the Trustee is entitled to the benefits thereunder;

                   (v)   The issuers of the Primary Insurance
          Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating
          Agency;

                  (vi)   No more than 1.6% of the Mortgage
          Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located
          in any one zip code area in California, no more than 1.8% of the Mortgage Loans by aggregate Stated
Principal
          Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California, and no more than 0.3% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are Cooperative Loans;

                 (vii)   If the improvements securing a
          Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal
          flood insurance program or by coverage by private insurers);

                (viii)   Immediately prior to the assignment
          of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the
Trustee
          free and clear of any pledge, lien, encumbrance or security interest;

                  (ix)   Approximately 28.80% of the Mortgage
          Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a limited documentation program and approximately 2.1% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced documentation program requiring no income or asset verification;

                   (x)        Each Mortgagor represented in its
          loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied
          and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                  (xi)   None of the Mortgage Loans is a
          Buydown Mortgage Loan;

                (xii)    Each Mortgage Loan constitutes a
          qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

               (xiii)    A policy of title insurance was
          effective as of the closing of each Mortgage Loan and is
          valid and binding and remains in full force and effect;

                 (xiv)   With respect to a Mortgage Loan that
          is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                  (xv)   Interest on each Mortgage Loan is
          calculated on the basis of a 360-day year consisting of twelve 30-day months; and

                 (xvi)   None of the Mortgage Loans as of the
          Cut-off Date contains in the related Mortgage File a Destroyed Mortgage Note.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by any of the Company, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section
2.03(b) which materially and adversely affects the interests of the
Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the
Company shall have the option to substitute a Qualified
Substitute
Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the
Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding.
It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders (other than the Insurer) or the Trustee on behalf of Certificateholders (other than the Insurer). Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

          Section 2.04.  Representations and Warranties of
                         Sellers.

          The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's
Agreement
applicable to a Mortgage Loan.  Insofar as the Assignment
Agreement
or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such
right,
title and interest may be enforced by the Master Servicer on behalf
of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee, the Insurer or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for
purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely
affects
the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either
(i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute
Mortgage Loan or Loans for such Mortgage Loan if such
substitution
occurs within two years following the Closing Date, except that if
the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90-day period expires before two years following the Closing Date.  In the event that Residential
Funding
elects to substitute a Qualified Substitute Mortgage Loan or
Loans
for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an
Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the
Mortgage Note endorsed as required by Section 2.01.  No
substitution
will be made in any calendar month after the Determination Date for
such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master
Servicer
and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly
Payment
due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The Master Servicer shall
amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans
shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with
respect
to the Qualified Substitute Mortgage Loan contained in the
related
Seller's Agreement as of the date of substitution, and the
Company
and the Master Servicer shall be deemed to have made with respect to
any Qualified Substitute Mortgage Loan or Loans, as of the date of
substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute
Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

          In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage
Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders (other than the Insurer) or the Trustee on behalf of Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the
Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment
Agreement applicable to such Mortgage Loan.

          Section 2.05.  Execution and Authentication of
                         Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any
Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust
Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.



                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

          Section 3.01.  Master Servicer to Act as Servicer.

          (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in
Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.
Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer will, to the extent consistent with the servicing standards set forth herein, take whatever actions as may be necessary to file a claim under or enforce (or to allow any other person entitled to do so to file a claim under or enforce) any title insurance policy with respect to any Mortgage Loan including, without limitation, joining or causing any Seller or Subservicer (or any other party in possession of any title insurance policy) to join in any claims process, negotiations, actions or proceedings necessary to make a claim under or enforce any title insurance policy. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the REMIC to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the
Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with
Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

          (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related
Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

          (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder to cover
Prepayment Interest Shortfalls on the Mortgage Loans not covered by
Compensating Interest, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02.  Subservicing Agreements Between
                         Master Servicer and Subservicers;
                         Enforcement of Subservicers' and
                         Sellers' Obligations.

          (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage
Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master
Servicer and the Subservicer have agreed. A representative form of
Subservicing Agreement is attached to this Agreement as Exhibit
G.
With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

          (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing
Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage
Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          Section 3.03.  Successor Subservicers.

          The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master
Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing
Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the
Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

          Section 3.04.  Liability of the Master Servicer.

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such
Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.
The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05.  No Contractual Relationship Between
                         Subservicer and Trustee or
                         Certificateholders.

          Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

          Section 3.06.  Assumption or Termination of
                         Subservicing Agreements by Trustee.

          (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an
Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

          (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07.  Collection of Certain Mortgage Loan
                         Payments; Deposits to Custodial
                         Account.

          (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage or the interest of the Certificateholders. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer, provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage
Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage
Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the
Master Servicer, such default is reasonably foreseeable. In the event the Master Servicer waives, modifies or varies any term of any
Mortgage Loan as permitted in clause (a), the Master Servicer shall make timely Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master
Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the
Cut-off Date):

               (i)  All payments on account of principal,
          including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

              (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

             (iii)  Insurance Proceeds and Liquidation Proceeds
          (net of any related expenses of the Subservicer);

              (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

               (v)  Any amounts required to be deposited
          pursuant to Section 3.07(c) or 3.22.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage
Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

          With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 3.21 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

          (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the
Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

          (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

          Section 3.08.  Subservicing Accounts; Servicing
                         Accounts.

          (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement.
If the Subservicing Account is not an Eligible Account, the Master
Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.
On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

          (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage
Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the
Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

          (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for
Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance
Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or
Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

          (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09.  Access to Certain Documentation and
                         Information Regarding the Mortgage
                         Loans.

          In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the
Master Servicer.

          Section 3.10.  Permitted Withdrawals from the
                         Custodial Account.

          (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

             (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
         4.01;

            (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and
         4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

           (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
         3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

            (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

             (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

            (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Sections 2.02, 2.03, 2.04, 3.21, 4.07 or
         9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

          (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below;

          (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement, provided, however, that reimbursements to the Company pursuant to
         Section 6.03 shall not in the aggregate exceed $25,000 in any calendar year;

            (ix) to reimburse itself for amounts expended by it
         (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

             (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

          (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related
Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

          (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section 3.11.  Maintenance of the Primary Insurance
                         Policies;
                    Collections Thereunder.

          (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such
Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the
Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the
Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

          (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any
Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12.  Maintenance of Fire Insurance and
                         Omissions and Fidelity Coverage.

          (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or
100
percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage
Loan, notwithstanding that the terms of the Mortgage Loan so permit.
Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10.

It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever improvements securing a Mortgage Loan (other than a Cooperative
Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

          (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13.  Enforcement of Due-on-Sale Clauses;
                         Assumption and Modification
                         Agreements; Certain Assignments.

          (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

               (i) the Master Servicer shall not be deemed to be
         in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

               (ii) if the Master Servicer determines that it is
         reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage
Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)) the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer
(A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage
Loan)
will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not
(based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage
Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

          (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the
Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

          (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit
L, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master
Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

          Section 3.14.  Realization Upon Defaulted Mortgage
                         Loans.

          (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section
3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the
Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such
Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master
Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

          (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such
REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

          (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within two years after its acquisition by the Trust Fund for purposes of
Section 860G(a)(8) of the Code or at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition on the Trust
Fund of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master
Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as
"foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO
Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net
Mortgage Rate, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan
(or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); fifth, for reimbursement for any payments made under the Policy to the extent not reimbursed pursuant to Section 4.02(a); and sixth, to Foreclosure Profits.

          Section 3.15.  Trustee to Cooperate; Release of
                         Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit E requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.
The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the
Certificate Account.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit E hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

          (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16.  Servicing and Other Compensation;
                         Compensating Interest.

          (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii),
(iv),
(v) and (vi) of Section 3.10(a), subject to clause (e) below.
The
amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. Subject to Section 3.14(d), in the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

          (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein.

          (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

          (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

          (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such
Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate
Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(c), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or
4.01(c) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

          Section 3.17.  Reports to the Trustee and the
                         Company.

          Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section
3.07 and each category of withdrawal specified in Section 3.10.

          Section 3.18.  Annual Statement as to Compliance.

          The Master Servicer will deliver to the Company, the Insurer and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19.  Annual Independent Public
                         Accountants' Servicing Report.

          On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public
Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public
Accountants (rendered within one year of such statement) with respect to such Subservicers.


          Section 3.20.  Rights of the Company in Respect of
                         the Master Servicer.

          The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Insurer hereby is so identified. The Company may, but is not obligated, to enforce the obligations of the Master Servicer hereunder and may, but is not obligated, to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

          Section 3.21.  Converted Mortgage Loans; Certain
                         Procedures and Purchasers.

          (a) The Trustee, as Note Holder (as defined in the Mortgage Notes for the Mortgage Loans) on behalf of the Certificateholders is hereby authorized and hereby authorizes and directs the Master Servicer, on behalf of the Note Holder, to determine fixed interest rates into which Mortgagors under Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the fixed formula set forth in such Mortgage Notes. The Master Servicer agrees to make such determinations and otherwise administer the program contemplated in the Mortgage Notes for the Convertible Mortgage Loans until the later to occur of (i) the date on which all the Convertible Mortgage Loans have become Converted Mortgage Loans, and
(ii) the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates.

          (b) Upon becoming aware of the conversion of any Convertible Mortgage Loan, the Master Servicer will promptly notify the Trustee (if it holds the related Mortgage File) or the Custodian. Prior to the day on which a Convertible Mortgage Loan has become a Converted Mortgage Loan, the related Subservicer shall be obligated under the terms of the Program Guide to purchase any Converting Mortgage Loan at the Purchase Price. In the event that such Subservicer fails to so purchase a Converting Mortgage Loan, the Master Servicer shall use its best efforts to purchase such Converted Mortgage Loan during the one-month period following the date of conversion to a Converted Mortgage Loan. All amounts paid by a Subservicer or the Master Servicer in connection with the purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, will be deposited in the Custodial Account.

          (c) Notwithstanding that a Mortgage Loan becomes a Converting Mortgage Loan or Converted Mortgage Loan in any month, such Converting Mortgage Loan or Converted Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until such Converting Mortgage
Loan or Converted Mortgage Loan, as the case may be, is purchased by the related Subservicer or the Master Servicer, pursuant to Section
3.21(b). Pursuant to the Program Guide, each related Subservicer is obligated to repurchase Converting Mortgage Loans. The Master Servicer will use its best reasonable efforts to enforce such obligation with respect to each Subservicer. A failure by the related Subservicer to purchase a Converting Mortgage Loan constitutes an event of default under the Program Guide, provided, however, that in the event the Master Servicer is acting as Subservicer, the failure of the Subservicer to purchase a Converting
Mortgage Loan shall not constitute an Event of Default hereunder.

          (d) In the event that any Converting Mortgage Loan or Converted Mortgage Loan is not purchased as provided in Section 3.21(b), the amount of the conversion fee, if any, paid by the Mortgagor in connection with the conversion of the adjustable rate on such Converted Mortgage Loan into a fixed rate shall be deposited by the Master Servicer into the Custodial Account on the Business Day immediately preceding the Distribution Date on which the proceeds of the purchase of such Converted Mortgage Loan were to be distributed to Certificateholders. The obligation of the Master Servicer to deposit the amounts, if any, required by this subsection
(d) shall not limit or affect any purchase under subsection (b) above.

          (e) Upon any purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, by the related Subservicer or the Master Servicer pursuant to Section 3.21(b) and the deposit in the Custodial Account of the Purchase Price, the Master Servicer shall give the Trustee written notice thereof and, based thereon, the Trustee shall release, or cause any Custodian to release, the related Mortgage File and convey such Mortgage Loan to the purchaser whereupon such purchased Converted Mortgage Loan shall cease to be part of the Trust Fund.

          (f) The undertaking by the Master Servicer to use its best efforts to purchase any Converted Mortgage Loan as provided in this Section 3.21 shall terminate without further action upon the day which is one month after the date of conversion of such Converted Mortgage Loan. The undertaking by the Master Servicer under this Section 3.21 shall be construed as an agreement independent of any other provisions of this Agreement. No party to this Agreement or any successor to any such party shall be required to purchase any Converted Mortgage Loan.

          Section 3.22.  Administration of Buydown Funds.

          (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").
The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a
Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

          (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the
Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.


                           ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS

          Section 4.01.  Certificate Account.

          (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit
Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the
Certificate Account pursuant to Section 3.12(a), (iii) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e), (iv) any amount required to be deposited in the Certificate Account pursuant to
Section 4.07, (v) any amount required to be deposited in the Certificate Account pursuant to Section 9.01, (vi) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (vii) all other amounts constituting the Available Distribution
Amount for the immediately succeeding Distribution Date.

          In addition, the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to make the Insured Payment on each Distribution
Date to the extent received from the Insurer.

          (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds, the Certificate Insurer Premium for such Distribution Date; provided that the Certificate Insurer Premium payable on the initial Distribution Date shall be paid to the Master Servicer.

          (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

          Section 4.02.  Distributions.

          (a) On each Distribution Date, (i) the Master Servicer on behalf of the Trustee or (ii) the Paying Agent appointed by the
Trustee, shall distribute to each Certificateholder of record on the
next preceding Record Date (other than as provided in Section
9.01
respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such
Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount plus the Insured Payment for such
Distribution Date, if any, transferred from the Insurance Account and payable to the Class A Certificateholders in accordance with
Section 4.08:

               (i) to the Class A Certificateholders Accrued Certificate Interest thereon for such Distribution Date, minus
     any Unpaid Interest Shortfalls for such Distribution Date, plus any interest due on the Class A Certificates pursuant to
     this Section 4.02(a)(i) remaining unpaid from any previous Distribution Date, for which no Insured Payment has been previously paid to the Class A Certificateholders;

              (ii)  to the Class A Certificateholders, the
     Principal Distribution Amount (except for any amounts described in clause (b)(5) of the definition of Principal Distribution Amount) (applied to reduce the Certificate Principal Balance of the Class A Certificates until such Certificate Principal Balance is reduced to zero); and

             (iii)  following the distributions set forth in
     Section 4.02(b), to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

          (b) In addition to the foregoing distributions set forth in Section 4.02(a), on each Distribution Date, Excess Cash Flow for such Distribution Date remaining after distribution of the amounts set forth in Section 4.02(a)(ii) shall be distributed by the
Trustee in the manner set forth above, first, to pay to the Insurer any Cumulative Insurance Payments, second, to pay to the Class A Certificateholders the portion of the Principal Distribution Amount consisting of any Subordination Increase Amount and third, to pay to the Class A Certificateholders any Unpaid Interest Shortfalls remaining unpaid on the preceding Distribution Date, together with interest thereon at the Pass-Through Rate in effect from time to time until the payment of such Unpaid Interest Shortfalls.

          (c)  Within five Business Days before the related
Distribution Date, the Master Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Sections
4.02(b).

          (d) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized
Loss, in the event that within two years of the date on which such
Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such
Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts in the order of priority set forth in this Section 4.02(a). Notwithstanding the foregoing, to the extent that the Master Servicer receives recoveries with respect to Mortgage Loans that were the subject of Realized Losses which were allocated to the Class A Certificates and which were paid by the Insurer pursuant to the Policy and not previously reimbursed pursuant to Section 4.02(b), such recoveries shall be paid directly to the Insurer and applied to reduce Cumulative Insurance Payments then due to the Insurer. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

          (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Insurer, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

          (f) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Insurer and the Trustee shall, no later than two
(2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such
Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

          Section 4.03.  Statements to Certificateholders.

          (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the
Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Company and the Insurer a statement setting forth the following information as to each Class of Certificates to the extent applicable:

              (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

             (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would
     be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

             (iv) the amount of any Advance by the Master
     Servicer pursuant to Section 4.04;

              (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution
     of principal on such Distribution Date;

             (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the
     amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other
     than pursuant to an actual distribution of principal;

           (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the
     number and aggregate principal balance of Mortgage Loans that are in foreclosure;

           (viii) the number, aggregate principal balance and book value of any REO Properties;

             (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

              (x) the Required Subordinated Amount and
     Subordinated Amount, after giving effect to distributions made on such Distribution Date;

             (xi) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized
     Losses on the Mortgage Loans incurred since the Cut-off
Date;

            (xii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

           (xiii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

            (xiv) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed
     on such Distribution Date;

             (xv) the amount of any Insured Payment made on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to
     Section 4.02(a) and the amount of Cumulative Insurance Payments after giving effect to any such Insured Payment or any such reimbursement payment to the Insurer;

            (xvi) the Pass-Through Rate on the Class A
     Certificates for such Distribution Date;

           (xvii) the aggregate principal balance of all Converting Mortgage Loans and Converted Mortgage Loans, as
the
     case may be, purchased by the related Subservicer or the Master Servicer pursuant to Section 3.21, the proceeds of which are being distributed on such Distribution Date and the
     aggregate principal balance of all Converted Mortgage Loans which have not been so purchased pursuant to Section 3.21;
and

          (xviii) the amount of Unpaid Interest Shortfalls for such Distribution Date.

In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this
Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

          (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each
Person who at any time during the calendar year was the Holder of a
Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each
Person who at any time during the calendar year was the Holder of a
Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate.

Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under
Rule 144A.

          Section 4.04.  Distribution of Reports to the
                         Trustee and the Company; Advances by
                         the Master Servicer.

          (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, the Insurer, any Paying
Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding
Certificate Account Deposit Date pursuant to clause (iii) of
Section
4.01(a), (iii) the Certificate Insurer Premium, if any, (iv) if the
Master Servicer determines that the Deficiency Amount for such Distribution Date is greater than zero, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"), (v) Cumulative Insurance Payments, (vi) the aggregate Purchase Prices for, and outstanding principal balances of, any Converted Mortgage Loans required to be purchased on or prior to the succeeding Certificate Account Deposit Date pursuant to Section 3.21(b) and, if applicable, the amounts required to be deposited on or prior to such Certificate Account Deposit Date pursuant to
Section 3.21(d) and (vii) the amount of Unpaid Interest
Shortfalls.
The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

          (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either
(i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly
Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution
Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

          The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Company, the Insurer and the Trustee.

          In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such
Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the
Certificate Account Deposit Date the Trustee shall, unless by
12:00
Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

          The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

          Section 4.05.  Allocation of Realized Losses.

          Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, shall be allocated as follows: first, to the Excess Cash Flow for such Distribution Date; second to the Class R Certificates, up to an amount equal to the excess, if any, of (i) the then aggregate Stated
Principal Balance of the Mortgage Loans over (ii) the then aggregate
Certificate Principal Balance of the Class A Certificates, until the
Certificate Principal Balance of the Class R Certificates has been reduced to zero; and third, to Class A Certificates on a pro rata basis until the Certificate Principal Balance thereof has been reduced to zero; provided that the aggregate amount of Realized Losses that are allocable to the Excess Cash Flow and the Class R Certificates pursuant to clauses first and second above shall not exceed 3.00% of the aggregate Cut-off Date Principal Balance of the
Mortgage Loans.

          As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an interest portion of a Realized Loss.
Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses to the Class R Certificates, shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

          Section 4.06.  Reports of Foreclosures and
                         Abandonment of Mortgaged Property.

          The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections
6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

          Section 4.07.  Optional Purchase of Defaulted
Mortgage Loans.

          As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor.
If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any
Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance and any
Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein. For purposes of reports to Certificateholders or the Insurer, and for purposes of calculating the Required Subordination Amount, any Mortgage Loan purchased pursuant to this Section shall be treated as if it had not been so purchased.

          Section 4.08.  The Policy.

          (a) If pursuant to Section 4.04(a)(iv), the Master Servicer determines that the Deficiency Amount for such Distribution
Date is greater than zero, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

          (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Payment from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate
Account. The Trustee shall distribute on each Distribution Date the
Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to clauses (i) and
(ii) of the definition of Deficiency Amount shall be distributed among the Class A Certificateholders on a pro rata basis; and
(iii)
the portion of any such Deficiency Amount related to clause (iii) of the definition of Deficiency Amount shall be distributed to the Class A Certificateholders in accordance with Section 9.01(c).

          (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Payment from the Insurer and (ii) distribute such Insured Payment to such Class A Certificateholders as set forth in subsection (b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class
A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.


                            ARTICLE V

                        THE CERTIFICATES

          Section 5.01.  The Certificates.

          (a) The Class A Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A and B and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01.
The Class A Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class R Certificates shall be issuable in minimum percentage interests of 20.0% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate may be issued to Residential Funding as "tax matters person" pursuant to
Section 10.01(c) in a minimum denomination representing a Percentage
Interest of not less than 0.01%.

          The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Trustee shall attach a written statement of insurance, prepared by the Insurer, to any Class of Certificates subject to an Insured Payment if the Insurer so requests.

          (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such
Certificates may not be transferred by the Trustee except to another
Depository that agrees to hold such Certificates for the respective
Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the
Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by
Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Company advises the Trustee in writing that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to
Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section
5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the
Holders of the Definitive Certificates as Certificateholders hereunder.

          Section 5.02.  Registration of Transfer and Exchange
                         of Certificates.

          (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the
Trustee, shall provide the Master Servicer with a certified list of
Certificateholders as of each Record Date prior to the related
Determination Date.

          (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class
R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

          (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive.

Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar)
be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (d)       No transfer, sale, pledge or other
disposition of
a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class R Certificate is to be made, (i) unless the Company directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the
Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said
Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer.
In
lieu of the requirements set forth in the preceding sentence, transfers of Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit M attached hereto, which investment letter shall not be an expense of the Trustee, the Company, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferror intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A.
The Holder of a Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

          (e) In the case of any Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition, the
Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the
Master Servicer to the effect that the purchase or holding of a Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under
ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The Trustee shall require that any prospective transferee of a Class R Certificate provide either a certification to the effect set forth in paragraph six of Exhibit H, which the Trustee may rely upon without further inquiry or investigation, or such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

          (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                    (A)  Each Person holding or acquiring any
          Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                    (B)       In connection with any proposed
          Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it
          is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed
Transfer
          as a nominee, trustee or agent for any Person who is not
          a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will
          endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the
Holder
          wishing to transfer the Class R Certificate, in form and
          substance satisfactory to the Master Servicer, representing and warranting, among other things, that no
          purpose of the proposed Transfer is to impede the assessment or collection of tax.

                    (C)  Notwithstanding the delivery of a
          Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this
Agreement
          has actual knowledge that the proposed Transferee is not
          a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                    (D)  Each Person holding or acquiring any
          Ownership Interest in a Class R Certificate shall agree
          (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R
Certificate
          and (y) not to transfer its Ownership Interest unless it
          provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                    (E)  Each Person holding or acquiring an
          Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the
Holder
     requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been
     reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (iii)     (A)  If any Disqualified Organization
shall
     become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such
     Transfer of such Class R Certificate.  If a Non-United
States
     Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to
     the extent permitted by law, to all rights and obligations as
     Holder thereof retroactive to the date of registration of such
     Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions
     of Treasury Regulations Section 1.860E-1 or Section
1.860G-3,
     then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any
     registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for
     taking any other action with respect to such holder under the provisions of this Agreement.

                    (B)  If any purported Transferee shall
          become a Holder of a Class R Certificate in violation of
          the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of
          the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master
Servicer.
          Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed
     (A) as a result of the Transfer of an Ownership Interest in a
     Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust
     fund, partnership, trust, estate or organization described in
     Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be
     required by the Master Servicer from such Person.

               (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                    (A)  written consent of the Insurer and
          written notification from each Rating Agency to the effect that the modification, addition to or elimination
          of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any
Class
          of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                    (B)  subject to Section 10.01(f), a
          certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust
Fund
          to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

          Section 5.03.  Mutilated, Destroyed, Lost or Stolen
                         Certificates.

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04.  Persons Deemed Owners.

          Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the
Company, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Company, the Master Servicer, the Trustee, the Insurer, the Certificate Registrar nor any agent of the Company, the Master
Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

          Section 5.05.  Appointment of Paying Agent.

          The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section
4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

          The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

          Section 5.06.  Optional Purchase of Certificates.

          (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the
Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of the Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest, including Unpaid Interest Shortfalls remaining unpaid on the preceding Distribution
Date, together with interest thereon at the Pass-Through Rate in effect from time to time until the payment of such Unpaid Interest
Shortfalls.

          (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar, the Insurer and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of
     the Trustee therein designated,

              (ii)  the purchase price therefor, if known, and

             (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made
     only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

          (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

          (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such
Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the
Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section
5.06,
the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the
Master Servicer or the Company, as applicable, shall thereafter hold
such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date, subject to any rights of the Insurer hereunder with respect thereto.


                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

          Section 6.01.  Respective Liabilities of the Company
                         and the Master Servicer.

          The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Sections 3.21, 7.01 or 10.01 to assume any obligations of the Master
Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02.  Merger or Consolidation of the Company
or the Master
                    Servicer; Assignment of Rights and
Delegation of Duties
                    by Master Servicer.

          (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master
Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the
Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency) or each Rating Agency's "shadow" rating of the Insurer in connection with the issuance of these Certificates shall not be adversely affected.

          (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement;
provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee, the Insurer and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company, the Insurer and the
Trustee an agreement, in form and substance reasonably satisfactory to the Company, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).
In
the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03.  Limitation on Liability of the
                         Company, the Master Servicer and
                         Others.

          Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the
Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund (subject to
Section 3.10(a)(viii)) and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment
Interest Shortfall.

          Section 6.04.  Company and Master Servicer Not to
                         Resign.

          Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer reasonably acceptable to the Insurer shall have assumed the Master
Servicer's responsibilities and obligations in accordance with
Section 7.02.


                           ARTICLE VII

                             DEFAULT

          Section 7.01.  Events of Default.

          Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of
     the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Company or to the Master Servicer, the
Company
     and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than
25%;
     or

         (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants
or
     agreements on the part of the Master Servicer contained in the
     Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of
a
     failure to pay the premium for any Required Insurance
Policy)
     after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating
     not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities
or
     similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force
     undischarged or unstayed for a period of 60 days; or

         (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any
     insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file
     a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

          If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee shall at the direction of the Insurer (unless an Insurer Default is continuing) or at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice to the Master Servicer (and to the Company and the
Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder; provided, however, that unless an Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee with the consent of the Insurer (which consent shall not be unreasonably withheld) shall, by notice to the Master Servicer, the
Company and the Insurer, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the
Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

          Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the
Company shall deliver to the Trustee a copy of the Program Guide and upon request of the Insurer, a copy of the Program Guide to the Insurer.

          Section 7.02.  Trustee or Company to Act;
                         Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee or, upon notice to the Insurer and the Company and with the Company's and the Insurer's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02,
2.03(a) and 3.21(b) and (f), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or
Section 7.01, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master
Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor
Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such
Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

          Section 7.03.  Notification to Certificateholders.

          (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and the Insurer.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and to the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

          Section 7.04.  Waiver of Events of Default.

          The Insurer or the Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of
Default hereunder, with the written consent of the Insurer, which consent shall not be unreasonably withheld, may waive any default or
Event of Default; provided, however, that (a) a default or Event of
Default under clause (i) of Section 7.01 may be waived, with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or
(iii). Upon any such waiver of a default or Event of Default by the
Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of
Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


                          ARTICLE VIII

                     CONCERNING THE TRUSTEE

          Section 8.01.  Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an
Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

          The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and
10.01. The Trustee shall furnish in a timely fashion to the Master
Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties as set forth in the Policy.
The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to
Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:

               (i)  Prior to the occurrence of an Event of
     Default, and after the curing or waiver of all such Events of
     Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable
     except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to
     the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions
     furnished to the Trustee by the Company or the Master
Servicer
     and which on their face, do not contradict the requirements of this Agreement;

              (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
     Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining
     the pertinent facts;

             (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     the Insurer or the Certificateholders holding Certificates of any Class affected thereby which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

              (iv)  The Trustee shall not be charged with
     knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section
7.01
     or an Event of Default under clauses (iii), (iv) and (v) of
     Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains
     actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the
Insurer,
     the Company or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the
Trustee
     to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any
     personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in
Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing
Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          (e) No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in connection with the enforcement of the Policy, or in the exercise of any of its rights or powers thereunder, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Section 8.02.  Certain Matters Affecting the
                         Trustee.

          (a)  Except as otherwise provided in Section 8.01:

             (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed
     or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default
(which
     has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such
     investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith
and
     believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

             (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which
     may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do
     by the Insurer or Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50% with the written consent of the
     Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such
     investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to
     it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents
or
     attorneys; and

           (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any
     Tax Returns required to be filed on behalf of the Trust
Fund.
     The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

          (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

          Section 8.03.  Trustee Not Liable for Certificates
                         or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the
Trustee shall not be accountable for the use or application by the
Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the
Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

          Section 8.04.  Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05.  Master Servicer to Pay Trustee's Fees
                         and Expenses; Indemnification.

          (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

          (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly
     after the Trustee shall have actual knowledge thereof;

         (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the
Master
     Servicer in preparing such defense; and

        (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

          Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

          Section 8.06.  Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a banking corporation or a national banking association having its principal office in a state and city acceptable to the Company and the Insurer and organized and doing business under the laws of such state or the
United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07.  Resignation and Removal of the
                         Trustee.

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company and the Insurer. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the
Company with the consent of the Insurer, which consent shall not be unreasonably withheld, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Company with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Company determines that the Trustee has failed (i) to make a claim available under the Policy or failed to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder (including any Insured Payment), if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days
(in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company or the Insurer, then the Insurer or the Company with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

          (c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

          Section 8.08.  Successor Trustee.

          (a)  Any successor trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Company and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section
8.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09.  Merger or Consolidation of Trustee.

          Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

          Section 8.10.  Appointment of Co-Trustee or Separate
                         Trustee.

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within
15 days after the receipt by it of a request so to do, or in case an
Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11.  Appointment of Custodians.

          The Trustee may, with the consent of the Master Servicer, the Insurer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the
Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

          Section 8.12.  Appointment of Office or Agency.

          The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the
Trustee in respect of this Agreement may be served.


                           ARTICLE IX

                           TERMINATION

          Section 9.01.  Termination Upon Purchase by the
                         Master Servicer or the Company or
                         Liquidation of All Mortgage Loans.

          (a)  Subject to Section 9.02, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i)  the later of the final payment or other
     liquidation (or any Advance with respect thereto) of the last
     Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

              (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund (other than the Policy) at a price equal to 100% of the unpaid
     principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the
     Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, plus any amounts due to the Insurer under the Insurance Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the
Court
     of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as
     is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

          The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased. No purchase pursuant to clause (ii) is permitted if it would result in a draw on the Policy unless the Insurer consents.

          (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company, shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the
Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable
(if it is exercising its right to purchase the assets of the Trust
Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

              (ii) the amount of any such final payment, if known, and

             (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

          (c)  Upon presentation and surrender of the
Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and to the Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Class A Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and
(C) with respect to the Insurer, any amounts owed to it pursuant to the Insurance Agreement.

          (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the
Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the
Master Servicer or the Company, as applicable, as a result of such
Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the
Certificateholders shall look only to the Master Servicer for such payment.

          Section 9.02.  Additional Termination Requirements.

          (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Insurer) to the effect that the failure of the Trust Fund to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:


              (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust
Fund's
     final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and the regulations thereunder;


             (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at
     or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

            (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust
Fund,
     the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master
Servicer
     or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.


                            ARTICLE X

                        REMIC PROVISIONS

          Section 10.01. REMIC Administration.

          (a) The REMIC Administrator shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the
REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

          (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section
860G(a)(9) of the Code.

          (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R
Certificates and shall be designated as the "tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.
If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master
Servicer hereunder for so acting as the REMIC Administrator.

          (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

          (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class
R Certificate to any Person who is not a Permitted Transferee,
(ii)
to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue
Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

          (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the
REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the
Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of
Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interests of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The
Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the
Code.

          (g)  In the event that any tax is imposed on
"prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the
Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the
Code.

          (k)  Solely for the purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the
REMIC would be reduced to zero is March 25, 2026, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

          (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

          (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for the REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to the REMIC after the Closing
Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the
Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the
REMIC Provisions.

          Section 10.02. Master Servicer and Trustee
Indemnification.

          (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the
Trustee's covenants set forth in Article VIII or this Article X.

          (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

          (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

          Section 11.01. Amendment.

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Insurer, but without the consent of any of the Certificateholders:

          (i)  to cure any ambiguity,

         (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

        (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at
     all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an
Opinion
     of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect
     the interests of any Certificateholder,

         (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained,
     provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of
Counsel,
     adversely affect in any material respect the interests of any
     Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of
Certificates
     below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v)  to modify, eliminate or add to the provisions of
     Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being
     the "residual interests" in the REMIC provided that (A) such change shall not result in reduction of the rating assigned to
     any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter
     from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to
     modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

         (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent
     with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any
     Certificateholder and is authorized or permitted under Section
     11.09(d).

          (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

              (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating
     not less than 66%, or

             (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to
     consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then
     outstanding.

          (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel
(subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.
The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund,
(ii) any such reserve fund shall be owned by the Company, and
(iii)
amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h) in effect as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on
"prohibited transactions" under Section 860F(a)(1) of the Code or on
"contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit J (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

          Section 11.02. Recordation of Agreement;
Counterparts.

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Insurer or Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 11.03. Limitation on Rights of
Certificateholders.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

          (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided and such default would not result in a claim under the Policy, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Insurer shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such
Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04. Governing Law.

          This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New
York
and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 11.05. Notices.

          All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale
Lake Boulevard, Suite 700, Minneapolis, Minnesota  55437,
Attention:
President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company,
(b)
in the case of the Master Servicer, 10 Universal City Plaza,
Suite
2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Four Albany Street, New York, New York 10006,
Attention:  Residential Funding Mortgage Securities I, Inc.
Series
1996-QS2 or such other address as may hereafter be furnished to the
Company and the Master Servicer in writing by the Trustee, (d) in the case of Moody's, 99 Church Street, 4th Floor, New York, New York, 10007, Attention: Residential Mortgage Pass-Through Monitoring, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Moody's, (e) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10006 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's and (f) in the case of the Insurer, MBIA Insurance Corporation, 113 King Street, Armonk,
New York 10504 Attention: Insured Portfolio Management Structured Finance (IPM-SF) or such other address as may be hereafter furnished in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06. Notices to Rating Agency and the
Insurer.

          The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, the Insurer and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or
(j)
below or provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f)
below:

          (a)  a material change or amendment to this Agreement,

          (b)  the occurrence of an Event of Default,

          (c)  the termination or appointment of a successor
     Master Servicer or Trustee or a change in the majority ownership of the Trustee,

          (d)  the filing of any claim under the Master
     Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

          (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section
     4.03,

          (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

          (g) a change in the location of the Custodial Account or the Certificate Account,

          (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the
     failure by the Master Servicer to make an Advance pursuant to
     Section 4.04,

          (i)  the occurrence of the Final Distribution Date, and

          (j)  the repurchase of or substitution for any Mortgage
     Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer.

          In addition to the above delivery requirements, the Company, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of written confirmation, written notice or legal opinion.

          Section 11.07. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or of the Insurer.

          Section 11.08. Supplemental Provisions for
Resecuritization.

          (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any
Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized
Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the
Supplemental Article shall not constitute an "amendment" of this Agreement.

          Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring
Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section
860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860(G)(d) of the Code.

          Section 11.09. Rights of the Insurer.

          (a) The Insurer is an express third-party beneficiary of this Agreement unless an Insurer Default exists.

          (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class
A Certificateholders and the Company on such Distribution Date.

          (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

          (d) Unless an Insurer Default exists, the Trustee and the Company shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, if such consent is not unreasonably withheld.

          (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.
          IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES I, INC.
[Seal]


                              By:

                                Name: Bruce J. Legan
                                Title:     Vice President

Attest:
Name:
Title:     Vice President


                              RESIDENTIAL FUNDING
                              CORPORATION
[Seal]


                              By:

                                Name:
                                Title:

Attest:
Name:                    Bruce J. Legan
Title:           Director


                              BANKERS TRUST COMPANY,
                              as Trustee
[Seal]


                              By:

                                Name:
                                Title:

Attest:
Name:
Title:

STATE OF MINNESOTA       )
                         ) ss.:
COUNTY OF HENNEPIN       )

          On the 29th day of April, 1996 before me, a notary public in and for said State, personally appeared Bruce J. Legan, known to me to be a Vice President of Residential Funding Mortgage
Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


______________________________________

Notary Public


[Notarial Seal]



STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 29th day of April, 1996 before me, a notary public in and for said State, personally appeared _____________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


______________________________

Notary Public

[Notarial Seal]
STATE OF            )
                    ) ss.:
COUNTY OF                )


          On the 29th day of April, 1996 before me, a notary public in and for said State, personally appeared ________________, known to me to be a ______________ of Bankers Trust Company, the New
York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



______________________________
                                         Notary Public

[Notarial Seal]

                            EXHIBIT A

                   FORM OF CLASS A CERTIFICATE




          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS
CERTIFICATE IS APRIL 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE CONSTANT PREPAYMENT RATE (AS DESCRIBED IN THE
PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE
APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.


Certificate No. ____           Adjustable Pass-Through Rate

Class A Senior                 ___% Initial Pass-Through
                               Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:            [Percentage Interest:

                                        ___%]
April 1, 1996
                               Aggregate Initial Certificate
                               Principal Balance
First Distribution Date:             $_____________
May 28, 1996


Master Servicer:               Initial Certificate Principal
Residential Funding            Balance of this Certificate
Corporation                          $_____________

Assumed Final
Distribution Date:             CUSIP 760947-_____
March 25, 2026


                MORTGAGE PASS-THROUGH CERTIFICATE
                         SERIES 1996-S12

    evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Residential Funding Mortgage Securities I, Inc., the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial Certificate Principal
Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         MBIA Insurance Corporation (the "Insurer") has issued a certificate guaranty insurance policy with respect to the Class A
Certificates, a copy of which is attached as Exhibit N to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class A Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized
Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances with the consent of the Insurer but without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the
Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         BANKERS TRUST COMPANY, as
                               Trustee



By:____________________________________
                                       Authorized Signatory



                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                               BANKERS TRUST COMPANY, as
                               Certificate Registrar



By:___________________________________
                                       Authorized Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through
Certificate
and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
______________________________________
                         Signature by or on behalf of assignor




______________________________________
                         Signature Guaranteed




                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.


                     STATEMENT OF INSURANCE

OBLIGATIONS:           $91,183,371
                       Residential Funding Mortgage Securities
I, Inc.
                       Mortgage Pass-Through Certificates
                       Series 1996-S12, Class A Certificates


         MBIA Insurance Corporation (the "Insurer") has issued a
Certificate Guaranty Insurance Policy (the "Policy") relating to the
Obligations containing the following provisions, the Policy being on file at the Corporate Trust Office of the Trustee.

         The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by Bankers Trust Company, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular
Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. The Policy does not cover Prepayment Interest Shortfalls or Unpaid Interest Shortfalls.

         Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the
Trust Fund, the REMIC or the Trustee for withholding taxes, if any
(including interest and penalties in respect of any such liability).

         The Insurer will pay any amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount (as defined below) is due or the Business Day following receipt in New York, New
York on a Business Day by State Street Bank and Trust Company,
N.A.,
as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 Noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the
Policy, it shall be deemed not to have been received by the Fiscal
Agent for purposes of this paragraph, and the Insurer or the Fiscal
Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         Insured Payments due under the Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment.

         The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Pooling and Servicing Agreement, dated as of April 1, 1996, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to the Class A Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay one month's interest on the Certificate Principal Balance of the Class A Certificates at the then- applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act, any Prepayment Interest Shortfalls and any Unpaid Interest Shortfalls allocated to the Class A Certificates, (ii) the principal portion of any Realized
Loss allocated to the Class A Certificates and (iii) the Certificate
Principal Balance of the Class A Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust
Fund pursuant to the terms of the Agreement.

         "Insured Payment" means, as of any Distribution Date, any Deficiency Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         "Owner" means each Holder (as defined in the Agreement) of any Class A Certificate who, on the applicable Distribution
Date,
is entitled under the terms of the Class A Certificates to payment thereunder.

         Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the
Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal
Agent may be made at the address listed below for the Fiscal
Agent
or such other address as the Insurer shall specify in writing to the
Trustee.

         The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal
Registrar
and Paying Agent, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in
Article
76 of the New York Insurance Law.

         The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.
                            EXHIBIT B

                   FORM OF CLASS R CERTIFICATE


THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D
OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
PLAN OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE
CODE, OR TO ANY PERSON ACTING ON BEHALF OF OR WITH "PLAN ASSETS"
OF
SUCH PLAN, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN
ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL
NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT (AS DEFINED BELOW).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY
BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER
AFFIDAVIT
TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE
IS
NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR
ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF
THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE
CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
SECTION
1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF
THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF
THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT
BE
DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF
THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS
OF
THIS PARAGRAPH.


Class R Subordinate            Certificate No.

Date of Pooling and Servicing
Agreement and Cut-off Date:
April 1, 1996

First Distribution Date:             Aggregate Initial
                                     Certificate
May 28, 1996                   Principal Balance of the
                               Class R
                               Certificates: $______.
Master Servicer:
Residential Funding Corporation          CUSIP: 76110F-___

Assumed Final Distribution Date:         Initial Certificate
                                      Principal Balance of
                                      this Certificate:
                                      $_____________

                               Percentage Interest:

                                _____


                      MORTGAGE PASS-THROUGH
                          CERTIFICATE,
                         SERIES 1996-S12

    evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one-
    to four-family adjustable interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Residential Funding Mortgage Securities I, Inc., the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that                       is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal
Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities
I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust
Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership
Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is as set forth above. The Certificate Principal Balance hereof as of any Distribution Date will be equal to the Stated Principal Balance of the Mortgage Loans less the aggregate Certificate Principal Balance of the Class A Certificates. Notwithstanding the reduction of the
Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such
Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or
(ii) to purchase in whole, but not in part, all of the Certificates other than the Class R Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than five percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   April 29, 1996                BANKERS TRUST
                         COMPANY,
                                     as Trustee


                                     By:

                                         Authorized
Signatory


                  CERTIFICATE OF AUTHENTICATION


         This is one of the Class R Certificates referred to in the within-mentioned
Agreement.

                                     BANKERS TRUST COMPANY,
                                     as Certificate
Registrar


                                     By:

                                         Authorized
Signatory


                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee)



the beneficial interest evidenced by the within Mortgage
Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate
Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:

                               Signature by or on behalf of
assignor





                               Signature Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or
,
as its agent.

                            EXHIBIT C

                       CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 1, 1996, by and among BANKERS TRUST COMPANY, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                 W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of April 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S12 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                            ARTICLE I

                           Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling
Agreement, unless otherwise required by the context herein.


                           ARTICLE II

                  Custody of Mortgage Documents

         Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the
Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the
"Mortgage Loan Schedule").

         (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing
Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the
Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final
Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

         Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage
Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the
Pooling Agreement have been or will be so deposited) of a Servicing
Officer and shall request delivery to it of the Mortgage File.
The
Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool
Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the
Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a
Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master
Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling
Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage
File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                           ARTICLE III

                    Concerning the Custodian

         Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the
Custodian, the Custodian is exclusively the bailee and agent of the
Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the
Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.

Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.  The
Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the
Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the
Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder.
Any successor Custodian shall be a depository institution subject to
supervision or examination by federal or state authority and shall
be able to satisfy the other requirements contained in Section
3.7
and shall be unaffiliated with the Master Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

         Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                           ARTICLE IV

                    Miscellaneous Provisions

         Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the
Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement shall be
deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.
         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                       BANKERS TRUST COMPANY,
                               as Trustee
Four Albany Street
New York, New York  10006
Attention:  Residential Funding Corporation
               Series 1996-S12

By:_____________________________
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.

8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

By:_____________________________
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               CORPORATION, as Master
Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437

By:_____________________________
                               Name:
                               Title:  Director


Address:                       NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479


By:_____________________________
                               Name:   Kathleen Marshall
                               Title:  Trust Officer
STATE OF ________       )
                        ) ss.:
COUNTY OF ____          )

         On the 29th day of April, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of
Bankers Trust Company, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




_____________________________
                                            Notary Public


[SEAL]
STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )

         On the 29th day of April, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





__________________________________
                                  Notary Public


[SEAL]
STATE OF MINNESOTA
                        ) ss.:
COUNTY OF HENNEPIN )


         On the 29th day of April, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Residential Funding
Mortgage
Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


__________________________________
                                     Notary Public

[Notarial Seal]


STATE OF MINNESOTA      )
                        ) ss:
COUNTY OF HENNEPIN      )

         On the 29th day of April, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


__________________________________
                                       Notary Public

[Notarial Seal]
                           EXHIBIT ONE

                        FORM OF CUSTODIAN
                      INITIAL CERTIFICATION


                                  April 29, 1996


Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S12

         Re: Custodial Agreement dated as of April 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S12

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage
Loan Schedule.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION




By:___________________________
                                  Name:
                                  Title:
                           EXHIBIT TWO

             FORM OF CUSTODIAN INTERIM CERTIFICATION



                        ________________ ____, 1996



Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S12

         Re: Custodial Agreement dated as of April 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S12

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL  ASSOCIATION




By:___________________________
                                  Name:
                                  Title:
                          EXHIBIT THREE

              FORM OF CUSTODIAN FINAL CERTIFICATION



                             _____________ ___, 1996




Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S12

         Re: Custodial Agreement dated as of April 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates,
              Series 1996-S12


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage
Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative
Loan):

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced
or
    destroyed, together with a copy of the related Mortgage Note;

         (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

         (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy
    of such assignment certified by the public recording office in which such assignment has been recorded;

         (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title
    from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

         (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative
Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v)  The Security Agreement;

         (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

         (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                             NATIONAL  ASSOCIATION



By:________________________________
                             Name:
                             Title:
                            EXHIBIT D

                     MORTGAGE LOAN SCHEDULE

  RUN ON     : 04/18/96           RFC DISCLOSURE SYSTEM
RFFSD175-01
  AT         : 15.50.45        NONFIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S12
CUTOFF : 04/01/96
  POOL       : 0004205
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL
MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL
LN FEATURE
  ADDRESS                         CURR NET        ORIGINAL P+I
# OF UNITS
  ADDRESS LINE 2                  NOTE CEILING    CURRENT P+I
LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
VALUE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT
MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT
MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT
NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT
NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR
PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS
PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR
PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH
RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH
RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE
FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX
TO WINDOW
                                  OCCP CODE       CNVT MARGIN

_________________________________________________________________
_____________


    1286255                           6.8750      1,500,000.00

   100
    RUBIN               ISRAEL        8.6250      1,450,410.83

    ZZ
    2339 WORTHING LANE                8.2500          9,853.94

    1
                                     13.3750         11,587.85

    58
    LOS ANGELES     CA    90077      13.0000       12/18/92
2,600,000.00
    0555821                            .0000       02/01/93

    00
    0555821                            .0000       01/01/23

    0
    0                                 3.1250       01/01/94

01/01/97
    664/664                           2.7500       02/01/94

02/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.5000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1368768                           5.5000        469,000.00

   100
    OWENS               SHAWN         7.7500        458,043.13

    ZZ
    117 MILTON COURT                  7.5000          2,662.93

    1
                                     11.5000          3,342.51

    70
    BOULDER CITY    NV    89005      11.2500       02/25/94

670,000.00
    0380009465                         .0000       05/01/94

    00
    0000190641                         .0000       04/01/24

    0
    0                                 2.8750       04/01/95

04/01/97
1


    032/F07                           2.6250       05/01/95

05/01/97
      45                              3.5000          .0000

   .0000
    A                                 7.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1371667                           4.6250        248,850.00

   100
    DASE                DANIEL        8.1250        238,678.42

    ZZ
    604 SHADYBROOK COURT              7.7500          1,279.44

    1
                                     10.6250          1,813.72

    80
    SOUTHLAKE       TX    76092      10.2500       01/12/94

311,100.00
    0705089                            .0000       03/01/94

    00
    2905594                            .0000       02/01/24

    0
    0                                 2.7500       02/01/95

02/01/97
    180/756                           2.3750       03/01/95

03/01/97
      45                              2.6250          .0000

   .0000
    A                                 6.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1372900                           4.5000        500,000.00

   100
    JENKINS             PAUL          8.2500        485,255.37

    ZZ
    2723 NORTH REGNER ROAD            8.0000          2,533.43

    1
                                     10.5000          3,712.71

    80
    MCHENRY         IL    60050      10.2500       01/24/94

629,974.00
    0144510-6                          .0000       03/01/94

    00
    332247                             .0000       02/01/24

    0
    0                                 2.8750       02/01/95

02/01/97
    028/755                           2.6250       03/01/95

03/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1375472                           5.0000         93,000.00

   100
    GAROUTTE            CHRIS         8.2500         90,480.52

    ZZ
    9504 ROSEVALE STREET              8.0000            499.25

    1
                                     11.0000            692.27

    65
    FORT WASHINGTO  MD    20744      10.7500       01/31/94

143,500.00
1


    0144577-6                          .0000       03/01/94

    00
    325737                             .0000       02/01/24

    0
    0                                 2.8750       02/01/95

02/01/97
    028/755                           2.6250       03/01/95

03/01/97
      45                              3.0000          .0000

   .0000
    A                                 7.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1376110                           5.2500        332,000.00

   100
    SHAHEEN             EDGAR         7.8750        323,614.38

    ZZ
    11804 SW 43 STREET                7.5000          1,833.32

    1
                                     11.2500          2,390.97

    80
    DAVIE           FL    33330      10.8750       02/17/94

415,000.00
    4884581                            .0000       04/01/94

    00
    4884581                            .0000       03/01/24

    0
    0                                 2.7500       03/01/95

03/01/97
    324/E42                           2.3750       04/01/95

04/01/97
      45                              3.2500          .0000

   .0000
    A                                 7.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              01

03/01/95
        .0000                           05             E

03/01/99
                                        O            1.1250


    1379071                           4.5000        253,800.00

   100
    LIPSTADT            STANLEY       8.0000        243,628.90

    T
    29 LITTLE DUNES CR                7.7500          1,285.97

    1
                                     10.5000          1,823.63

    90
    FERNANDINA BEA  FL    32034      10.2500       03/01/94

282,000.00
    3908282                            .0000       04/01/94

    14
    3908282                            .0000       03/01/24

   17
    0                                 2.8750       03/01/95

03/01/97
    637/637                           2.6250       04/01/95

04/01/97
      45                              2.5000          .0000

   .0000
    A                                 6.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1379398                           5.6250        297,500.00

   100
    STEDER              PATRICIA      7.6250        290,956.19

    T
1


    2 B STREET                        7.3750          1,712.58

    1
                                     11.6250          2,096.83

    70
    ST AUGUSTINE    FL    32084      11.3750       04/13/94

425,000.00
    0380013194                         .0000       06/01/94

    00
    328544                             .0000       05/01/24

    0
    0                                 2.8750       05/01/95

05/01/96
    028/F07                           2.6250       06/01/95

06/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1379831                           4.8750        350,000.00

   100
    PHELAN              TIMOTHY       7.7500        340,348.16

    ZZ
    1730 NORTH CASCADE AVENUE         7.3750          1,852.23

    1
                                     10.8750          2,483.64

    71
    COLORADO SPRIN  CO    80907      10.5000       03/25/94

499,900.00
    6976609                            .0000       05/01/94

    00
    6976609                            .0000       04/01/24

    0
    0                                 2.8750       04/01/95

04/01/97
    372/372                           2.5000       05/01/95

05/01/97
      45                              2.8750          .0000

   .0000
    A                                 6.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1381117                           5.5000        258,000.00

   100
    O'BOYLE             SEAN          7.5000        252,192.53

    ZZ
    9513 BYEFORDE ROAD                7.2500          1,464.90

    1
                                     11.5000          1,796.23

    80
    KENSINGTON      MD    20895      11.2500       04/22/94

324,000.00
    0380010398                         .0000       06/01/94

    00
    1012894                            .0000       05/01/24

    0
    0                                 2.8750       05/01/95

05/01/96
    696/F07                           2.6250       06/01/95

06/01/96
      45                              3.5000          .0000

   .0000
    A                                 7.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1382487                           5.5000        256,500.00

   100
    HENRY, JR.          W             7.5000        250,726.29

    ZZ
    560 ANN LANE                      7.2500          1,456.38

    1
                                     11.5000          1,785.79

    90
    CALIFORNIA      MD    20619      11.2500       04/28/94

285,000.00
    87404                              .0000       06/01/94

    10
    015937                             .0000       05/01/24

   17
    0                                 2.7500       05/01/95

05/01/96
    246/246                           2.5000       06/01/95

06/01/96
      45                              3.5000          .0000

   .0000
    A                                 7.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1383039                           5.3750        280,000.00

   100
    JANG                JAE           7.7500        273,306.65

    ZZ
    1209 GRANT COURT                  7.5000          1,567.92

    1
                                     11.3750          1,994.42

    73
    LONG GROVE      IL    60047      11.1250       03/28/94

385,000.00
    0380020207                         .0000       05/01/94

    00
    329277                             .0000       04/01/24

    0
    0                                 2.8750       04/01/95

04/01/97
    028/F07                           2.6250       05/01/95

05/01/97
      45                              3.3750          .0000

   .0000
    A                                 7.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1383271                           5.3000        314,000.00

   100
    GRABAVOY            GREGORY       7.3000        301,753.68

    ZZ
    1505 DARIEN CLUB DRIVE            7.0500          1,743.66

    1
                                     11.3000          2,126.83

    77
    DARIEN          IL    60561      11.0500       05/19/94

408,000.00
    2502674                            .0000       07/01/94

    00
    2502674                            .0000       06/01/24

    0
    0                                 2.7500       06/01/95

06/01/96
    169/169                           2.5000       07/01/95

07/01/96
      45                              3.3000          .0000

   .0000
    A                                 7.3000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1383624                           5.8750        432,000.00

   100
    HILSMAN III         JOSEPH        7.8750        416,814.39

    ZZ
    2950 BAKERS FARM ROAD             7.6250          2,555.45

    1
                                     11.8750          3,072.06

    76
    ATLANTA         GA    30339      11.6250       05/12/94

570,000.00
    0380023789                         .0000       07/01/94

    00
    993396                             .0000       06/01/24

    0
    0                                 2.8750       06/01/95

06/01/96
    083/F07                           2.6250       07/01/95

07/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1386062                           6.7500        195,000.00

   100
    LANDAU              DIANN         8.7500        191,791.38

    ZZ
    RT 1 BOX 204                      8.5000          1,264.77

    1
                                     12.7500          1,528.70

    75
    LOVETTSVILLE    VA    22080      12.5000       06/29/94

260,000.00
    0380039876                         .0000       08/01/94

    00
    1132000                            .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    480/F07                           2.6250       08/01/95

08/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1386365                           6.0000        137,750.00

   100
    RODRIGUEZ-LARA      JUAN          8.0000        135,136.67

    ZZ
    2553 EAST 218 STREET              7.7500            825.89

    1
                                     12.0000          1,006.76

    95
    CARSON          CA    90810      11.7500       06/07/94

145,000.00
    0380042243                         .0000       08/01/94

    04
    4261483                            .0000       07/01/24

   25
    0                                 2.8750       07/01/95

07/01/96
    462/F07                           2.6250       08/01/95

08/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1387131                           5.6250        301,500.00

   100
    BASHAM II           GEORGE        7.6250        294,781.37

    ZZ
    3104 BARTON CREEK BOULEVARD       7.3750          1,735.60

    1
                                     11.6250          2,125.02

    90
    AUSTIN          TX    78735      11.3750       05/31/94

335,000.00
    0380049248                         .0000       07/01/94

    04
    3128989                            .0000       06/01/24

   17
    0                                 2.8750       06/01/95

06/01/96
    177/F07                           2.6250       07/01/95

07/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

06/01/95
        .0000                           03             E

06/01/99
                                        O             .6250


    1387272                           5.7500        348,750.00

   100
    MANES               JOSEPH        7.7500        342,096.61

    ZZ
    16105 MARLBORO PIKE               7.5000          2,035.21

    1
                                     11.7500          2,488.18

    75
    UPPER MARLBORO  MD    20772      11.5000       07/25/94

465,000.00
    0380044884                         .0000       09/01/94

    00
    3123007                            .0000       08/01/24

    0
    0                                 2.8750       08/01/95

08/01/96
    696/F07                           2.6250       09/01/95

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1387288                           6.6250        215,000.00

   100
    SHIELDS             JOSEPH        8.6250        211,373.34

    ZZ
    3511 PERSIMMONS DRIVE             8.3750          1,376.67

    1
                                     12.6250          1,666.28

    90
    ALGONQUIN       IL    60102      12.3750       06/28/94

239,000.00
    0380057886                         .0000       08/01/94

    04
    1940485                            .0000       07/01/24

   17
    0                                 2.8750       07/01/95

07/01/96
1


    664/F07                           2.6250       08/01/95

08/01/96
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1387471                           6.5000        228,200.00

   100
    VARNER              MARK          8.5000        224,261.28

    ZZ
    6190 E NORTHERN DRIVE             8.2500          1,442.38

    1
                                     12.5000          1,748.26

    87
    MORRIS          IL    60450      12.2500       07/08/94

263,000.00
    0380056672                         .0000       08/01/94

    04
    977518                             .0000       07/01/24

   17
    0                                 2.8750       07/01/95

07/01/96
    083/F07                           2.6250       08/01/95

08/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              01

07/01/95
        .0000                           03             E

07/01/99
                                        O            1.1250


    1387476                           5.8750        225,700.00

   100
    DAYA                MANOJ         7.8750        221,316.84

    ZZ
    9501 HAYENRIDGE COURT             7.6250          1,335.11

    1
                                     11.8750          1,629.87

    90
    HUNTERSVILLE    NC    28078      11.6250       06/30/94

250,813.00
    0380048380                         .0000       08/01/94

    04
    1070433                            .0000       07/01/24

   17
    0                                 2.8750       07/01/95

07/01/96
    083/F07                           2.6250       08/01/95

08/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1387857                           4.7500        286,200.00

   100
    GIBSON              KENNETH       6.7500        279,072.34

    ZZ
    401 CREEKSIDE DRIVE               6.5000          1,492.96

    1
                                     10.7500          1,847.26

    90
    LEAGUE CITY     TX    77573      10.5000       05/13/94

318,000.00
1


    0380051988                         .0000       07/01/94

    04
    6550332                            .0000       06/01/24

   17
    0                                 3.0000       06/01/95

06/01/96
    131/F07                           2.7500       07/01/95

07/01/96
      45                              2.7500          .0000

   .0000
    A                                 6.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1389502                           6.2500        173,000.00

   100
    MA                  BILL          8.2500        170,120.19

    ZZ
    2616 PARK CREEK DRIVE             8.0000          1,065.19

    1
                                     12.2500          1,294.75

    70
    PLANO           TX    75075      12.0000       08/03/94

249,654.00
    0380052184                         .0000       10/01/94

    00
    2335453                            .0000       09/01/24

    0
    0                                 2.8750       09/01/95

09/01/96
    638/F07                           2.6250       10/01/95

10/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1389790                           5.8750        228,000.00

   100
    LIEBERT             STEFAN        7.8750        223,572.23

    ZZ
    16 HERRADA RD                     7.6250          1,348.71

    1
                                     11.8750          1,646.48

    80
    SANTA FE        NM    87505      11.6250       06/21/94

285,000.00
    0380055500                         .0000       08/01/94

    00
    2201691                            .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    177/F07                           2.6250       08/01/95

08/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

07/01/95
        .0000                           03             E

07/01/99
                                        O             .6250


    1390132                           6.0000        435,000.00

   100
    YARBROUGH           WAYNE         8.0000        246,110.69

    ZZ
1


    5 DORAL COURT                     7.7500          2,608.04

    1
                                     12.0000          2,333.68

    77
    FRISCO          TX    75034      11.7500       08/26/94

570,000.00
    0380063546                         .0000       10/01/94

    00
    10871256                           .0000       09/01/24

    0
    0                                 2.8750       09/01/95

09/01/96
    047/F07                           2.6250       10/01/95

10/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1391269                           6.1250        457,600.00

   100
    LE BLANC            PHILLIP       8.1250        449,800.66

    ZZ
    20 KENDALL LANE                   7.8750          2,780.43

    1
                                     12.1250          3,384.49

    80
    DANVILLE        CA    94526      11.8750       08/24/94

572,000.00
    0380061631                         .0000       10/01/94

    00
    421115                             .0000       09/01/24

    0
    0                                 2.8750       09/01/95

09/01/96
    736/F07                           2.6250       10/01/95

10/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1391381                           6.5000        222,775.00

   100
    DREES               STEPHEN       8.5000        219,084.75

    ZZ
    19 PINECREST DRIVE                8.2500          1,408.09

    1
                                     12.5000          1,706.70

    95
    WESTBORO        MA    01581      12.2500       07/29/94

234,500.00
    1709214                            .0000       09/01/94

    04
    1709214                            .0000       08/01/24

   25
    0                                 2.8750       08/01/95

08/01/96
    447/447                           2.6250       09/01/95

09/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1392094                           6.0000        312,800.00

   100
    THORSON             JEROME        8.0000        307,104.80

    T
    121 BAY POINT DRIVE UNIT1         7.7500          1,875.39

    1
                                     12.0000          2,286.13

    75
    WHITEFISH       MT    59937      11.7500       07/22/94

420,000.00
    221518061                          .0000       09/01/94

    00
    221518061                          .0000       08/01/24

    0
    0                                 2.6250       08/01/95

08/01/96
    560/560                           2.3750       09/01/95

09/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

08/01/95
        .0000                           03             E

08/01/99
                                        O            1.1250


    1392099                           6.3750        406,000.00

   100
    CHASE               JOHN          8.3750        399,112.83

    ZZ
    3 NE DOLORES STREET AT 10TH A     8.1250          2,532.91

    1
                                     12.3750          3,074.41

    70
    CARMEL-BY-THE-  CA    93921      12.1250       07/01/94

580,000.00
    221513005                          .0000       09/01/94

    00
    221513005                          .0000       08/01/24

    0
    0                                 2.8750       08/01/95

08/01/96
    560/560                           2.6250       09/01/95

09/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1392101                           5.3750        390,000.00

   100
    CARRIDINE           CHARLES       7.3750        381,691.30

    ZZ
    5826 MURFIELD DRIVE               7.1250          2,183.89

    1
                                     11.3750          2,681.84

    65
    OAKLAND         MI    48306      11.1250       06/15/94

600,000.00
    221486632                          .0000       08/01/94

    00
    221486632                          .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    560/560                           2.6250       08/01/95

08/01/96
      45                              3.3750          .0000

   .0000
    A                                 7.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              01

07/01/95
        .0000                           03             E

07/01/99
                                        O            1.1250


    1392102                           4.8750        239,200.00

   100
    MCCAFFREY           PATRICK       6.8750        233,618.12

    ZZ
    2075 SUTTER STREET  #523          6.6250          1,265.87

    1
                                     10.8750          1,563.93

    80
    SAN FRANCISCO   CA    94115      10.6250       05/26/94

299,000.00
    221482904                          .0000       08/01/94

    00
    221482904                          .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    560/560                           2.6250       08/01/95

08/01/96
      45                              2.8750          .0000

   .0000
    A                                 6.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1392283                           5.6250        212,000.00

   100
    DICKINSON           GARY          7.6250        207,656.93

    ZZ
    206 CARRIGAN POINT                7.3750          1,220.39

    1
                                     11.6250          1,494.21

    80
    NOBLESVILLE     IN    46060      11.3750       06/16/94

265,000.00
    400285491                          .0000       08/01/94

    00
    400285491                          .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    560/560                           2.6250       08/01/95

08/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1392284                           6.1250        315,000.00

   100
    BELL                DONALD        8.1250        309,396.87

    ZZ
    111 LALOMA                        7.8750          1,913.97

    1
                                     12.1250          2,329.78

    90
    TAOS            NM    87571      11.8750       07/15/94

351,000.00
    0221515398                         .0000       09/01/94

    04
    482956191                          .0000       08/01/24

   25
    0                                 2.6250       08/01/95

08/01/96
    560/560                           2.3750       09/01/95

09/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1392386                           6.2500        243,000.00

   100
    MAGURNO             RICHARD       8.2500        234,168.29

    T
    2575 S BAYSHORE DR #7B            8.0000          1,496.19

    1
                                     12.2500          1,816.29

    90
    MIAMI           FL    33133      12.0000       09/09/94

270,000.00
    0380064619                         .0000       11/01/94

    04
    94HA089                            .0000       10/01/24

   22
    0                                 2.8750       10/01/95

10/01/96
    766/F07                           2.6250       11/01/95

11/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           06             0

00/00/00
                                        O             .0000


    1392811                           6.7500        100,000.00

   100
    MITCHELL            STANLEY       8.3750         98,166.99

    ZZ
    1600 SW 87 AVENUE                 8.1250            648.60

    1
                                     12.7500            756.73

    59
    MIAMI           FL    33165      12.5000       09/08/94

170,000.00
    0380065731                         .0000       10/01/94

    00
    346427                             .0000       09/01/24

    0
    0                                 2.8750       09/01/95

09/01/96
    028/F07                           2.6250       10/01/95

10/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

09/01/95
        .0000                           05             E

09/01/99
                                        O            1.1250


    1393413                           6.5000        588,000.00

   100
    FRAGA               ANTONIO       8.5000        578,665.61

    ZZ
    141 SOLANO PRADO                  8.1250          3,716.56

    1
                                     12.5000          4,504.73

    70
    CORAL GABLES    FL    33156      12.1250       08/02/94

840,000.00
    0200608779                         .0000       10/01/94

    00
    4289096                            .0000       09/01/24

    0
    0                                 3.0000       09/01/95

09/01/96
1


    478/478                           2.6250       10/01/95

10/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1393435                           6.3750        235,200.00

   100
    STARK               MARCEL        8.3750        231,541.41

    ZZ
    5206 JUPITER HILLS COURT          8.1250          1,467.35

    1
                                     12.3750          1,781.03

    70
    CHARLOTTE       NC    28277      12.1250       10/05/94

336,000.00
    0380079583                         .0000       11/01/94

    00
    1842581                            .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    447/F07                           2.6250       11/01/95

11/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1393630                           6.7500        350,000.00

   100
    PINNEY              THOMAS        8.6250        344,428.62

    ZZ
    15559 S NEIBUR RD                 8.3750          2,270.09

    1
                                     12.7500          2,713.25

    73
    OREGON CITY     OR    97045      12.5000       07/28/94

484,000.00
    0380074196                         .0000       09/01/94

    00
    2329247                            .0000       08/01/24

    0
    0                                 2.8750       08/01/95

08/01/96
    177/F07                           2.6250       09/01/95

09/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              01

08/01/95
        .0000                           05             E

08/01/99
                                        O             .6250


    1393664                           6.3750        247,500.00

   100
    CARVER              JEFFREY       8.3750        243,476.39

    ZZ
    120 CAS HILLS DRIVE               8.1250          1,544.08

    1
                                     12.3750          1,874.18

    75
    SAN ANTONIO     TX    78213      12.1250       08/17/94

330,000.00
1


    0380068875                         .0000       10/01/94

    00
    2201976                            .0000       09/01/24

    0
    0                                 2.8750       09/01/95

09/01/96
    177/F07                           2.6250       10/01/95

10/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

09/01/95
        .0000                           05             E

09/01/99
                                        O             .6250


    1393675                           6.5000         90,000.00

   100
    ENGLISH             SUSANNE       8.5000         83,548.12

    ZZ
    2904 ADAMS PLACE                  8.2500            568.86

    1
                                     12.5000            689.50

    59
    FALLS CHURCH    VA    22042      12.2500       09/29/94

155,000.00
    0380068057                         .0000       11/01/94

    00
    2284870                            .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    696/F07                           2.6250       11/01/95

11/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1394029                           5.8750        229,500.00

   100
    HICKMAN             EDWARD        7.8750        225,400.58

    T
    304 CAUSEWAY DR U-A               7.6250          1,357.58

    1
                                     11.8750          1,657.31

    90
    WRIGHTSVILLEBE  NC    28480      11.6250       08/26/94

255,000.00
    0380070061                         .0000       10/01/94

    10
    1831238                            .0000       09/01/24

   30
    0                                 2.8750       09/01/95

09/01/96
    447/F07                           2.6250       10/01/95

10/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1394092                           7.0000        279,900.00

   100
    MEBANE              RICHARD       8.5000        276,123.05

    ZZ
1


    12901 BRAFFERTON COURT            8.2500          1,862.18

    1
                                     13.0000          2,146.55

    80
    HERNDON         VA    22071      12.7500       10/07/94

349,900.00
    0380070558                         .0000       12/01/94

    00
    7020201                            .0000       11/01/24

    0
    0                                 2.8750       11/01/95

11/01/96
    696/F07                           2.6250       12/01/95

12/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1394300                           6.7500        241,500.00

   100
    KEATING             ANDREW        8.3750        237,661.19

    ZZ
    43 GREAT JONES STREET             8.1250          1,566.36

    6
    APT #5                           12.7500          1,830.20

    70
    NEW YORK        NY    10012      12.5000       08/30/94

345,000.00
    0380075615                         .0000       10/01/94

    00
    500034005                          .0000       09/01/24

    0
    0                                 2.8750       09/01/95

09/01/96
    818/F07                           2.6250       10/01/95

10/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           10             0

00/00/00
                                        O             .0000


    1394346                           6.2500        301,843.00

   100
    PARIS               JOSEPH        8.2500        297,035.29

    ZZ
    6318 NW 82ND DRIVE                8.0000          1,858.50

    1
                                     12.2500          2,259.03

    65
    PARKLAND        FL    33067      12.0000       09/15/94

464,375.00
    0380071762                         .0000       11/01/94

    00
    1532187                            .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    447/F07                           2.6250       11/01/95

11/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1394408                           5.8750        487,500.00

   100
    KENDALL JR          HAYNES        7.8750        479,167.93

    T
    ROUTE #1 BOX 811                  7.6250          2,883.75

    1
                                     11.8750          3,520.43

    65
    WALTERBORO      SC    29488      11.6250       09/15/94

750,000.00
    0380077967                         .0000       11/01/94

    00
    424098                             .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    736/F07                           2.6250       11/01/95

11/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1394530                           6.8750        650,000.00

   100
    ITKIN               GREGORY       8.5000        641,069.35

    ZZ
    14702 SUGAR GUM ROAD              8.2500          4,270.04

    1
                                     12.8750          4,983.60

    69
    HACIENDA HEIGH  CA    91745      12.6250       10/07/94

950,000.00
    0380073727                         .0000       12/01/94

    00
    10104631                           .0000       11/01/24

    0
    0                                 2.8750       11/01/95

11/01/96
    051/F07                           2.6250       12/01/95

12/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              01

11/01/95
        .0000                           05             E

11/01/99
                                        O            1.1250


    1394532                           7.3750        321,500.00

   100
    WADELTON            CHRISTOPH     8.1250        317,974.81

    ZZ
    508 PONTE VEDRA BOULEVARD         7.8750          2,220.52

    1
                                     13.3750          2,383.77

    84
    PONTE VEDRA BE  FL    32082      13.1250       01/09/95

385,000.00
    0380088493                         .0000       03/01/95

    04
    WADELTON                           .0000       02/01/25

   17
    0                                 2.7500       02/01/96

02/01/97
    A18/F07                           2.5000       03/01/96

03/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           4              01

02/01/96
        .0000                           05             E

02/01/00
                                        O            1.1250


    1394757                           6.3750        325,000.00

   100
    JASPER II           JAMES         8.3750        320,396.02

    ZZ
    4646 KAHILIHOLO ROAD #C           8.0000          2,027.58

    1
                                     12.3750          2,461.05

    62
    KILAUEA         HI    96754      12.0000       11/25/94

525,000.00
    6060728                            .0000       01/01/95

    00
    6060728                            .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    353/353                           2.5000       01/01/96

01/01/97
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1394804                           6.5000        385,000.00

   100
    POWER               SHARON        8.5000        379,414.11

    ZZ
    92 OLD BEACH ROAD                 8.2500          2,433.46

    1
                                     12.5000          2,949.53

    70
    RYE             NH    03870      12.2500       10/17/94

550,000.00
    0380080128                         .0000       12/01/94

    00
    02456556                           .0000       11/01/24

    0
    0                                 2.8750       11/01/95

11/01/96
    638/F07                           2.6250       12/01/95

12/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1397048                           5.8750        312,000.00

   100
    HAWORTH             JAMES         7.8750        306,667.49

    ZZ
    8720 RIO GRANDE BLVD NW           7.6250          1,845.60

    1
                                     11.8750          2,253.07

    59
    ALBUQUERQUE     NM    87114      11.6250       09/28/94

530,000.00
    0380076852                         .0000       11/01/94

    00
    1864554                            .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    447/F07                           2.6250       11/01/95

11/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1397090                           6.1250        163,300.00

   100
    SAMPSON             GEORGE        8.1250        160,639.16

    ZZ
    2755 LAUREL WOODS BOULEVARD       7.8750            992.23

    1
                                     12.1250          1,207.42

    95
    STOW            OH    44224      11.8750       09/09/94

171,900.00
    0380077538                         .0000       11/01/94

    04
    402110011                          .0000       10/01/24

   30
    0                                 2.6250       10/01/95

10/01/96
    560/F07                           2.3750       11/01/95

11/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1397453                           6.3750        397,500.00

   100
    GLASCOCK            B             8.3750         92,564.11

    T
    4527 SHILOH RIDGE TRAIL           8.1250          2,479.89

    1
                                     12.3750            712.01

    75
    LITHONIA        GA    30058      12.1250       09/13/94

530,000.00
    0380078890                         .0000       11/01/94

    00
    1859891                            .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    447/F07                           2.6250       11/01/95

11/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1397599                           5.7500        229,500.00

   100
    MULLIGAN            ROBERT        7.7500        225,478.80

    ZZ
    4420 DUMAS STREET                 7.5000          1,339.30

    1
                                     11.7500          1,637.34

    85
    NAPA            CA    94558      11.5000       09/14/94

270,000.00
    0380079989                         .0000       11/01/94

    14
    363676                             .0000       10/01/24

   12
    0                                 2.8750       10/01/95

10/01/96
1


    375/F07                           2.6250       11/01/95

11/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1397883                           6.5000        165,000.00

   100
    BARTOLOMEO          ANTHONY       8.3750        162,706.59

    ZZ
    64 KINGS CROSS                    8.1250          1,042.92

    1
                                     12.5000          1,249.79

    68
    SCARSDALE       NY    10583      12.2500       11/15/94

245,000.00
    453662                             .0000       01/01/95

    00
    453662                             .0000       12/01/24

    0
    0                                 2.7500       12/01/95

12/01/96
    562/562                           2.5000       01/01/96

01/01/97
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

12/01/95
        .0000                           05             C

12/01/99
                                        O             .6250


    1398008                           6.2500        251,750.00

   100
    GORTER              KENNETH       8.2500        247,919.80

    ZZ
    47358 WESTWOOD PLACE              8.0000          1,550.07

    1
                                     12.2500          1,884.13

    95
    STERLING        VA    20165      12.0000       10/17/94

265,475.00
    1869484                            .0000       12/01/94

    04
    1869484                            .0000       11/01/24

   25
    0                                 2.8750       11/01/95

11/01/96
    447/447                           2.6250       12/01/95

12/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1398094                           5.7500        305,950.00

   100
    CONDON              LYNDA         7.7500        300,837.54

    ZZ
    27 GLEN EAGLES DRIVE              7.5000          1,785.44

    1
                                     11.7500          2,182.82

    51
    SUGAR LAND      TX    77479      11.5000       11/04/94

602,000.00
1


    0380081191                         .0000       12/01/94

    00
    364672                             .0000       11/01/24

    0
    0                                 2.8750       11/01/95

11/01/96
    375/F07                           2.6250       12/01/95

12/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              01

11/01/95
        .0000                           03             E

11/01/99
                                        O            1.1250


    1398210                           6.8750        213,750.00

   100
    KERNS               GLENN         8.5000        210,957.69

    ZZ
    10224 53RD AVENUE WEST            8.2500          1,404.19

    1
                                     12.8750          1,638.84

    95
    MUKILTEO        WA    98275      12.6250       11/08/94

225,000.00
    1835800                            .0000       01/01/95

    11
    1835800                            .0000       12/01/24

   25
    0                                 2.8750       12/01/95

12/01/96
    447/447                           2.6250       01/01/96

01/01/97
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1398900                           6.1250        238,500.00

   100
    STOTTS              LARRY         8.1250        234,957.94

    ZZ
    68360 CLOVERDALE ROAD             7.8750          1,449.15

    1
                                     12.1250          1,763.99

    73
    SISTERS         OR    97759      11.8750       10/31/94

330,000.00
    0380082652                         .0000       01/01/95

    00
    1432117001                         .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    375/F07                           2.6250       01/01/96

01/01/97
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1398909                           8.1250        364,000.00

   100
    CRUFF               LARRY         8.3750        360,291.21

    ZZ
1


    6518 EAST NEBRASKA AVENUE         8.1250          2,702.69

    1
                                     14.1250          2,765.55

    80
    SELMA           CA    93662      13.8750       12/15/94

455,000.00
    0380093733                         .0000       02/01/95

    00
    1942019                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    447/F07                           2.6250       02/01/96

02/01/97
      45                              6.1250          .0000

   .0000
    A                                10.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1399038                           6.7500        100,000.00

   100
    SHIREY              JAMES         8.5000         81,114.16

    ZZ
    5308 SW 8TH PLACE                 8.2500            648.60

    1
                                     12.7500            686.15

    38
    CAPE CORAL      FL    33914      12.5000       10/31/94

269,900.00
    1904045                            .0000       12/01/94

    00
    1904045                            .0000       11/01/24

    0
    0                                 2.8750       11/01/95

11/01/96
    447/447                           2.6250       12/01/95

12/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400161                           6.6250        255,300.00

   100
    FUKUDA              HORACIO       8.3750        251,994.06

    ZZ
    2783 OAKBROOK DRIVE               8.1250          1,634.71

    1
                                     12.6250          1,934.28

    80
    FORT LAUDERDAL  FL    33326      12.3750       12/05/94

319,170.00
    0380084799                         .0000       02/01/95

    00
    0501014952                         .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    590/F07                           2.6250       02/01/96

02/01/97
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1400247                           6.8750        497,600.00

   100
    GREEN               JON           8.5000        491,099.75

    ZZ
    189 POLIHALE PLACE                8.2500          3,268.88

    1
                                     12.8750          3,815.14

    80
    HONOLULU        HI    96825      12.6250       11/02/94

622,000.00
    1901994                            .0000       01/01/95

    00
    1901994                            .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    447/447                           2.6250       01/01/96

01/01/97
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400281                           7.7500        120,850.00

   100
    ROMIG               BYRON         8.2500        119,621.59

    ZZ
    14759 HILLSIDE RIDGE              8.0000            865.78

    1
                                     13.7500            907.15

    70
    SAN ANTONIO     TX    78233      13.5000       01/13/95

174,000.00
    895017                             .0000       03/01/95

    00
    895017                             .0000       02/01/25

    0
    0                                 2.8750       02/01/96

02/01/97
    047/047                           2.6250       03/01/96

03/01/97
      45                              5.7500          .0000

   .0000
    A                                 9.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400727                           6.7500        212,700.00

   100
    TUCKER              RANDOLPH      8.5000        209,867.96

    ZZ
    66 DRIFT OAK CIRCLE               8.2500          1,379.57

    1
                                     12.7500          1,630.37

    95
    THE WOODLANDS   TX    77381      12.5000       11/17/94

223,917.00
    0380086463                         .0000       01/01/95

    04
    3229820                            .0000       12/01/24

   25
    0                                 2.8750       12/01/95

12/01/96
    180/F07                           2.6250       01/01/96

01/01/97
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1400785                           8.2500        488,350.00

   100
    PHILLIPS            STEVEN        8.3750        483,471.97

    ZZ
    11707 SADDLE CRESCENT CIRCLE      8.1250          3,668.81

    1
                                     14.2500          3,711.08

    90
    OAKTON          VA    22124      14.0000       12/22/94

542,630.00
    0380086786                         .0000       02/01/95

    14
    7020230                            .0000       01/01/25

   20
    0                                 2.8750       01/01/96

01/01/97
    696/F07                           2.6250       02/01/96

02/01/97
      45                              6.2500          .0000

   .0000
    A                                10.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400793                           6.3750        280,250.00

   100
    MICHALOWSKI         RICHARD       8.3750        276,279.98

    ZZ
    48 FARM RD                        8.1250          1,748.40

    1
                                     12.3750          2,122.17

    95
    SHERBORN        MA    01770      12.1250       12/02/94

295,000.00
    1888338                            .0000       01/01/95

    21
    1888338                            .0000       12/01/24

   25
    0                                 2.8750       12/01/95

12/01/96
    447/447                           2.6250       01/01/96

01/01/97
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400814                           7.3750        189,650.00

   100
    WILLIAMS            CHARLES       8.3750        187,472.08

    ZZ
    27 ROCKY RUN ROAD                 8.1250          1,309.87

    1
                                     13.3750          1,439.01

    70
    STAFFORD        VA    22406      13.1250       12/21/94

270,950.00
    0380087917                         .0000       02/01/95

    00
    4024722                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    696/F07                           2.6250       02/01/96

02/01/97
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400815                           6.2500        222,000.00

   100
    PAVISHA             VICTORIA      8.2500        218,779.88

    ZZ
    2034 NW RIMROCK ROAD              8.0000          1,366.89

    1
                                     12.2500          1,661.47

    80
    BEND            OR    97701      12.0000       11/07/94

277,500.00
    0380086968                         .0000       01/01/95

    00
    363001                             .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    375/F07                           2.6250       01/01/96

01/01/97
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400821                           6.2500         76,000.00

   100
    TOPLIFF             ROBERT        8.2500         74,873.59

    ZZ
    61516 ORION DRIVE                 8.0000            467.95

    1
                                     12.2500            568.61

    56
    BEND            OR    97702      12.0000       11/08/94

136,000.00
    0380087081                         .0000       01/01/95

    00
    366584                             .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    375/F07                           2.6250       01/01/96

01/01/97
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400838                           6.5000        393,000.00

   100
    DRECHSEL            JEFFREY       8.3750        387,807.93

    ZZ
    94 HAKUI LOOP                     8.1250          2,484.03

    1
                                     12.5000          2,976.77

    67
    LAHAINA         HI    96761      12.2500       12/14/94

593,000.00
    1883330                            .0000       02/01/95

    00
    1883330                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
1


    447/447                           2.6250       02/01/96

02/01/97
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400859                           7.0000        207,000.00

   100
    YOO                 TAEK          8.3750        194,056.66

    ZZ
    2210 COLD MEADOW WAY              8.1250          1,377.18

    1
                                     13.0000          1,489.56

    90
    SILVER SPRING   MD    20906      12.7500       12/16/94

230,000.00
    0380089921                         .0000       02/01/95

    01
    344090                             .0000       01/01/25

   17
    0                                 2.8750       01/01/96

01/01/97
    028/F07                           2.6250       02/01/96

02/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

01/01/96
        .0000                           03             E

01/01/00
                                        O            1.1250


    1400872                           7.0000        420,000.00

   100
    HARPER JR           WILLIAM       8.5000        411,297.40

    ZZ
    8532 GEORGETOWN PIKE              8.2500          2,794.28

    1
                                     13.0000          3,215.43

    80
    MCLEAN          VA    22102      12.7500       12/01/94

525,000.00
    1924653                            .0000       01/01/95

    00
    1924653                            .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    447/447                           2.6250       01/01/96

01/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1400885                           7.8750        168,000.00

   100
    MALANGA             SALVATORE     8.2500        166,328.08

    ZZ
    6810 PORTSIDE DR                  8.0000          1,218.12

    1
                                     13.8750          1,261.35

    55
    BOCA RATON      FL    33496      13.6250       01/20/95

309,900.00
1


    0380092560                         .0000       03/01/95

    00
    94SL112                            .0000       02/01/25

    0
    0                                 2.8750       02/01/96

02/01/97
    766/F07                           2.6250       03/01/96

03/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

02/01/96
        .0000                           03             E

02/01/00
                                        O            1.1250


    1400916                           6.8750        290,000.00

   100
    PHILLIPS            SANDRA        8.3750        286,392.18

    ZZ
    58022 WINNERS CIRCLE              8.1250          1,905.09

    1
                                     12.8750          2,198.31

    65
    SUNRIVER        OR    97707      12.6250       12/20/94

447,279.00
    0380087644                         .0000       02/01/95

    00
    166095                             .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    028/F07                           2.6250       02/01/96

02/01/97
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1400984                           6.5000        269,200.00

   100
    BLAKE               RONALD        8.3750        265,643.47

    ZZ
    2308 QUAIL RUN COVE               8.1250          1,701.53

    1
                                     12.5000          2,039.05

    80
    LAGO VISTA      TX    78645      12.2500       12/21/94

336,541.00
    0380087834                         .0000       02/01/95

    00
    2008266                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    664/F07                           2.6250       02/01/96

02/01/97
      45                              6.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1401066                           6.7500        499,500.00

   100
    CLOWER              THOMAS        8.3750        489,993.39

    ZZ
1


    236 SMOKERISE TRACE               8.1250          3,239.75

    1
                                     12.7500          3,761.14

    69
    PEACHTREE CITY  GA    30269      12.5000       12/09/94

732,000.00
    1910452                            .0000       02/01/95

    00
    1910452                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    447/447                           2.6250       02/01/96

02/01/97
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1401076                           6.7500        206,900.00

   100
    FRANKLIN            RICHARD       8.3750        204,273.90

    ZZ
    5415 HUNTER PARK CIRCLE           8.1250          1,341.95

    1
                                     12.7500          1,567.98

    72
    ARLINGTON       TX    76017      12.5000       12/07/94

290,000.00
    0380090838                         .0000       02/01/95

    00
    2495570                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    638/F07                           2.6250       02/01/96

02/01/97
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1401086                           7.2500        250,000.00

   100
    WIATER              J             8.3750        247,071.07

    ZZ
    9311 NW HOPEDALE COURT            8.1250          1,705.44

    1
                                     13.2500          1,896.49

    74
    PORTLAND        OR    97229      13.0000       12/22/94

339,351.00
    0380091281                         .0000       02/01/95

    00
    407715                             .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    736/F07                           2.6250       02/01/96

02/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1401939                           6.8750        185,000.00

   100
    SULLIVAN            TIMOTHY       8.3750        182,698.41

    ZZ
    47 JOSEPHINE                      8.1250          1,215.32

    1
                                     12.8750          1,402.37

    67
    DES PLAINES     IL    60018      12.6250       12/05/94

280,000.00
    0380091901                         .0000       02/01/95

    00
    1984954                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    664/F07                           2.6250       02/01/96

02/01/97
      45                              6.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1401942                           6.0000        290,000.00

   100
    WEBB                WILLIAM       8.0000        285,804.83

    ZZ
    3401 LANTZ CIRCLE                 7.7500          1,738.70

    1
                                     12.0000          2,119.49

    80
    PLANO           TX    75025      11.7500       12/28/94

364,000.00
    20401921623                        .0000       02/01/95

    00
    20401921623                        .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    447/447                           2.6250       02/01/96

02/01/97
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1401992                           7.0000        209,000.00

   100
    REPP                CATHY         8.3750        204,346.54

    ZZ
    2889 MILLER ROAD                  8.1250          1,390.49

    1
                                     13.0000          1,570.15

    75
    PALM CREEK GAR  FL    33410      12.7500       12/15/94

279,000.00
    1907615                            .0000       02/01/95

    00
    1907615                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    447/447                           2.6250       02/01/96

02/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402014                           6.7500         67,500.00

   100
    DERDZINSKI JR       RAYMOND       8.3750         66,643.28

    ZZ
    10107 COOK AVENUE                 8.1250            437.80

    1
                                     12.7500            511.55

    58
    OAK LAWN        IL    60453      12.5000       12/13/94

117,500.00
    0380090424                         .0000       02/01/95

    00
    400550911                          .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    560/F07                           2.6250       02/01/96

02/01/97
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402031                           6.2500         77,000.00

   100
    MOORE               RICKY         8.2500         74,601.60

    ZZ
    8321 WEST 99TH PLACE              8.0000            474.10

    1
                                     12.2500            568.44

    44
    PALOS HILLS     IL    60465      12.0000       12/02/94

175,000.00
    0380090390                         .0000       02/01/95

    00
    400548591                          .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    560/F07                           2.6250       02/01/96

02/01/97
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402050                           7.3750        222,750.00

   100
    CROMWELL            JAMES         8.2500        220,180.75

    ZZ
    2893 WILLOW WOOD COURT            8.0000          1,538.48

    1
                                     13.3750          1,670.92

    90
    CROFTON         MD    21114      13.1250       12/30/94

247,500.00
    0380089525                         .0000       02/01/95

    14
    329125                             .0000       01/01/25

   20
    0                                 2.7500       01/01/96

01/01/97
    028/F07                           2.5000       02/01/96

02/01/97
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402071                           7.2500        226,850.00

   100
    PEYTON              JEFFREY       8.3750        224,192.23

    ZZ
    23131 SOUTH FORK                  8.1250          1,547.52

    1
                                     13.2500          1,720.88

    70
    SAN ANTONIO     TX    78255      13.0000       12/13/94

324,100.00
    10941640193                        .0000       02/01/95

    00
    10941640193                        .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    447/447                           2.6250       02/01/96

02/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402127                           7.0000        230,000.00

   100
    SHELTON             ROBERT        8.3750        135,701.31

    ZZ
    7300 WELLINGTON POINT ROAD        8.1250          1,530.20

    1
                                     13.0000          1,200.95

    70
    MCKINNEY        TX    75070      12.7500       12/23/94

330,000.00
    0380090028                         .0000       02/01/95

    00
    3945326                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    637/F07                           2.6250       02/01/96

02/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1402383                           7.1250        235,750.00

   100
    MCMAHON             JOHN          8.5000        232,471.62

    ZZ
    1358 WINDGATE COURT               8.2500          1,588.30

    1
                                     13.1250          1,805.97

    90
    BARTLETT        IL    60103      12.8750       11/11/94

262,010.00
    0380091620                         .0000       01/01/95

    04
    1880939                            .0000       12/01/24

   17
    0                                 2.8750       12/01/95

12/01/96
1


    664/F07                           2.6250       01/01/96

01/01/97
      45                              7.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402445                           6.7500        122,100.00

   100
    RODRIGUEZ           JUAN          7.7500        118,923.32

    ZZ
    14237 S.W. 125 AVE                7.5000            791.94

    1
                                     12.7500            859.52

    70
    MIAMI           FL    33186      12.5000       03/16/95

174,490.00
    0380099607                         .0000       05/01/95

    00
    95SL002                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    766/728                           2.6250       05/01/96

05/01/97
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

04/01/96
        .0000                           03             E

04/01/00
                                        O            1.1250


    1402478                           6.8750        300,000.00

   100
    KLEINMAN            PHILLIP       8.3750        296,267.64

    ZZ
    205 MANCHESTER PLACE              8.1250          1,970.79

    1
                                     12.8750          2,274.12

    54
    GREENSBORO      NC    27410      12.6250       12/15/94

560,000.00
    0380091216                         .0000       02/01/95

    00
    3128725                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    180/F07                           2.6250       02/01/96

02/01/97
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402543                           7.3750        264,000.00

   100
    GAYLOR              ROBERT        8.5000        260,523.69

    ZZ
    807 APODACA HILL                  8.2500          1,823.38

    1
                                     13.3750          2,026.07

    80
    SANTA FE        NM    87501      13.1250       11/16/94

330,000.00
1


    0380091653                         .0000       01/01/95

    00
    3219888                            .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    180/F07                           2.6250       01/01/96

01/01/97
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402580                           7.6250        255,300.00

   100
    ROBLES              JOSE          8.3750        252,483.01

    ZZ
    11040 ASHLAND WAY                 8.1250          1,807.00

    1
                                     13.6250          1,938.03

    95
    SHREVEPRT       LA    71106      13.3750       12/22/94

268,750.00
    3048014                            .0000       02/01/95

    04
    3048014                            .0000       01/01/25

   25
    0                                 2.8750       01/01/96

01/01/97
    447/447                           2.6250       02/01/96

02/01/97
      45                              5.6250          .0000

   .0000
    A                                 9.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1402648                           7.3750        415,000.00

   100
    REUTER              FRANCIS       8.2500        410,504.06

    ZZ
    7425 AINANANI PLACE               8.0000          2,866.31

    1
                                     13.3750          3,113.05

    80
    HONOLULU        HI    98625      13.1250       01/04/95

520,000.00
    0380091307                         .0000       03/01/95

    00
    368513                             .0000       02/01/25

    0
    0                                 2.8750       02/01/96

02/01/97
    375/F07                           2.6250       03/01/96

03/01/97
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1402677                           7.0000        210,000.00

   100
    MARTIN              PAUL          8.3750        207,294.63

    ZZ
1


    130 MONACO PARKWAY                8.1250          1,397.14

    1
                                     13.0000          1,592.28

    49
    DENVER          CO    80220      12.7500       11/02/94

435,000.00
    0380092321                         .0000       01/01/95

    00
    366577                             .0000       12/01/24

    0
    0                                 2.7500       12/01/95

12/01/96
    375/F07                           2.5000       01/01/96

01/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402819                           6.5000        175,000.00

   100
    PHILBIN             PHILIP        8.3750        167,920.89

    T
    41 BANK STREET                    8.1250          1,106.12

    1
                                     12.5000          1,293.50

    54
    HARWICHPORT     MA    02646      12.2500       01/06/95

325,000.00
    0380091448                         .0000       03/01/95

    00
    6579863                            .0000       02/01/25

    0
    0                                 3.0000       02/01/96

02/01/97
    131/F07                           2.7500       03/01/96

03/01/97
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402922                           7.2500        480,000.00

   100
    EDDLEMAN RENTON     SHARON        8.2500        474,352.18

    ZZ
    608 LITTLE FARMS AVENUE           8.0000          3,274.45

    1
                                     13.2500          3,599.79

    71
    RIVER RIDGE     LA    70123      13.0000       12/07/94

680,000.00
    0380092248                         .0000       02/01/95

    00
    3226438                            .0000       01/01/25

    0
    0                                 2.7500       01/01/96

01/01/97
    180/F07                           2.5000       02/01/96

02/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

01/01/96
        .0000                           05             E

01/01/00
                                        O            1.1250
1




    1402939                           7.8750        613,400.00

   100
    DELLINGER II        HAROLD        8.1250        607,274.63

    ZZ
    5183 NORTH 37TH ROAD              7.8750          4,447.58

    1
                                     13.8750          4,552.57

    80
    ARLINGTON       VA    22207      13.6250       01/10/95

766,794.00
    88428                              .0000       03/01/95

    00
    88428                              .0000       02/01/25

    0
    0                                 2.7500       02/01/96

02/01/97
    246/246                           2.5000       03/01/96

03/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402982                           6.3750        270,000.00

   100
    POMPEO              M             8.3750        265,988.34

    ZZ
    8 SUMMER STREET                   8.1250          1,684.45

    1
                                     12.3750          2,044.56

    90
    NAHANT          MA    01908      12.1250       10/03/94

300,000.00
    450002498                          .0000       12/01/94

    04
    450002498                          .0000       11/01/24

   25
    0                                 2.8750       11/01/95

11/01/96
    560/560                           2.6250       12/01/95

12/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

11/01/95
        .0000                           05             E

11/01/99
                                        O            1.1250


    1402984                           7.0000        388,000.00

   100
    JONES               DAVID         8.2500        379,914.62

    ZZ
    800 AZALEA                        8.0000          2,742.30

    1
                                     13.0000          3,050.77

    55
    SANTA TERESA    NM    88008      12.7500       10/12/94

709,000.00
    450011085                          .0000       12/01/94

    00
    450011085                          .0000       11/01/19

    0
    0                                 2.6250       11/01/95

11/01/96
    560/560                           2.3750       12/01/95

12/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      300                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402986                           6.3750        650,000.00

   100
    PRATT               THOMAS        8.2500        640,287.73

    ZZ
    199 CANON VIEW ROAD               8.0000          4,055.15

    1
                                     12.3750          4,866.02

    67
    MONTECITO       CA    93108      12.1250       10/11/94

975,000.00
    450015862                          .0000       12/01/94

    00
    450015862                          .0000       11/01/24

    0
    0                                 2.6250       11/01/95

11/01/96
    560/560                           2.3750       12/01/95

12/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402989                           5.3750        198,000.00

   100
    FREEMAN             JONATHAN      7.3750        194,506.24

    ZZ
    3005 AUTUMN DRIVE                 7.1250          1,108.74

    1
                                     11.3750          1,360.76

    79
    LAREDO          TX    78041      11.1250       11/10/94

251,500.00
    450027388                          .0000       01/01/95

    00
    450027388                          .0000       12/01/24

    0
    0                                 2.8750       12/01/95

12/01/96
    560/560                           2.6250       01/01/96

01/01/97
      45                              3.3750          .0000

   .0000
    A                                 7.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402996                           7.8750        186,750.00

   100
    PUJALS              JERRY         7.8750        184,731.01

    ZZ
    31 LUKE DRIVE                     7.6250          1,354.07

    1
                                     13.8750          1,354.07

    75
    NAPA            CA    94558      13.6250       12/01/94

249,000.00
    450045810                          .0000       02/01/95

    00
    450045810                          .0000       01/01/25

    0
    0                                 2.7500       07/01/96

07/01/96
    560/560                           2.5000       08/01/96

08/01/96
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1402997                           5.7500        242,400.00

   100
    MURPHY              BRUCE         5.7500        238,473.78

    ZZ
    5 SILVER LANE                     5.5000          1,414.58

    1
                                     11.7500          1,414.58

    80
    SPARTA          NJ    07871      11.5000       12/09/94

303,000.00
    450046727                          .0000       02/01/95

    00
    450046727                          .0000       01/01/25

    0
    0                                 2.7500       07/01/96

07/01/96
    560/560                           2.5000       08/01/96

08/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403000                           7.5000        195,000.00

   100
    ALFARO              MARTHA        8.3750        192,804.97

    ZZ
    5631 EAST SUTLER LANE             8.1250          1,363.47

    1
                                     13.5000          1,479.95

    75
    TUCSON          AZ    85712      13.2500       12/13/94

260,000.00
    450052477                          .0000       02/01/95

    00
    450052477                          .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    560/560                           2.6250       02/01/96

02/01/97
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403001                           7.5000        900,000.00

   100
    SHAIKH              AYESHA        8.1250        889,777.38

    ZZ
    525 BROSIAN WAY                   7.8750          6,292.93

    1
                                     13.5000          6,675.27

    64
    SANTA BARBARA   CA    93109      13.2500       12/06/94
1,425,000.00
    450052576                          .0000       02/01/95

    00
    450052576                          .0000       01/01/25

    0
    0                                 2.6250       01/01/96

01/01/97
1


    560/560                           2.3750       02/01/96

02/01/97
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403036                           7.3750        150,000.00

   100
    MCGRAW              BRIAN         7.8750        148,460.12

    ZZ
    2445 WEST GULF DRIVE              7.5000          1,036.02

    1
                                     13.3750          1,086.55

    49
    SANIBEL         FL    33957      13.0000       02/15/95

310,000.00
    3560372                           2.3750       04/01/95

    00
    3560372                           2.0000       03/01/25

    0
    0                                 3.0000       04/01/96

04/01/97
    405/405                           2.6250       05/01/96

05/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
       5.0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1403097                           5.7500        270,000.00

   100
    NASSIB              GILBERT       7.7500        265,276.45

    ZZ
    688 MILITIA HILL DR               7.5000          1,575.65

    1
                                     11.7500          1,926.34

    75
    WEST CHESTER    PA    19382      11.5000       09/30/94

361,000.00
    450001821                          .0000       11/01/94

    00
    450001821                          .0000       10/01/24

    0
    0                                 2.8750       10/01/95

10/01/96
    560/560                           2.6250       11/01/95

11/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403219                           4.8750        223,000.00

   100
    FORTNER             RAYMOND       7.8750        214,894.18

    ZZ
    924 GLADE FOREST COURT            7.5000          1,180.13

    1
                                     10.8750          1,586.41

    86
    CEDAR HILL      TX    75104      10.5000       03/18/94

260,000.00
1


    2343382                            .0000       05/01/94

    04
    2343382                            .0000       04/01/24

   17
    0                                 3.0000       04/01/95

04/01/97
    638/638                           2.6250       05/01/95

05/01/97
      45                              2.8750          .0000

   .0000
    A                                 6.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403224                           5.7500        250,000.00

   100
    PRICE               EVAN          7.7500        244,829.46

    ZZ
    5915 CLUB HILL PLACE              7.3750          1,458.93

    1
                                     11.7500          1,783.65

    50
    DALLAS          TX    75248      11.3750       05/13/94

500,000.00
    2370591                            .0000       07/01/94

    00
    2370591                            .0000       06/01/24

    0
    0                                 3.0000       06/01/95

06/01/96
    638/638                           2.6250       07/01/95

07/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403229                           5.7500        340,000.00

   100
    BERNS               PERRY         7.7500        324,644.86

    ZZ
    3209 STANFORD AVENUE              7.3750          1,984.15

    1
                                     11.7500          2,403.71

    63
    UNIVERSITY PAR  TX    75225      11.3750       05/11/94

540,000.00
    2378115                            .0000       07/01/94

    00
    2378115                            .0000       06/01/24

    0
    0                                 2.8750       06/01/95

06/01/96
    638/638                           2.5000       07/01/95

07/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403234                           5.7500        236,000.00

   100
    SCHULTHEIS          STEPHEN       7.7500        231,308.94

    ZZ
1


    4802 BURBURY STREET               7.3750          1,377.23

    1
                                     11.7500          1,683.76

    80
    SUGAR LAND      TX    77479      11.3750       06/10/94

295,000.00
    2387595                            .0000       08/01/94

    00
    2387595                            .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    638/638                           2.5000       08/01/95

08/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403244                           5.6250        195,300.00

   100
    VINDERBOIM          ROSE          7.6250        184,013.69

    ZZ
    305 EAST 65TH STREET              7.2500          1,124.26

    1
    UNIT 35C                         11.6250          1,336.64

    70
    MANHATTAN       NY    10021      11.2500       05/31/94

279,000.00
    20361903                           .0000       07/01/94

    00
    94024442                           .0000       06/01/24

    0
    0                                 2.8750       06/01/95

06/01/96
    429/429                           2.5000       07/01/95

07/01/96
      45                              2.8750          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           06             0

00/00/00
                                        O             .0000


    1403267                           4.1250        229,500.00

   100
    WHATLEY             THOMAS        7.8750        222,634.18

    ZZ
    16741 VILLAGE LANE                7.5000          1,112.28

    1
                                     10.1250          1,643.55

    90
    DALLAS          TX    75248       9.7500       03/15/94

255,000.00
    20488581                           .0000       05/01/94

    01
    170829                             .0000       04/01/24

   17
    0                                 3.0000       04/01/95

04/01/97
    976/429                           2.6250       05/01/95

05/01/97
      45                              3.0000          .0000

   .0000
    A                                 6.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1403283                           5.6250        283,500.00

   100
    WHITEHURST          MILTON        7.6250        277,498.95

    ZZ
    3104 NORTHGATE DRIVE              7.2500          1,631.99

    1
                                     11.6250          1,998.15

    90
    PLANO           TX    75093      11.2500       05/06/94

315,000.00
    20488730                           .0000       07/01/94

    04
    265907                             .0000       06/01/24

   17
    0                                 3.0000       06/01/95

06/01/96
    976/429                           2.6250       07/01/95

07/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403284                           5.2500        308,000.00

   100
    CLARK               WILLIAM       7.2500        299,647.58

    ZZ
    6011 PINEHURST DRIVE              6.8750          1,700.79

    1
                                     11.2500          2,091.11

    80
    EL PASO         TX    79912      10.8750       04/22/94

385,000.00
    20488748                           .0000       06/01/94

    00
    265957                             .0000       05/01/24

    0
    0                                 3.0000       05/01/95

05/01/96
    976/429                           2.6250       06/01/95

06/01/96
      45                              3.2500          .0000

   .0000
    A                                 7.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              01

05/01/95
        .0000                           05             E

05/01/99
                                        O            1.1250


    1403288                           4.7500        223,900.00

   100
    WEBB                STEVEN        6.7500        218,340.26

    ZZ
    12509 RANCHITOS AVENUE NE         6.3750          1,167.97

    1
                                     10.7500          1,445.20

    80
    ALBUQUERQUE     NM    87122      10.3750       05/04/94

280,000.00
    20488565                           .0000       07/01/94

    00
    43518                              .0000       06/01/24

    0
    0                                 3.0000       06/01/95

06/01/96
    976/429                           2.6250       07/01/95

07/01/96
      45                              3.0000          .0000

   .0000
    A                                 6.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
1


        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403299                           5.2500        273,700.00

   100
    FLAHERTY            KEVIN         7.2500        267,492.67

    ZZ
    16791 IRONWOOD CIRCLE             6.8750          1,511.38

    1
                                     11.2500          1,858.78

    90
    LAKEVILLE       MN    55044      10.8750       05/26/94

304,180.00
    673903688                          .0000       07/01/94

    04
    420224179                          .0000       06/01/24

   17
    0                                 3.0000       06/01/95

06/01/96
    417/417                           2.6250       07/01/95

07/01/96
      45                              3.2500          .0000

   .0000
    A                                 7.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403303                           5.0000        411,300.00

   100
    MOLONY              DONALD        7.0000        401,537.45

    ZZ
    6410 MERCER                       6.6250          2,207.95

    1
                                     11.0000          2,723.69

    90
    HOUSTON         TX    77005      10.6250       05/23/94

457,000.00
    405843040                          .0000       07/01/94

    04
    420224190                          .0000       06/01/24

   17
    0                                 3.0000       06/01/95

06/01/96
    417/417                           2.6250       07/01/95

07/01/96
      45                              3.0000          .0000

   .0000
    A                                 7.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403323                           5.7500        248,950.00

   100
    ZIMMERMAN           BRUCE         7.7500        244,001.38

    ZZ
    4665 KINSEY LANE                  7.3750          1,452.81

    1
                                     11.7500          1,776.16

    90
    ALEXANDRIA      VA    22311      11.3750       06/23/94

276,640.00
    412982841                          .0000       08/01/94

    04
    420224239                          .0000       07/01/24

   22
    0                                 2.7500       07/01/95

07/01/96
    417/417                           2.3750       08/01/95

08/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403327                           6.1250        360,000.00

   100
    BLISS               HARRY         8.1250        353,328.96

    ZZ
    3201 CALLE CELESTIAL              7.7500          2,187.40

    1
                                     12.1250          2,662.63

    62
    SANTA FE        NM    87501      11.7500       06/10/94

585,000.00
    420224247                          .0000       08/01/94

    00
    420224247                          .0000       07/01/24

    0
    0                                 2.7500       07/01/95

07/01/96
    417/417                           2.3750       08/01/95

08/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403331                           6.7500        287,900.00

   100
    HICKMAN             JOSEPH        8.7500        282,970.34

    ZZ
    3644 EMERALD BEACH COURT          8.3750          1,867.32

    1
                                     12.7500          2,257.00

    90
    LAS VEGAS       NV    89117      12.3750       05/24/94

319,900.00
    405843065                          .0000       07/01/94

    04
    420224252                          .0000       06/01/24

   17
    0                                 2.7500       06/01/95

06/01/96
    417/417                           2.3750       07/01/95

07/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403337                           6.2500        139,350.00

   100
    KASAMA              NAOFUMI       8.2500        136,929.28

    ZZ
    3020 PISMO BEACH DRIVE            7.8750            858.01

    1
                                     12.2500          1,042.92

    95
    LAS VEGAS       NV    89128      11.8750       07/25/94

146,700.00
    420224267                          .0000       09/01/94

    04
    420224267                          .0000       08/01/24

   25
    0                                 2.7500       08/01/95

08/01/96
1


    417/417                           2.3750       09/01/95

09/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403347                           6.0000        289,150.00

   100
    SMITH               GARY          8.0000        283,885.19

    ZZ
    7715 ISLAND CREEK COURT           7.6250          1,733.61

    1
                                     12.0000          2,113.28

    90
    KINGSTOWNE      VA    22315      11.6250       07/21/94

321,290.00
    420224282                          .0000       09/01/94

    04
    420224282                          .0000       08/01/24

   17
    0                                 2.7500       08/01/95

08/01/96
    417/417                           2.3750       09/01/95

09/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403348                           6.0000        235,600.00

   100
    PARKER              ALLEGRO       8.0000        231,130.33

    ZZ
    4661 KINSEY LANE                  7.6250          1,412.55

    1
                                     12.0000          1,721.91

    95
    ALEXANDRIA      VA    22311      11.6250       06/29/94

248,000.00
    420224283                          .0000       08/01/94

    04
    420224283                          .0000       07/01/24

   25
    0                                 2.7500       07/01/95

07/01/96
    417/417                           2.3750       08/01/95

08/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403357                           6.2500        263,500.00

   100
    RICE                JAMES         8.2500        258,923.05

    ZZ
    3721 STANFORD AVE                 7.8750          1,622.41

    1
                                     12.2500          1,972.07

    87
    DALLAS          TX    75225      11.8750       07/15/94

303,500.00
1


    420224294                          .0000       09/01/94

    04
    420224294                          .0000       08/01/24

   17
    0                                 3.0000       08/01/95

08/01/96
    417/417                           2.6250       09/01/95

09/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403359                           6.5000         89,450.00

   100
    PEARCE              ERIC          8.5000         87,955.77

    ZZ
    1300 HILTON PLACE NW              8.1250            565.38

    1
                                     12.5000            685.19

    78
    SOCORRO         NM    87801      12.1250       07/20/94

116,000.00
    420224296                          .0000       09/01/94

    00
    420224296                          .0000       08/01/24

    0
    0                                 3.0000       08/01/95

08/01/96
    417/417                           2.6250       09/01/95

09/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403361                           6.7500        209,000.00

   100
    BOMER               ROBERT        8.7500        205,421.28

    T
    49011-2 THE CAPE DRIVE            8.3750          1,355.58

    1
                                     12.7500          1,638.46

    90
    HORSESHOE BAY   TX    78654      12.3750       05/20/94

232,500.00
    412982921                          .0000       07/01/94

    04
    420224299                          .0000       06/01/24

   17
    0                                 2.7500       06/01/95

06/01/96
    417/417                           2.3750       07/01/95

07/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403363                           7.5000        238,500.00

   100
    THOMAS              DAVID         8.5000        233,456.88

    ZZ
1


    291 C MORTON STREET               8.1250          1,667.63

    1
                                     13.5000          1,817.39

    80
    MARATHON        FL    33050      13.1250       07/29/94

300,000.00
    420224316                          .0000       10/01/94

    00
    420224316                          .0000       09/01/24

    0
    0                                 3.0000       09/01/95

09/01/96
    417/417                           2.6250       10/01/95

10/01/96
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403366                           7.5000         58,950.00

   100
    CORTEZ SR           FERNANDO      8.5000         58,129.02

    ZZ
    202 BLANKET DRIVE                 8.1250            412.19

    1
                                     13.5000            452.52

    90
    COPPERAS COVE   TX    76522      13.1250       08/04/94

 65,500.00
    525336385                          .0000       10/01/94

    04
    420224321                          .0000       09/01/24

   17
    0                                 3.0000       09/01/95

09/01/96
    417/417                           2.6250       10/01/95

10/01/96
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403368                           7.8750        124,450.00

   100
    BELL                EDWARD        8.5000        122,798.14

    ZZ
    32813 NW PEAK ROAD                8.1250            902.35

    1
                                     13.8750            955.95

    95
    SCAPPOOSE       OR    97056      13.5000       08/10/94

131,000.00
    525336488                          .0000       10/01/94

    04
    420224323                          .0000       09/01/24

   25
    0                                 3.0000       09/01/95

09/01/96
    417/417                           2.6250       10/01/95

10/01/96
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1403370                           6.5000        123,750.00

   100
    BARACCO             ANDREW        8.5000        121,785.50

    ZZ
    205-207 N.E. 1ST COURT            8.1250            782.18

    2
                                     12.5000            948.07

    90
    DANIA           FL    33004      12.1250       08/18/94

138,000.00
    525336549                          .0000       10/01/94

    04
    420224325                          .0000       09/01/24

   25
    0                                 3.0000       09/01/95

09/01/96
    417/417                           2.6250       10/01/95

10/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              01

09/01/97
        .0000                           05             E

09/01/99
                                        O            1.5000


    1403380                           6.5000        200,700.00

   100
    LEWIS               ROBERT        8.1250        197,558.01

    ZZ
    12934 TOSCA STREET                7.7500          1,268.56

    1
                                     12.5000          1,481.04

    90
    HOUSTON         TX    77024      12.1250       01/03/95

223,000.00
    525338090                          .0000       03/01/95

    14
    420224346                          .0000       02/01/25

   20
    0                                 2.7500       02/01/96

02/01/97
    417/417                           2.3750       03/01/96

03/01/97
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403382                           6.6250         65,000.00

   100
    ELBRECHT            TIMOTHY       8.5000         64,161.49

    ZZ
    11039 GALLERIA COVE               8.1250            416.20

    1
                                     12.6250            498.11

    49
    AUSTIN          TX    78759      12.2500       12/02/94

135,000.00
    525338509                          .0000       02/01/95

    00
    420224354                          .0000       01/01/25

    0
    0                                 3.0000       01/01/96

01/01/97
    417/417                           2.6250       02/01/96

02/01/97
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
1


        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403389                           7.1250        218,500.00

   100
    PERRY               EDMON         8.3750        215,888.54

    ZZ
    129 PASCHALL ROAD                 8.1250          1,472.07

    1
                                     13.1250          1,657.14

    95
    SUNNYVALE       TX    75182      12.8750       12/06/94

230,000.00
    0380095084                         .0000       02/01/95

    14
    2415768                            .0000       01/01/25

   25
    0                                 2.8750       01/01/96

01/01/97
    180/F07                           2.6250       02/01/96

02/01/97
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403392                           7.0000        209,950.00

   100
    RICHEY              MARK          8.5000        206,172.01

    ZZ
    204 ROEBLING LANE                 8.2500          1,396.80

    1
                                     13.0000          1,609.65

    95
    CARY            NC    27513      12.7500       11/23/94

221,000.00
    0380093717                         .0000       01/01/95

    14
    2970481                            .0000       12/01/24

   25
    0                                 2.8750       12/01/95

12/01/96
    180/F07                           2.6250       01/01/96

01/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403411                           4.7500        248,000.00

   100
    BARDEN              DAVID         8.1250        241,170.87

    ZZ
    3953 COUNTRY TRAILS LANE          7.7500          1,293.69

    1
                                     10.7500          1,823.05

    80
    BONITA          CA    91902      10.3750       02/23/94

310,000.00
    940132244                          .0000       04/01/94

    00
    940132244                          .0000       03/01/24

    0
    0                                 3.0000       03/01/95

03/01/97
    670/670                           2.6250       04/01/95

04/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           5              01

05/01/97
        .0000                           05             E

05/01/99
                                        O            1.5000


    1403426                           5.3750        386,100.00

   100
    QUILLIAN            JONATHAN      7.3750        367,746.96

    ZZ
    28344 AQUEDUCT LANE               7.0000          2,162.05

    1
                                     11.3750          2,605.11

    90
    FAIR OAKS RANC  TX    78006      11.0000       04/28/94

429,000.00
    5505283                            .0000       06/01/94

    04
    940231624                          .0000       05/01/24

   17
    0                                 2.0000       05/01/95

05/01/96
    670/670                           1.6250       06/01/95

06/01/96
      45                              3.3750          .0000

   .0000
    A                                 7.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              01

05/01/95
        .0000                           05             E

05/01/99
                                        O             .6250


    1403445                           6.3750        150,000.00

   100
    PRIMAVERA           WILLIAM       8.3750        147,348.74

    ZZ
    5791 SOUTH DOUBLE BLUFF ROAD      8.0000            935.81

    1
                                     12.3750          1,135.86

    56
    FREELAND        WA    98249      12.0000       06/01/94

270,000.00
    940387301                          .0000       08/01/94

    00
    940387301                          .0000       07/01/24

    0
    0                                 2.8750       07/01/95

07/01/96
    670/670                           2.5000       08/01/95

08/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           5              01

07/01/97
        .0000                           05             E

07/01/99
                                        O            1.5000


    1403450                           6.5000        117,900.00

   100
    NEGRI               RALPH         8.5000        115,628.69

    ZZ
    16 NORTH ELM STREET               8.1250            745.21

    3
                                     12.5000            903.24

    90
    WALLINGFORD     CT    06492      12.1250       06/28/94

131,000.00
    940427768                          .0000       08/01/94

    14
    940427768                          .0000       07/01/24

   17
    0                                 3.1250       07/01/95

07/01/96
1


    670/670                           2.7500       08/01/95

08/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              01

07/01/97
        .0000                           05             E

07/01/99
                                        O            1.5000


    1403460                           5.6250        215,450.00

   100
    GOODSPEED           PETER         7.6250        211,278.50

    ZZ
    802 HILLS CREEK COURT             7.3750          1,240.25

    1
                                     11.6250          1,516.06

    75
    MCKINNEY        TX    75070      11.3750       10/19/94

287,298.00
    0380094426                         .0000       12/01/94

    00
    2579951                            .0000       11/01/24

    0
    0                                 2.8750       11/01/95

11/01/96
    180/F07                           2.6250       12/01/95

12/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403475                           5.2500         75,000.00

   100
    PAMER               PAUL          7.2500         73,232.45

    ZZ
    1415 WAGON GAP TRAIL              6.8750            414.15

    1
                                     11.2500            509.35

    65
    HOUSTON         TX    77090      10.8750       04/18/94

116,000.00
    2721967                            .0000       06/01/94

    00
    2721967                            .0000       05/01/24

    0
    0                                 3.0000       05/01/95

05/01/96
    180/180                           2.6250       06/01/95

06/01/96
      45                              3.2500          .0000

   .0000
    A                                 7.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403479                           5.8750        346,500.00

   100
    HAMILTON            JOHN          7.8750        340,041.75

    ZZ
    2914 FLAGLER DRIVE                7.5000          2,049.68

    1
                                     11.8750          2,502.21

    90
    WEST PALM BEAC  FL    33407      11.5000       07/18/94

385,000.00
1


    2835361                            .0000       09/01/94

    04
    2835361                            .0000       08/01/24

   17
    0                                 3.0000       08/01/95

08/01/96
    180/180                           2.6250       09/01/95

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403480                           6.2500        108,500.00

   100
    TASKER              MELVIN        8.2500        106,376.59

    ZZ
    26633 NORTH 71ST PLACE            7.8750            668.05

    1
                                     12.2500            812.03

    70
    SCOTTSDALE      AZ    85260      11.8750       04/12/94

155,000.00
    2851939                            .0000       06/01/94

    00
    2851939                            .0000       05/01/24

    0
    0                                 3.0000       05/01/95

05/01/96
    180/180                           2.6250       06/01/95

06/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403487                           3.8750        530,000.00

   100
    CONKLE              VERLAN        7.8750        513,437.14

    ZZ
    5504 ARCH BRIDGE COURT            7.5000          2,492.26

    1
                                      9.8750          3,790.34

    69
    ARLINGTON       TX    76017       9.5000       03/29/94

770,000.00
    3036019                            .0000       05/01/94

    00
    3036019                            .0000       04/01/24

    0
    0                                 3.0000       04/01/95

04/01/97
    180/180                           2.6250       05/01/95

05/01/97
      45                              3.0000          .0000

   .0000
    A                                 5.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403489                           6.2500        148,600.00

   100
    THORPE              RICHARD       8.2500        146,018.77

    ZZ
1


    13 LOS ALTOS ROAD                 7.8750            914.96

    1
                                     12.2500          1,112.14

    61
    ARROYO SECO     NM    87514      11.8750       07/08/94

245,000.00
    3046273                            .0000       09/01/94

    00
    3046273                            .0000       08/01/24

    0
    0                                 3.0000       08/01/95

08/01/96
    180/180                           2.6250       09/01/95

09/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403491                           5.5000        229,500.00

   100
    VENEKLASEN          GORDON        7.5000        224,334.01

    ZZ
    160 1/2 LORENZO ROAD              7.1250          1,303.08

    1
                                     11.5000          1,597.81

    90
    SANTA FE        NM    87501      11.1250       04/13/94

255,000.00
    3048469                            .0000       06/01/94

    04
    3048469                            .0000       05/01/24

   17
    0                                 3.0000       05/01/95

05/01/96
    180/180                           2.6250       06/01/95

06/01/96
      45                              3.5000          .0000

   .0000
    A                                 7.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403508                           5.0000        107,000.00

   100
    VARONA              JORGE         8.2500        104,020.56

    ZZ
    4506 WESTCHASE CIRCLE             7.8750            574.40

    1
                                     11.0000            796.48

    95
    GRAPEVINE       TX    76501      10.6250       12/21/93

113,000.00
    2908135                            .0000       02/01/94

    04
    2908135                            .0000       01/01/24

   27
    0                                 2.7500       01/01/95

01/01/97
    180/180                           2.3750       02/01/95

02/01/97
      45                              3.0000          .0000

   .0000
    A                                 7.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1403525                           4.1250        248,000.00

   100
    HALE                JOHN          7.7500        240,580.75

    ZZ
    2200 PINE STREET                  7.3750          1,201.94

    1
                                     10.1250          1,755.60

    80
    BAKERSFIELD     CA    93301       9.7500       03/09/94

310,000.00
    12074586                           .0000       05/01/94

    00
    279469                             .0000       04/01/24

    0
    0                                 2.8750       04/01/95

04/01/97
    052/670                           2.5000       05/01/95

05/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403535                           5.7500        340,000.00

   100
    FOXX                JEFFERY       7.7500        332,930.17

    ZZ
    1 ASHTON DRIVE                    7.3750          1,984.15

    1
                                     11.7500          2,425.76

    80
    KATONAH         NY    10536      11.3750       05/31/94

430,000.00
    285500                            2.8750       07/01/94

    00
    285500                            2.5000       06/01/24

    0
    0                                 2.8750       06/01/95

06/01/96
    052/670                           2.5000       07/01/95

07/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
       2.8750                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403536                           5.3750        218,500.00

   100
    PETTI               ANTHONY       7.3750        213,656.71

    ZZ
    1 PARK LANE                       7.0000          1,223.54

    1
                                     11.3750          1,502.52

    95
    SOMERS          NY    10589      11.0000       05/13/94

230,000.00
    285633                             .0000       07/01/94

    14
    285633                             .0000       06/01/24

   22
    0                                 3.2500       06/01/95

06/01/96
    052/670                           2.8750       07/01/95

07/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           X              X

   .0000
1


        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403626                           7.3750        251,200.00

   100
    MODORY              GARY          8.3750        248,315.26

    T
    50 CAMINO DIMITRIO                8.1250          1,734.98

    1
                                     13.3750          1,906.04

    80
    SANTA FE        NM    87505      13.1250       12/06/94

314,000.00
    0380094210                         .0000       02/01/95

    00
    3217841                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    180/F07                           2.6250       02/01/96

02/01/97
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1403758                           8.1250        250,000.00

   100
    POWERS JR           ROBERT        8.2500        247,615.59

    ZZ
    661 BAY LAUREL COURT NE           8.0000          1,856.24

    1
                                     14.1250          1,877.79

    67
    ST PETERSBURG   FL    33703      13.8750       01/31/95

375,000.00
    0380095092                         .0000       03/01/95

    00
    1047844                            .0000       02/01/25

    0
    0                                 2.8750       02/01/96

02/01/97
    480/F07                           2.6250       03/01/96

03/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1403864                           7.3750        294,150.00

   100
    BILOTTA             WILLIAM       7.3750        291,610.87

    ZZ
    2496 RAM CROSSING WAY             7.1250          2,031.62

    1
                                     13.3750          2,031.62

    85
    HENDERSON       NV    89014      13.1250       04/06/95

349,809.00
    0380109638                         .0000       06/01/95

    10
    3171048                            .0000       05/01/25

   12
    0                                 2.7500       05/01/96

05/01/96
    637/F07                           2.5000       06/01/96

06/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1404158                           5.2500        211,500.00

   100
    MARSHALL            CATHRINE      7.2500        207,805.05

    ZZ
    2501 M STREET N W                 7.0000          1,167.91

    1
    UNIT # 701                       11.2500          1,436.36

    90
    WASHINGTON      DC    20037      11.0000       11/30/94

235,000.00
    0380099102                         .0000       01/01/95

    14
    344016                             .0000       12/01/24

   20
    0                                 2.7500       12/01/95

12/01/96
    028/F07                           2.5000       01/01/96

01/01/97
      45                              3.2500          .0000

   .0000
    A                                 7.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           08             0

00/00/00
                                        O             .0000


    1404458                           8.3750        185,000.00

   100
    EDWARDS III         CHARLES       7.7500        183,278.28

    ZZ
    495 ATLANTA COUNTRY CLUB DRIV     7.5000          1,406.13

    1
                                     14.3750          1,325.67

    51
    MARIETTA        GA    30067      14.1250       02/16/95

367,500.00
    0380095951                         .0000       04/01/95

    00
    61060333                           .0000       03/01/25

    0
    0                                 2.6250       03/01/96

03/01/97
    003/F07                           2.3750       04/01/96

04/01/97
      45                              6.3750          .0000

   .0000
    A                                10.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1405026                           7.2500        210,600.00

   100
    OLIVEIRA            FRANCISCO     8.0000        208,408.90

    ZZ
    8030 MONIER WAY                   7.7500          1,436.66

    1
                                     13.2500          1,543.24

    90
    ORLANDO         FL    32835      13.0000       02/21/95

234,000.00
    0380096819                         .0000       04/01/95

    10
    351525                             .0000       03/01/25

   17
    0                                 2.8750       03/01/96

03/01/97
1


    028/F07                           2.6250       04/01/96

04/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

03/01/96
        .0000                           03             E

03/01/00
                                        O            1.1250


    1405034                           7.5000        187,425.00

   100
    HADESMAN            HERBERT       8.0000        185,567.42

    ZZ
    7003 N. LOREL AVENUE              7.7500          1,310.00

    1
                                     13.5000          1,374.10

    75
    SKOKIE          IL    60077      13.2500       02/24/95

250,000.00
    0380097031                         .0000       04/01/95

    00
    1144773                            .0000       03/01/25

    0
    0                                 2.8750       03/01/96

03/01/97
    480/F07                           2.6250       04/01/96

04/01/97
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1405170                           7.6250        625,000.00

   100
    NOEL                STEPHEN       8.3750        614,899.60

    ZZ
    11404 GOVERNORS DRIVE             8.1250          4,423.71

    1
                                     13.6250          4,724.80

    75
    CHAPEL HILL     NC    27514      13.3750       01/03/95

840,000.00
    0380098484                         .0000       02/01/95

    00
    2970812                            .0000       01/01/25

    0
    0                                 2.8750       01/01/96

01/01/97
    180/F07                           2.6250       02/01/96

02/01/97
      45                              5.6250          .0000

   .0000
    A                                 9.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1405195                           7.8750        332,000.00

   100
    WALLACE             JAMES         8.1250        328,921.68

    ZZ
    7205 SIERRA DRIVE                 7.7500          2,407.23

    1
                                     13.8750          2,464.07

    90
    GRANITE BAY     CA    95746      13.5000       02/14/95

370,000.00
1


    0200675472                         .0000       04/01/95

    04
    0714621611                         .0000       03/01/25

   25
    0                                 3.0000       03/01/96

03/01/97
    478/478                           2.6250       04/01/96

04/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1406568                           7.2500        601,000.00

   100
    DANIELS             ROBERT        7.7500        595,183.17

    ZZ
    31 MUIRFIELD WAY                  7.5000          4,099.88

    1
                                     13.2500          4,301.72

    75
    SUGAR LAND      TX    77479      13.0000       03/03/95

805,000.00
    0380100991                         .0000       05/01/95

    00
    168381                             .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    028/F07                           2.6250       05/01/96

05/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1406586                           7.2500        105,000.00

   100
    CHRISTENSEN         JOHN          7.7500        103,705.74

    ZZ
    1048 PAISLEY COURT                7.5000            716.29

    1
                                     13.2500            749.98

    68
    SPARKS          NV    89434      13.0000       03/02/95

155,000.00
    0380100835                         .0000       05/01/95

    00
    145623                             .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    028/728                           2.6250       05/01/96

05/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1406904                           8.2500        975,000.00

   100
    MATHESON            CHARLES       7.7500        967,250.63

    ZZ
1


    ROUTE 707, BOX 1                  7.5000          7,324.85

    1
                                     14.2500          6,990.86

    49
    THE PLAINS      VA    22171      14.0000       03/15/95
2,000,000.00
    0380100728                         .0000       05/01/95

    00
    5010634                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    696/F07                           2.6250       05/01/96

05/01/97
      45                              6.2500          .0000

   .0000
    A                                10.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1407870                           6.5000        231,500.00

   100
    GOMORA              LESLIE        7.6250        228,912.44

    ZZ
    3616 WHITE EAGLE DRIVE            7.3750          1,463.24

    1
                                     12.5000          1,634.93

    71
    NAPERVILLE      IL    60540      12.2500       03/15/95

330,000.00
    6728961                            .0000       05/01/95

    00
    6728961                            .0000       04/01/25

    0
    0                                 2.7500       04/01/96

04/01/97
    169/169                           2.5000       05/01/96

05/01/97
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1414869                           7.1250        220,000.00

   100
    LEWIS               EDNA          7.7500        217,818.39

    ZZ
    12 CANYON CREST COURT             7.5000          1,482.19

    1
                                     13.1250          1,574.29

    43
    FRISCO          TX    75034      12.8750       03/16/95

515,000.00
    0380105974                         .0000       05/01/95

    00
    1994003                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    664/F07                           2.6250       05/01/96

05/01/97
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1415172                           7.0000        150,100.00

   100
    HARDMAN             DENISE        7.7500        148,575.24

    ZZ
    500 TERRACE OAKS DRIVE            7.3750            998.62

    1
                                     13.0000          1,073.84

    62
    ROSWELL         GA    30075      12.6250       03/22/95

244,750.00
    30000247                           .0000       05/01/95

    00
    30000247                           .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    669/669                           2.5000       05/01/96

05/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1415316                           7.8750        208,000.00

   100
    BAXTER              PAUL          8.0000        205,989.97

    ZZ
    10553 86TH PLACE                  7.7500          1,508.14

    1
                                     13.8750          1,525.33

    95
    PLEASANT PRAIR  WI    53158      13.6250       02/27/95

219,990.00
    3029693                            .0000       04/01/95

    14
    3029693                            .0000       03/01/25

   25
    0                                 2.8750       03/01/96

03/01/97
    447/447                           2.6250       04/01/96

04/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1415357                           6.8750        366,000.00

   100
    CARTER              GEORGE        7.7500        158,734.44

    ZZ
    2615 WOODS LANE                   7.5000          2,404.36

    1
                                     12.8750          1,147.26

    75
    GARLAND         TX    75044      12.6250       03/30/95

488,000.00
    0380108564                         .0000       05/01/95

    00
    2461028                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    638/F07                           2.6250       05/01/96

05/01/97
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1415359                           6.6250         55,000.00

   100
    DUNHAM              RONALD        6.6250         49,423.55

    ZZ
    10209 3RD STREET EAST             6.3750            352.18

    1
                                     12.6250            352.18

    52
    TREASURE ISLAN  FL    33706      12.3750       04/07/95

107,000.00
    0380108606                         .0000       06/01/95

    00
    2224962                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    306/728                           2.6250       06/01/96

06/01/96
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1415692                           7.7500        760,000.00

   100
    DANIEL              PAUL          7.7500        753,905.36

    ZZ
    3 BEACON HILL SOUTH               7.5000          5,444.73

    1
                                     13.7500          5,444.73

    73
    SOUTH BARRINGT  IL    60010      13.5000       04/24/95
1,050,000.00
    0380112442                         .0000       06/01/95

    00
    0290014457                         .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    A53/F07                           2.6250       06/01/96

06/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1415695                           6.4500        213,000.00

   100
    BECK                MARTIN        7.6250        209,895.73

    ZZ
    1112 THACKERY LANE                7.3750          1,339.31

    1
                                     12.4500          1,499.11

    73
    NAPERVILLE      IL    60565      12.2000       03/27/95

292,000.00
    7345658                            .0000       05/01/95

    00
    7345658                            .0000       04/01/25

    0
    0                                 2.7500       04/01/96

04/01/97
    169/169                           2.5000       05/01/96

05/01/97
      45                              4.4500          .0000

   .0000
    A                                 8.4500           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1415757                           7.3750        150,500.00

   100
    WELLS               KENNETH       7.3750        149,200.83

    ZZ
    5024 COUNTY ROAD 510              7.0000          1,039.47

    1
                                     13.1250          1,039.47

    61
    IGNACIO         CO    81137      12.7500       04/27/95

250,500.00
    0003628542                         .0000       06/01/95

    00
    0003628542                         .0000       05/01/25

    0
    0                                 3.0000       05/01/96

05/01/96
    405/405                           2.6250       06/01/96

06/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       5.7500                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1415762                           4.5000        236,250.00

   100
    CLARK               RICHARD       8.3750        228,882.29

    ZZ
    2764 CHAIN BRIDGE ROAD            8.1250          1,197.05

    1
                                     10.5000          1,773.63

    70
    VIENNA          VA    22181      10.2500       11/03/93

337,500.00
    85223                              .0000       01/01/94

    00
    85223                              .0000       12/01/23

    0
    0                                 2.7500       12/01/94

12/01/96
    246/246                           2.5000       01/01/95

01/01/97
      45                              2.5000          .0000

   .0000
    A                                 6.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              01

12/01/94
        .0000                           03             E

12/01/98
                                        O             .6250


    1415856                           4.8750        212,050.00

   100
    ROTH                DENISE        6.8750        207,694.55

    ZZ
    24322 BAY HILL BOULEVARD          6.6250          1,122.19

    1
                                     10.8750          1,386.42

    80
    KATY            TX    77494      10.6250       09/29/94

265,074.00
    0380113317                         .0000       11/01/94

    00
    2524106                            .0000       10/01/24

    0
    0                                 2.9500       10/01/95

10/01/96
1


    180/F07                           2.7000       11/01/95

11/01/96
      45                              2.8750          .0000

   .0000
    A                                 6.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1416031                           6.3750        112,250.00

   100
    YEUNG               CHO           7.7500         82,325.74

    ZZ
    716 EDEN FARMS CIRCLE             7.5000            700.30

    1
                                     12.3750            648.54

    64
    WESTMINISTER    MD    21157      12.1250       03/31/95

176,762.00
    0380111576                         .0000       05/01/95

    00
    6084529                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    561/728                           2.6250       05/01/96

05/01/97
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1416114                           8.1250      1,000,000.00

   100
    RICHARDSON          J             8.1250        991,851.33

    ZZ
    20 SOUTH CALIBOGUE CAY ROAD       7.8750          7,424.97

    1
                                     14.1250          7,424.97

    63
    HILTON HEAD IS  SC    29928      13.8750       03/27/95
1,600,000.00
    3003178                            .0000       05/01/95

    00
    3003178                            .0000       04/01/25

    0
    0                                 3.2500       04/01/96

04/01/97
    447/447                           3.0000       05/01/96

05/01/97
      45                              6.1250          .0000

   .0000
    A                                10.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1416228                           7.5000        280,000.00

   100
    BENJERS             NELSON        7.7500        277,418.74

    ZZ
    6215 KERRICK DRIVE                7.5000          1,957.81

    1
                                     13.5000          2,005.06

    80
    LA PLATA        MD    20646      13.2500       03/31/95

350,000.00
1


    88738                              .0000       05/01/95

    00
    106604                             .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    246/246                           2.6250       05/01/96

05/01/97
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1416243                           6.5000        225,000.00

   100
    BURNETT             DENNIS        6.5000        221,903.72

    ZZ
    9745 CONDE ROAD                   6.2500          1,422.16

    1
                                     12.5000          1,422.16

    90
    MARSHALL        VA    22115      12.2500       04/14/95

250,000.00
    0380112210                         .0000       06/01/95

    04
    8481376                            .0000       05/01/25

   25
    0                                 2.8750       05/01/96

05/01/96
    561/728                           2.6250       06/01/96

06/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1416619                           6.5000        750,000.00

   100
    GRANTHAM            MARK          6.5000        743,052.23

    ZZ
    2867 HABERSHAM ROAD               6.2500          4,740.51

    1
                                     12.5000          4,740.51

    69
    ATLANTA         GA    30305      12.2500       06/01/95
1,100,000.00
    0380128588                         .0000       07/01/95

    00
    XXXX                               .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    486/728                           2.6250       07/01/96

07/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1417317                           6.5000        280,000.00

   100
    ANDERSON            ALEXANDER     7.7500        276,870.40

    ZZ
1


    19749 MT BACHELOR VILLAGE COU     7.5000          1,769.79

    1
    UNIT # 6                         12.5000          2,001.10

    72
    BEND            OR    97702      12.2500       03/17/95

391,800.00
    0380114414                         .0000       05/01/95

    00
    366240                             .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    375/728                           2.6250       05/01/96

05/01/97
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1417332                           6.7500        108,700.00

   100
    O'DONNELL           JAMES         6.7500        107,641.03

    ZZ
    4624 WELLESLEY COURT              6.5000            705.03

    1
                                     12.7500            705.03

    75
    PALM HARBOR     FL    34685      12.5000       04/29/95

146,000.00
    0380114620                         .0000       06/01/95

    00
    95DA042                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    766/728                           2.6250       06/01/96

06/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1417366                           7.3750         76,000.00

   100
    FOOTE JR            ARTHUR        7.3750         75,405.29

    ZZ
    RR #1                             7.1250            524.92

    1
                                     13.3750            524.92

    80
    CENTERVILLE     KS    66014      13.1250       05/10/95

 95,000.00
    0380138777                         .0000       07/01/95

    00
    174033                             .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    028/F07                           2.6250       07/01/96

07/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1417389                           6.2500        544,000.00

   100
    DERDENGER           PATRICK       6.2500        538,715.56

    ZZ
    10040 E HAPPY VALLEY RD           6.0000          3,349.51

    1
    478                              12.2500          3,349.51

    79
    SCOTTSDALE      AZ    85255      12.0000       05/18/95

690,000.00
    0380148610                         .0000       07/01/95

    00
    0004285409                         .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    462/728                           2.6250       07/01/96

07/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1417409                           7.5000        258,000.00

   100
    JANISCH             ALEN          8.0000        255,434.38

    ZZ
    3300 MERIDIAN AVENUE NORTH        7.7500          1,803.97

    1
    UNIT #209                        13.5000          1,891.46

    75
    SEATTLE         WA    98103      13.2500       02/24/95

344,000.00
    3022932                            .0000       04/01/95

    00
    3022932                            .0000       03/01/25

    0
    0                                 2.8750       03/01/96

03/01/97
    447/447                           2.6250       04/01/96

04/01/97
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1417418                           7.0000        261,000.00

   100
    FRANK JR            CHARLES       8.0000        258,159.34

    ZZ
    520 EAST CHARLESTON ROAD          7.7500          1,736.44

    1
                                     13.0000          1,911.64

    90
    PALO ALTO       CA    94306      12.7500       02/27/95

290,000.00
    3018866                            .0000       04/01/95

    10
    3018866                            .0000       03/01/25

   17
    0                                 2.8750       03/01/96

03/01/97
    447/447                           2.6250       04/01/96

04/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1417440                           7.2500        248,000.00

   100
    GOROVE              ADAM          7.2500        245,806.40

    ZZ
    4008 NEW HAVEN COURT              7.0000          1,691.80

    1
                                     13.2500          1,691.80

    70
    BOULDER         CO    80301      13.0000       04/26/95

355,000.00
    0380115023                         .0000       06/01/95

    00
    2197283                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    306/728                           2.6250       06/01/96

06/01/96
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1417488                           7.0000        350,000.00

   100
    GEHRIS III          ARTHUR        7.0000        346,750.40

    ZZ
    25 RIVER DUNES ROAD               6.7500          2,328.56

    1
                                     13.0000          2,328.56

    78
    DAYTONA BEACH   FL    32118      12.7500       05/01/95

450,000.00
    0380115726                         .0000       06/01/95

    00
    351817                             .0000       05/01/25

    0
    0                                 2.7500       05/01/96

05/01/96
    028/F07                           2.5000       06/01/96

06/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1417552                           6.0000        432,000.00

   100
    SKURLA              RICHARD       6.0000        427,601.34

    ZZ
    ROUTE 7  BOX 124 JP               5.7500          2,590.06

    1
                                     12.0000          2,590.06

    80
    SANTA FE        NM    87505      11.7500       06/02/95

543,000.00
    0380132325                         .0000       07/01/95

    00
    UNKNOWN                            .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    306/728                           2.6250       07/01/96

07/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1417622                           7.6250        209,500.00

   100
    JACKSON             JOHN          7.7500        207,483.91

    ZZ
    929 NORTHWOOD BLVD #174           7.5000          1,482.83

    1
                                     13.6250          1,499.60

    75
    INCLINE VILLAG  NV    89451      13.3750       03/15/95

279,500.00
    3076961                            .0000       05/01/95

    00
    3076961                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    447/447                           2.6250       05/01/96

05/01/97
      45                              5.6250          .0000

   .0000
    A                                 9.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1417664                           7.3750        230,000.00

   100
    CARROLL             JAMES         7.7500        227,245.96

    ZZ
    9300 CAMINO DEL SOL NE            7.5000          1,588.56

    1
                                     13.3750          1,642.43

    64
    ALBUQUERQUE     NM    87111      13.1250       03/27/95

365,000.00
    3027388                            .0000       05/01/95

    00
    3027388                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    447/447                           2.6250       05/01/96

05/01/97
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1417907                           7.7500        308,700.00

   100
    KALOGEROPOULOS      P             7.7500        305,940.49

    ZZ
    7785 LEE ROAD                     7.5000          2,211.56

    1
                                     13.7500          2,211.56

    90
    HAMBURG TOWNSH  MI    48139      13.5000       05/04/95

343,000.00
    0380117474                         .0000       07/01/95

    10
    4533895                            .0000       06/01/25

   25
    0                                 2.8750       06/01/96

06/01/96
1


    898/F07                           2.6250       07/01/96

07/01/96
      45                              5.7500          .0000

   .0000
    A                                 9.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

06/01/96
        .0000                           05             E

06/01/00
                                        O             .6250


    1417913                           6.8750        416,500.00

   100
    FARRIS              KENNETH       6.8750        412,909.28

    ZZ
    4800 COMMONWEALTH DRIVE           6.6250          2,736.11

    1
                                     12.8750          2,736.11

    70
    OAKLAND         CA    94605      12.6250       05/22/95

595,000.00
    0380126582                         .0000       07/01/95

    00
    39071868                           .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    171/F07                           2.6250       07/01/96

07/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1418112                           6.7500         96,000.00

   100
    COLIN               ELIZABETH     6.7500         94,867.64

    ZZ
    1345 LAKESIDE DRIVE               6.5000            622.66

    1
                                     12.7500            622.66

    70
    SOUTHLAKE       TX    76092      12.5000       04/24/95

137,200.00
    3098972                            .0000       06/01/95

    00
    3098972                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    447/447                           2.6250       06/01/96

06/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1418116                           7.1250        248,000.00

   100
    EMERSON             WILLIAM       7.1250        245,540.77

    ZZ
    SMALL POINT ROAD                  6.8750          1,670.83

    1
                                     13.1250          1,670.83

    80
    PHIPPSBURG      ME    04562      12.8750       03/31/95

310,000.00
1


    3085294                            .0000       05/01/95

    00
    3085294                            .0000       04/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    447/447                           2.6250       06/01/96

06/01/96
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1418179                           8.2500        588,750.00

   100
    MATHESON            CHARLES       8.2500        584,475.42

    T
    ROUTE 707, BOX I                  8.0000          4,423.08

    1
                                     14.2500          4,423.08

    75
    THE PLAINS      VA    22171      14.0000       05/05/95

785,000.00
    0380117284                         .0000       06/01/95

    00
    5010635                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    696/F07                           2.6250       06/01/96

06/01/96
      45                              6.2500          .0000

   .0000
    A                                10.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1418190                           7.2500        140,000.00

   100
    MERIDA              RUBEN         7.2500        138,761.64

    ZZ
    643 ALLWOOD ROAD                  7.0000            955.05

    1
                                     13.2500            955.05

    70
    CLIFTON         NJ    07012      13.0000       04/10/95

200,000.00
    456301                             .0000       06/01/95

    00
    456301                             .0000       05/01/25

    0
    0                                 2.7500       05/01/96

05/01/96
    562/562                           2.5000       06/01/96

06/01/96
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1418248                           7.2500        219,600.00

   100
    WITMONDT            RICHARD       7.2500        217,839.57

    ZZ
1


    1590 WOODSTOCK ROAD               7.0000          1,498.06

    1
                                     13.2500          1,498.06

    90
    ROSWELL         GA    30075      13.0000       05/25/95

244,000.00
    0380121757                         .0000       07/01/95

    01
    921                                .0000       06/01/25

   25
    0                                 2.7500       06/01/96

06/01/96
    896/F07                           2.5000       07/01/96

07/01/96
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1418521                           6.3750        441,000.00

   100
    GARNER              DAVID         6.3750        436,816.38

    ZZ
    225 2ND STREET SOUTH D8           6.1250          2,751.27

    1
                                     12.3750          2,751.27

    56
    KIRKLAND        WA    98033      12.1250       05/24/95

790,000.00
    0380133083                         .0000       07/01/95

    00
    10844786                           .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    047/728                           2.6250       07/01/96

07/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1418734                           8.1250        219,000.00

   100
    GLENN               PAMELA        8.1250        217,060.07

    ZZ
    LOTS 4 & 5 5TH STREET             7.8750          1,626.07

    1
                                     14.1250          1,626.07

    60
    CUDJOE KEY      FL    33042      13.8750       02/15/95

369,000.00
    0380096322                         .0000       04/01/95

    00
    95CV001                            .0000       03/01/25

    0
    0                                 3.0000       03/01/96

03/01/97
    766/F07                           2.7500       04/01/96

04/01/97
      45                              6.1250          .0000

   .0000
    A                                10.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1419272                           7.3750        630,000.00

   100
    GUAJARDO PABLO                    7.3750        624,333.20

    ZZ
    425 BITTERS ROAD                  7.1250          4,351.26

    1
                                     13.3750          4,351.26

    70
    SAN ANTONIO     TX    78232      13.1250       04/11/95

900,000.00
    0380120080                         .0000       06/01/95

    00
    377566                             .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    375/728                           2.6250       06/01/96

06/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1419320                           7.2500        242,000.00

   100
    THOMPSON JR.        ROBERT        8.2500        239,152.56

    ZZ
    14 DANA CIRCLE                    8.0000          1,650.87

    1
                                     13.2500          1,814.89

    88
    EDISON          NJ    08820      13.0000       12/29/94

278,000.00
    0380126087                         .0000       02/01/95

    01
    4023602                            .0000       01/01/25

   17
    0                                 2.7500       01/01/96

01/01/97
    637/F07                           2.5000       02/01/96

02/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1419874                           7.3750        225,000.00

   100
    DOVE, II            WILLIAMS      7.3750        223,239.79

    ZZ
    ROUTE 1, BOX 345                  7.1250          1,554.02

    1
                                     13.3750          1,554.02

    75
    SOMERSET        VA    22972      13.1250       05/12/95

300,000.00
    0380124520                         .0000       07/01/95

    00
    5140665                            .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    696/F07                           2.6250       07/01/96

07/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1419961                           8.2500        135,000.00

   100
    STEWART             JOANN         8.2500         57,472.35

    ZZ
    2007 JULIUS COURT                 7.8750          1,014.21

    1
                                     14.2500          1,014.21

    48
    WALNUT CREEK    CA    94598      13.8750       06/07/95

285,000.00
    0380143801                         .0000       08/01/95

    00
    201095                             .0000       07/01/25

    0
    0                                 3.0000       07/01/96

07/01/96
    665/728                           2.6250       08/01/96

08/01/96
      45                              6.2500          .0000

   .0000
    A                                10.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           09             0

00/00/00
                                        O             .0000


    1420084                           7.6250        270,000.00

   100
    LEW                 WAY           7.6250        267,988.93

    ZZ
    2825 PLAZA DEL AMO #164           7.3750          1,911.05

    1
                                     13.6250          1,911.05

    90
    TORRANCE        CA    90503      13.3750       05/18/95

300,000.00
    829978                             .0000       07/01/95

    21
    829978                             .0000       06/01/25

   25
    0                                 2.8750       06/01/96

06/01/96
    047/047                           2.6250       07/01/96

07/01/96
      45                              5.6250          .0000

   .0000
    A                                 9.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1420602                           6.6250        255,600.00

   100
    ADKISSON            JAMES         6.6250        253,049.81

    ZZ
    15790 S. LAMMER ROAD              6.3750          1,636.63

    1
                                     12.6250          1,636.63

    80
    OREGON CITY     OR    97045      12.3750       04/05/95

319,500.00
    0380124512                         .0000       06/01/95

    00
    374329                             .0000       05/01/25

    0
    0                                 2.7500       05/01/96

05/01/96
    375/728                           2.5000       06/01/96

06/01/96
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

05/01/96
        .0000                           05             E

05/01/00
                                        O            1.1250


    1420637                           6.5000        217,500.00

   100
    KASPER              GARY          6.5000        215,592.47

    ZZ
    7901 SW 118TH STREET              6.2500          1,374.75

    1
                                     12.5000          1,374.75

    75
    MIAMI           FL    33156      12.2500       05/26/95

290,000.00
    0380125345                         .0000       08/01/95

    00
    600506                             .0000       07/01/25

    0
    0                                 2.7500       07/01/96

07/01/96
    780/728                           2.5000       08/01/96

08/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              01

07/01/96
        .0000                           05             E

07/01/00
                                        O            1.1250


    1420697                           6.8750        211,500.00

   100
    VYFF                SHANNON       6.8750        209,488.44

    ZZ
    32633 EAGLEWOOD DRIVE             6.6250          1,389.40

    1
                                     12.8750          1,389.40

    75
    COTTAGE GROVE   OR    97424      12.6250       05/24/95

282,000.00
    3089850                            .0000       06/01/95

    00
    3089850                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    447/447                           2.6250       06/01/96

06/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1420826                           7.0000        264,000.00

   100
    ALWARD              SCOTT         7.0000        262,233.04

    ZZ
    45907 HIDDEN VALLEY TERR          6.7500          1,756.40

    1
                                     13.0000          1,756.40

    37
    FREMONT         CA    94539      12.7500       07/13/95

730,000.00
    2299543                            .0000       09/01/95

    00
    2299543                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
1


    356/356                           2.6250       09/01/96

09/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1420966                           6.5000        220,000.00

   100
    NAM                 ANDREW        6.5000        217,961.98

    ZZ
    1712 LUCILLE LANE                 6.2500          1,390.55

    1
                                     12.5000          1,390.55

    85
    PLEASANT HILL   CA    94523      12.2500       05/08/95

259,000.00
    0380126616                         .0000       07/01/95

    14
    3281599                            .0000       06/01/25

   17
    0                                 2.8750       06/01/96

06/01/96
    180/728                           2.6250       07/01/96

07/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1420989                           7.2500        326,700.00

   100
    RICE                JOSEPH        7.6250        323,538.00

    ZZ
    29042 CLEEK COURT                 7.3750          2,228.67

    1
                                     13.2500          2,310.77

    75
    MUNDELEIN       IL    60060      13.0000       03/10/95

441,145.00
    0380127184                         .0000       05/01/95

    00
    357025                             .0000       04/01/25

    0
    0                                 2.7500       04/01/96

04/01/97
    028/F07                           2.5000       05/01/96

05/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1421245                           7.1250         50,500.00

   100
    COOK                M             7.1250         50,085.15

    ZZ
    618 EMERALD DRIVE                 6.8750            340.23

    1
                                     13.1250            340.23

    93
    VILLA RICA      GA    30180      12.8750       05/16/95

 54,500.00
1


    3122284                            .0000       07/01/95

    21
    3122284                            .0000       06/01/25

   30
    0                                 2.8750       06/01/96

06/01/96
    447/447                           2.6250       07/01/96

07/01/96
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1421404                           6.8750        316,500.00

   100
    CLARK               STEVEN        6.8750        313,771.41

    ZZ
    7429 CLIFTON ROAD                 6.6250          2,079.18

    1
                                     12.8750          2,079.18

    71
    CLIFTON         VA    22024      12.6250       06/01/95

450,000.00
    0380128760                         .0000       07/01/95

    00
    10106392                           .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    696/F07                           2.6250       07/01/96

07/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1421622                           6.8750        500,000.00

   100
    BOVARNICK           DAVID         6.8750        155,491.50

    ZZ
    4724 SOUTH OCEAN BOULEVARD        6.6250          3,284.64

    1
                                     12.8750          3,284.64

    79
    HIGHLAND BEACH  FL    33487      12.6250       05/02/95

637,500.00
    0380133281                         .0000       07/01/95

    00
    450128343                          .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    560/728                           2.6250       07/01/96

07/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1421753                           5.6250        425,000.00

   100
    SORENSON            J WILLIAM     5.6250        420,833.33

    ZZ
1


    17 RIVER HOLLOW                   5.3750          2,446.54

    1
                                     11.6250          2,446.54

    41
    HOUSTON         TX    77027      11.3750       06/29/95
1,050,000.00
    0380173998                         .0000       08/01/95

    00
    10834410                           .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    047/728                           2.6250       08/01/96

08/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1421761                           5.6250        352,000.00

   100
    MCCALLISTER         SCOTT         5.6250        348,548.91

    ZZ
    3405 E MANSO COURT                5.3750          2,026.32

    1
                                     11.6250          2,026.32

    80
    PHOENIX         AZ    85044      11.3750       06/08/95

440,000.00
    0380129685                         .0000       08/01/95

    00
    2263697                            .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    306/F07                           2.6250       08/01/96

08/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1421773                           7.3750        242,250.00

   100
    RUSSELL             TODD          7.3750        240,549.65

    ZZ
    29200 DEEP SHADOW DRIVE           7.1250          1,673.16

    1
                                     13.3750          1,673.16

    95
    AGOURA HILLS    CA    91301      13.1250       06/06/95

255,000.00
    0380140047                         .0000       08/01/95

    10
    2121593                            .0000       07/01/25

   30
    0                                 2.8750       07/01/96

07/01/96
    776/F07                           2.6250       08/01/96

08/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1422299                           6.2500        217,500.00

   100
    LOEHR               LINCOLN       6.2500        198,548.60

    T
    11500 WEST OAKMONT DRIVE          6.0000          1,339.18

    1
                                     12.2500          1,339.18

    75
    MUKILTEO        WA    98275      12.0000       04/21/95

290,000.00
    0380134776                         .0000       06/01/95

    00
    376419                             .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    375/728                           2.6250       06/01/96

06/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           09             0

00/00/00
                                        O             .0000


    1422571                           7.0000        104,000.00

   100
    FRITCHMAN           LEE           7.0000        103,124.85

    ZZ
    20381 STRAWLINE ROAD              6.7500            691.91

    1
                                     13.0000            691.91

    80
    BEND            OR    97702      12.7500       05/11/95

130,000.00
    0380137050                         .0000       07/01/95

    00
    377159                             .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    375/728                           2.6250       07/01/96

07/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1422628                           6.2500        305,000.00

   100
    KERFOOT             ROBERT        6.2500        302,037.24

    ZZ
    39 W 004 FOXWOOD LANE ST          6.0000          1,877.94

    1
                                     12.2500          1,877.94

    88
    ST CHARLES      IL    60174      12.0000       05/23/95

350,000.00
    5553199                            .0000       07/01/95

    10
    5553199                            .0000       06/01/25

   25
    0                                 2.7500       06/01/96

06/01/96
    169/169                           2.5000       07/01/96

07/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1422753                           5.6250        247,000.00

   100
    WILLIAMS            ROSS          5.6250        244,578.34

    ZZ
    3595 W DEER CROSSING COURT        5.3750          1,421.88

    1
                                     11.6250          1,421.88

    83
    TUSCON          AZ    85745      11.3750       06/14/95

297,960.00
    0380136458                         .0000       08/01/95

    10
    2263648                            .0000       07/01/25

   25
    0                                 2.8750       07/01/96

07/01/96
    306/728                           2.6250       08/01/96

08/01/96
      45                              3.6250          .0000

   .0000
    A                                 7.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1423337                           7.3750        251,000.00

   100
    BLACK               A             7.3750        248,337.91

    ZZ
    4672 FAIRFAX AVENUE               7.1250          1,733.60

    1
                                     13.3750          1,733.60

    70
    HIGHLAND PARK   TX    75209      13.1250       05/30/95

360,000.00
    3149201                            .0000       07/01/95

    00
    3149201                            .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    447/447                           2.6250       07/01/96

07/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1423687                           7.5000        286,000.00

   100
    HYMAN               TOM           7.5000        284,041.19

    ZZ
    981 PEARL STREET                  7.2500          1,999.76

    1
                                     13.5000          1,999.76

    89
    ALAMEDA         CA    94501      13.2500       06/20/95

324,000.00
    0380140435                         .0000       08/01/95

    10
    25060822                           .0000       07/01/25

   17
    0                                 2.8750       07/01/96

07/01/96
    470/F07                           2.6250       08/01/96

08/01/96
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1423736                           6.3750        294,651.73

   100
    VAN SKAIK           MICHAEL       7.7500        284,255.18

    ZZ
    17706 35TH AVENUE SE              7.5000          1,838.24

    1
                                     12.3750          2,060.42

    76
    BOTHELL         WA    98012      12.1250       06/07/95

388,500.00
    0380162918                         .0000       05/01/95

    00
    2366151                            .0000       04/01/25

    0
    0                                 2.8750       04/01/96

04/01/97
    180/728                           2.6250       05/01/96

05/01/97
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1423753                           6.1250        337,500.00

   100
    REECE               DAVID         6.1250        334,012.43

    ZZ
    6615 QUAILWOOD DRIVE NW           5.8750          2,050.69

    1
                                     12.1250          2,050.69

    90
    ALBANY          OR    97321      11.8750       05/22/95

375,000.00
    0380138819                         .0000       07/01/95

    10
    364626                             .0000       06/01/25

   25
    0                                 2.8750       06/01/96

06/01/96
    375/728                           2.6250       07/01/96

07/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              01

06/01/96
        .0000                           05             E

06/01/00
                                        O            1.1250


    1423755                           6.0000        650,000.00

   100
    SMITH III           HERBERT       6.0000        643,381.64

    ZZ
    9090 EATON PARK ROAD              5.7500          3,897.08

    1
                                     12.0000          3,897.08

    75
    GREAT FALLS     VA    22066      11.7500       05/24/95

875,000.00
    0380138470                         .0000       07/01/95

    00
    8549636                            .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
1


    561/F07                           2.6250       07/01/96

07/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1424132                           7.6250        617,300.00

   100
    PESCOSOLIDO         WILLIAM       7.6250        611,747.21

    ZZ
    3491 CREEKVIEW DRIVE              7.3750          4,369.21

    1
                                     13.6250          4,369.21

    70
    BONITA SPRINGS  FL    33923      13.3750       04/27/95

881,977.00
    0380140120                        5.6250       05/01/95

    00
    700101066                         5.3750       04/01/25

    0
    0                                 2.7500       04/01/96

04/01/97
    970/F07                           2.5000       05/01/96

05/01/97
      45                              5.6250          .0000

   .0000
    A                                 9.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
       2.0000                           4              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1424139                           6.5000        340,700.00

   100
    DEL MASTRO          HECTOR        6.5000        337,867.17

    ZZ
    2583 MAYFAIR LANE                 6.2500          2,153.46

    1
                                     12.5000          2,153.46

    75
    FT LAUDERDALE   FL    33327      12.2500       06/02/95

456,284.00
    0380140021                         .0000       08/01/95

    00
    1571793                            .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    480/728                           2.6250       08/01/96

08/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1424383                           5.8750        321,500.00

   100
    DOMESTICI           ELIO          5.8750        318,491.54

    ZZ
    8962 BROOK ROAD                   5.6250          1,901.79

    1
                                     11.8750          1,901.79

    55
    MCLEAN          VA    22102      11.6250       06/16/95

590,000.00
1


    0380140815                         .0000       08/01/95

    00
    4045600                            .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    696/728                           2.6250       08/01/96

08/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1424630                           6.6250        445,000.00

   100
    JUN                 YONG          6.6250        441,797.74

    ZZ
    1350 DANA PLACE                   6.3750          2,849.38

    1
                                     12.6250          2,849.38

    72
    FULLERTON       CA    92631      12.3750       06/12/95

620,000.00
    0380160540                         .0000       09/01/95

    00
    326927                             .0000       08/01/25

    0
    0                                 2.7500       08/01/96

08/01/96
    627/F07                           2.5000       09/01/96

09/01/96
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1424646                           6.5000        475,000.00

   100
    BALESTRA JR         STEPHEN       6.5000         99,128.26

    ZZ
    4744 SONEHOLLOW WAY               6.2500          3,002.32

    1
                                     12.5000          3,002.32

    80
    DALLAS          TX    75287      12.2500       05/30/95

595,500.00
    0380142001                         .0000       07/01/95

    00
    3382892                            .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    180/728                           2.6250       07/01/96

07/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1424764                           5.7500        191,250.00

   100
    CALLES              JOHN          5.7500        189,625.57

    ZZ
1


    1212 OBISPO AVENUE                5.5000          1,116.08

    1
                                     11.7500          1,116.08

    75
    CORAL GABLES    FL    33134      11.5000       07/13/95

255,000.00
    0380156704                         .0000       09/01/95

    00
    95SG434                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    766/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1424813                           6.7500        357,000.00

   100
    CHANG               LIANG         6.7500        354,072.37

    ZZ
    19837 EAST SUNSET VISTA ROAD      6.5000          2,315.50

    1
                                     12.7500          2,315.50

    90
    WALNUT          CA    91789      12.5000       07/13/95

397,500.00
    0380162892                         .0000       09/01/95

    21
    442490                             .0000       08/01/25

   25
    0                                 2.8750       08/01/96

08/01/96
    736/F07                           2.6250       09/01/96

09/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1424857                           4.0000        306,000.00

   100
    BURGER              AMADEUS       8.0000        294,336.45

    ZZ
    3301 SULKY CIRCLE                 7.6250          1,460.89

    1
                                     10.0000          2,214.38

    80
    MARIETTA        GA    30067       9.6250       06/17/93

382,500.00
    225488                             .0000       08/01/93

    00
    225488                             .0000       07/01/23

    0
    0                                 2.7500       07/01/94

07/01/96
    025/025                           2.3750       08/01/94

08/01/96
      45                              2.0000          .0000

   .0000
    A                                 6.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1425394                           6.5000        238,500.00

   100
    JENNINGS            DENNIS        6.5000        236,516.98

    ZZ
    825 MOULTRIE COURT                6.2500          1,507.48

    1
                                     12.5000          1,507.48

    90
    VIRGINIA BEACH  VA    23455      12.2500       06/20/95

265,000.00
    0380145798                         .0000       08/01/95

    14
    1212489                            .0000       07/01/25

   20
    0                                 3.0000       07/01/96

07/01/96
    575/F07                           2.7500       08/01/96

08/01/96
      45                              4.5000          .0000

   .0000
    A                                 8.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              01

07/01/96
        .0000                           05             E

07/01/00
                                        O            1.1250


    1431186                           6.8750        300,000.00

   100
    SHEN                CHI           6.8750        297,146.75

    ZZ
    1840 NW 124TH WAY                 6.6250          1,970.79

    1
                                     13.8750          1,970.79

    75
    CORAL SPRINGS   FL    33071      13.6250       05/18/95

400,000.00
    1716228                            .0000       06/01/95

    00
    1716228                            .0000       05/01/25

    0
    0                                 2.8750       05/01/96

05/01/96
    447/447                           2.6250       06/01/96

06/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       7.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1431447                           5.7500        312,000.00

   100
    CRAIG               CHERYL        5.7500        309,349.87

    ZZ
    31 GREENWOOD AVENUE               5.5000          1,820.75

    1
                                     11.7500          1,820.75

    70
    SAN RAFAEL      CA    94901      11.5000       07/21/95

447,000.00
    0380166729                         .0000       09/01/95

    00
    15561                              .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    964/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1431776                           7.3750         90,000.00

   100
    DIRUGGIERO          JOHN          7.3750         89,368.24

    T
    2818 PLAZA VERDE                  7.1250            621.61

    1
                                     13.3750            621.61

    52
    SANTE FE        NM    87505      13.1250       06/16/95

174,000.00
    3151407                            .0000       08/01/95

    00
    3151407                            .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    447/447                           2.6250       08/01/96

08/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1431999                           6.0000        349,000.00

   100
    CANINE              NEIL          6.0000        346,531.14

    ZZ
    646 SAND HILL CIRCLE              5.7500          2,092.44

    1
                                     12.0000          2,092.44

    76
    MENLO PARK      CA    94025      11.7500       07/26/95

460,000.00
    0380169376                         .0000       10/01/95

    00
    2307940                            .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    356/728                           2.6250       10/01/96

10/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           09             0

00/00/00
                                        O             .0000


    1432081                           6.2500        246,000.00

   100
    SCHAFFER            JAMES         6.2500        244,098.32

    ZZ
    230 ELM ROAD                      6.0000          1,514.66

    1
                                     12.2500          1,514.66

    64
    BARRINGTON      IL    60010      12.0000       06/30/95

385,000.00
    0380152398                         .0000       09/01/95

    00
    357477                             .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    028/728                           2.6250       09/01/96

09/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1432111                           5.7500        240,000.00

   100
    MITCHELL            JOSEPH        5.7500        237,701.12

    ZZ
    6705 CORNER LANE                  5.5000          1,400.57

    1
                                     11.7500          1,400.57

    67
    MCLEAN          VA    22101      11.5000       06/19/95

360,000.00
    0380148826                         .0000       08/01/95

    00
    4025567                            .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    696/F07                           2.6250       08/01/96

08/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           6              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1432113                           6.1250        339,000.00

   100
    WARRINGTON          KATHERINE     6.1250        335,628.40

    ZZ
    1159 KAHULUI STREET               5.8750          2,059.80

    1
                                     10.1250          2,059.80

    75
    HONOLULU        HI    96825       9.8750       05/09/95

453,000.00
    0380148859                         .0000       07/01/95

    00
    378948                             .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    375/728                           2.6250       07/01/96

07/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       4.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1432211                           6.3750        135,000.00

   100
    BERKOWITZ           BARRY         6.3750        133,850.12

    T
    9 WEST 82ND STREET                6.1250            842.23

    1
                                     12.3750            842.23

    60
    HARVEY CEDARS   NJ    08008      12.1250       06/21/95

225,000.00
    0380150921                         .0000       08/01/95

    00
    150418                             .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
1


    597/728                           2.6250       08/01/96

08/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432239                           5.7500        432,000.00

   100
    GERTNER             MARK          5.7500        428,330.59

    ZZ
    19 SUNSET PARK                    5.5000          2,521.04

    1
                                     11.7500          2,521.04

    90
    MONTCLAIR       NJ    07042      11.5000       07/10/95

480,000.00
    0380150566                         .0000       09/01/95

    04
    8550899                            .0000       08/01/25

   25
    0                                 2.8750       08/01/96

08/01/96
    561/728                           2.6250       09/01/96

09/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432344                           6.2500        373,000.00

   100
    CASTILLO            FLORENCIO     6.2500        369,376.67

    ZZ
    1697 LIMA STREET                  6.0000          2,296.63

    1
                                     12.2500          2,296.63

    76
    HONOLULU        HI    96819      12.0000       05/19/95

495,000.00
    0380160128                         .0000       07/01/95

    00
    377595                             .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    375/728                           2.6250       07/01/96

07/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              01

06/01/96
        .0000                           05             E

06/01/00
                                        O            1.1250


    1432442                           5.8750        596,000.00

   100
    REUSING             VINCENT       5.8750        591,054.66

    ZZ
    804 HERMITAGE COURT               5.6250          3,525.57

    1
                                     11.8750          3,525.57

    78
    ALEXANDRIA      VA    22302      11.6250       07/07/95

765,000.00
1


    0380156050                         .0000       09/01/95

    00
    2085661                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432601                           6.0000         80,800.00

   100
    CHOATE              JOSEPH        6.0000         80,061.40

    T
    2420 BAY RIDGE DRIVE              5.7500            484.44

    1
                                     12.0000            484.44

    80
    AUGRES          MI    48703      11.7500       06/22/95

101,000.00
    0380158189                         .0000       08/01/95

    00
    450156583                          .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    560/728                           2.6250       08/01/96

08/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432611                           5.7500        398,000.00

   100
    ROBERTSON           HELENE        5.7500        394,619.40

    ZZ
    38 AUSTIN AVENUE                  5.5000          2,322.62

    1
                                     11.7500          2,322.62

    69
    SAN ANSELMO     CA    94960      11.5000       07/24/95

580,000.00
    0380172370                         .0000       09/01/95

    00
    15652                              .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    964/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432682                           6.0000        643,000.00

   100
    BENN III            FREDERICK     6.0000        638,451.46

    ZZ
1


    845 CASTLEWOOD  PL                5.7500          3,855.11

    1
                                     12.0000          3,855.11

    65
    PLEASANTON      CA    94566      11.7500       07/26/95
1,000,000.00
    0380169384                         .0000       10/01/95

    00
    2313468                            .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    356/728                           2.6250       10/01/96

10/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432729                           5.7500        430,000.00

   100
    WEISBART            PEGGY         5.7500        426,347.56

    ZZ
    2290 EAST GRAND AVENUE            5.5000          2,509.37

    1
                                     11.7500          2,509.37

    62
    ENGLEWOOD       CO    80110      11.5000       07/06/95

700,000.00
    0380156688                         .0000       09/01/95

    00
    2274041                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    306/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1432805                           7.5000        289,750.00

   100
    LATTA               MICHAEL       7.5000        286,312.68

    ZZ
    2 YELLOWFLAX                      7.2500          2,025.98

    1
                                     13.5000          2,025.98

    95
    LITTLETON       CO    80127      13.2500       05/31/95

305,000.00
    3120356                            .0000       07/01/95

    10
    3120356                            .0000       06/01/25

   30
    0                                 2.8750       06/01/96

06/01/96
    447/447                           2.6250       07/01/96

07/01/96
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1432988                           6.2500         87,850.00

   100
    DUNHAM              GARY          6.2500         87,083.95

    ZZ
    2830 LA VETA DRIVE, NE            6.0000            540.91

    1
                                     12.2500            540.91

    95
    ALBUQUERQUE     NM    87110      12.0000       06/07/95

 92,500.00
    0380161324                         .0000       08/01/95

    10
    9400989                            .0000       07/01/25

   30
    0                                 2.8750       07/01/96

07/01/96
    056/728                           2.6250       08/01/96

08/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433047                           7.0000         78,850.00

   100
    MOLLEUR             THOMAS        7.0000         78,254.46

    ZZ
    RR2                               6.7500            524.60

    1
                                     13.0000            524.60

    95
    TISKILWA        IL    61368      12.7500       07/01/95

 83,000.00
    3076144                            .0000       08/01/95

    21
    3076144                            .0000       07/01/25

   36
    0                                 2.8750       07/01/96

07/01/96
    447/447                           2.6250       08/01/96

08/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433133                           5.8750        153,750.00

   100
    RAHMSDORFF          TERRY         5.8750        149,500.03

    ZZ
    21770 EASTMONT DRIVE              5.6250            909.49

    1
                                     11.8750            909.49

    75
    BEND            OR    97701      11.6250       05/22/95

205,000.00
    0380162157                         .0000       07/01/95

    00
    381016                             .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    375/728                           2.6250       07/01/96

07/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433150                           5.7500      1,000,000.00

   100
    BRASWELL            STEPHEN       5.7500        991,506.07

    ZZ
    69 BLACK BANKS DRIVE              5.5000          5,835.73

    1
                                     11.7500          5,835.73

    59
    ST. SIMONS      GA    31522      11.5000       07/28/95
1,700,000.00
    0380173790                         .0000       09/01/95

    00
    4700392                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    076/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433603                           6.3750         58,000.00

   100
    BALDI               ANTHONY       6.3750         57,506.16

    ZZ
    1455 HIGHWAY A1A #511             6.1250            361.84

    1
                                     12.3750            361.84

    54
    SATELLITE BEAC  FL    32937      12.1250       06/26/95

108,000.00
    0380160664                         .0000       08/01/95

    00
    2919629                            .0000       07/01/25

    0
    0                                 2.8750       07/01/96

07/01/96
    180/F07                           2.6250       08/01/96

08/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433635                           7.3750        294,500.00

   100
    CURETON             CHARLES       7.3750        292,196.08

    ZZ
    234 ANITA PLACE                   7.1250          2,034.04

    1
                                     13.3750          2,034.04

    95
    SANTA FE        NM    87501      13.1250       05/24/95

310,000.00
    8660564                            .0000       07/01/95

    14
    8660564                            .0000       06/01/25

   30
    0                                 2.7500       06/01/96

06/01/96
    447/447                           2.5000       07/01/96

07/01/96
      45                              5.3750          .0000

   .0000
    A                                 9.3750           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433749                           5.3750        344,500.00

   100
    BARTON              DAVID         5.3750        341,362.93

    ZZ
    365 GRANITE CREEK ROAD            5.1250          1,929.10

    1
                                     11.3750          1,929.10

    59
    SANTA CRUZ      CA    95065      11.1250       07/28/95

585,000.00
    0380172958                         .0000       09/01/95

    00
    950534                             .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    938/728                           2.6250       09/01/96

09/01/96
      45                              3.3750          .0000

   .0000
    A                                 7.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433761                           6.3750        296,000.00

   100
    SMITH               SCOTT         6.3750        293,192.02

    ZZ
    1593 FAR HILLS DRIVE              6.1250          1,846.65

    1
                                     12.3750          1,846.65

    77
    BARTLETT        IL    60103      12.1250       05/30/95

385,000.00
    0380165002                         .0000       07/01/95

    00
    950020455                          .0000       06/01/25

    0
    0                                 2.8750       06/01/96

06/01/96
    A13/728                           2.6250       07/01/96

07/01/96
      45                              4.3750          .0000

   .0000
    A                                 8.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1433774                           6.2500        236,500.00

   100
    PALOMBI             JOHN          6.2500        232,742.18

    ZZ
    11940 OLD EUREKA WAY              6.0000          1,456.18

    1
                                     12.2500          1,456.18

    90
    GOLD RIVER      CA    95670      12.0000       05/23/95

262,798.00
    0380167636                         .0000       07/01/95

    01
    749186                             .0000       06/01/25

   25
    0                                 2.7500       06/01/96

06/01/96
1


    626/728                           2.5000       07/01/96

07/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1434426                           7.0000        242,250.00

   100
    STEUDTEN            BARBARA       7.0000        240,628.56

    ZZ
    155 EL RITERO                     6.7500          1,611.70

    1
                                     13.0000          1,611.70

    95
    SONOMA          CA    95476      12.7500       07/18/95

255,000.00
    0380164468                         .0000       09/01/95

    01
    75001415                           .0000       08/01/25

   30
    0                                 2.8750       08/01/96

08/01/96
    470/F07                           2.6250       09/01/96

09/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1434667                           7.6250        226,800.00

   100
    HERRINGTON          MARTHA        7.6250        224,759.39

    ZZ
    915 LADBROKE LANE                 7.3750          1,605.28

    1
                                     13.6250          1,605.27

    80
    ALPHARETTA      GA    30202      13.3750       03/31/95

283,500.00
    0380164484                         .0000       05/01/95

    00
    0061061101                         .0000       04/01/25

    0
    0                                 2.7500       04/01/96

04/01/97
    003/F07                           2.5000       05/01/96

05/01/97
      45                              5.6250          .0000

   .0000
    A                                 9.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1434764                           6.7500        211,000.00

   100
    MATHIASEN           STANLEY       6.7500        209,175.61

    ZZ
    4875 HAPGOOD ROAD                 6.5000          1,368.54

    1
                                     12.7500          1,368.54

    90
    LOMPOC          CA    93436      12.5000       07/14/95

236,000.00
1


    0380163296                         .0000       09/01/95

    21
    434818                             .0000       08/01/25

   17
    0                                 2.8750       08/01/96

08/01/96
    736/F07                           2.6250       09/01/96

09/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1434992                           5.8750         63,500.00

   100
    STROBEL             WILLIAM       5.8750         62,667.90

    ZZ
    2427 MARILYN COURT                5.6250            375.63

    1
                                     11.8750            375.63

    47
    SANTA ROSA      CA    95407      11.6250       07/21/95

136,500.00
    0380163791                         .0000       09/01/95

    00
    443731                             .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    736/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1434995                           5.8750         30,400.00

   100
    STUDDARD            B. ANN        5.8750         30,147.74

    ZZ
    10923 CARROLL WOOD WAY            5.6250            179.83

    1
                                     11.8750            179.83

    80
    ST. LOUIS       MO    63128      11.6250       07/21/95

 38,000.00
    0380164609                         .0000       09/01/95

    00
    174599                             .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    028/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1435577                           7.0000        420,000.00

   100
    THOR                CAMERON       7.0000        417,188.94

    ZZ
1


    5920 COLODNY DRIVE                6.7500          2,794.27

    1
                                     13.0000          2,794.27

    80
    AGOURA HILLS    CA    91301      12.7500       07/10/95

527,250.00
    0380166448                         .0000       09/01/95

    00
    10551475                           .0000       08/01/25

    0
    0                                 2.7500       08/01/96

08/01/96
    698/F07                           2.5000       09/01/96

09/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1435772                           5.8750        415,000.00

   100
    PONTON              ANDREW        5.8750        411,556.56

    ZZ
    4018 CHANCERY COURT NW            5.6250          2,454.88

    1
                                     11.8750          2,454.88

    75
    WASHINGTON      DC    20007      11.6250       07/26/95

560,000.00
    0380168014                         .0000       09/01/95

    00
    5010700                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           09             0

00/00/00
                                        O             .0000


    1435928                           5.7500        157,000.00

   100
    CANTUA              BARTON        5.7500        155,662.54

    ZZ
    2404 CUMBERLAND COURT             5.5000            916.21

    1
                                     11.7500            916.21

    68
    CARSON CITY     NV    89703      11.5000       07/21/95

230,950.00
    0380168048                         .0000       09/01/95

    00
    443621                             .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    736/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1436074                           5.8750        440,000.00

   100
    YATES  III          JAMES         5.8750        436,349.09

    ZZ
    23031 ST. LOUIS ROAD              5.6250          2,602.77

    1
                                     11.8750          2,602.77

    80
    MIDDLEBURG      VA    22117      11.6250       07/24/95

550,000.00
    0380173196                         .0000       09/01/95

    00
    5010572                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1436080                           5.8750        548,000.00

   100
    GOODMAN             STEPHEN       5.8750        543,452.95

    ZZ
    1020 TURKEY RUN ROAD              5.6250          3,241.63

    1
                                     11.8750          3,241.63

    80
    MCLEAN          VA    22101      11.6250       07/31/95

685,000.00
    0380170630                         .0000       09/01/95

    00
    2155793                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1436323                           5.8750        125,000.00

   100
    DONNELLY            MARY          5.8750        123,962.85

    ZZ
    4978 SENTINEL DRIVE 201           5.6250            739.42

    1
                                     11.8750            739.42

    66
    BETHESDA        MD    20816      11.6250       07/31/95

190,000.00
    0380173873                         .0000       09/01/95

    00
    3013523                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1436522                           5.8750        185,000.00

   100
    HOGAN JR            REDMOND       5.8750        183,465.02

    ZZ
    1215 RUSSELL ROAD                 5.6250          1,094.34

    1
                                     11.8750          1,094.34

    74
    ALEXANDRIA      VA    22301      11.6250       07/26/95

250,000.00
    0380173899                         .0000       09/01/95

    00
    2085623                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1436539                           6.7500        358,000.00

   100
    STALLINGS           PAULA         6.7500        355,484.99

    ZZ
    1260 TWIN SISTERS ROAD            6.5000          2,321.99

    1
                                     12.7500          2,321.99

    42
    NEDERLAND       CO    80466      12.5000       07/12/95

860,000.00
    2012776                            .0000       09/01/95

    00
    2012776                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    447/447                           2.6250       09/01/96

09/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1436737                           7.0000        308,000.00

   100
    STRANG              GREGORY       7.0000        305,938.57

    ZZ
    1010 PENINSULA TRAIL              6.7500          2,049.13

    1
                                     13.0000          2,049.13

    54
    LAKE ALMANOR    CA    96137      12.7500       07/27/95

580,000.00
    0380170697                         .0000       09/01/95

    00
    74472                              .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    744/F07                           2.6250       09/01/96

09/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1436837                           5.8750        247,500.00

   100
    GORE JR             EDWARD        5.8750        245,446.32

    ZZ
    20660 PARKSIDE CIRCLE             5.6250          1,464.06

    1
                                     11.8750          1,464.06

    90
    STERLING        VA    20165      11.6250       08/03/95

275,000.00
    0380173394                         .0000       09/01/95

    10
    2085532                            .0000       08/01/25

   25
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1436839                           5.8750        319,000.00

   100
    HARMATUK            PETER         5.8750        316,353.06

    ZZ
    9824 FOX REST LANE                5.6250          1,887.01

    1
                                     11.8750          1,887.01

    80
    VIENNA          VA    22181      11.6250       08/03/95

400,000.00
    0380173410                         .0000       09/01/95

    00
    2085688                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1437620                           6.0000        294,500.00

   100
    KLAY                MARK          6.0000        292,718.78

    ZZ
    11175 EAST SUNRISE RANCH ROAD     5.7500          1,765.68

    1
                                     12.0000          1,765.68

    82
    TUCSON          AZ    85749      11.7500       09/05/95

360,000.00
    0380220856                         .0000       11/01/95

    10
    2717                               .0000       10/01/25

   12
    0                                 2.8750       10/01/96

10/01/96
1


    965/728                           2.6250       11/01/96

11/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1437679                           5.8750        343,800.00

   100
    ATKINSON            TIMOTHY       5.8750        341,310.00

    ZZ
    9513 CABLE DRIVE                  5.6250          2,033.71

    1
                                     11.8750          2,033.71

    90
    KENSINGTON      MD    20895      11.6250       08/07/95

382,000.00
    0380174319                         .0000       10/01/95

    11
    3013509                            .0000       09/01/25

   25
    0                                 2.8750       09/01/96

09/01/96
    696/728                           2.6250       10/01/96

10/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1437693                           5.8750        215,000.00

   100
    MALLARD             FRANK         5.8750        213,216.01

    ZZ
    6824 WEMBERLY WAY                 5.6250          1,271.81

    1
                                     11.8750          1,271.81

    54
    MCLEAN          VA    22101      11.6250       08/01/95

400,000.00
    0380174491                         .0000       09/01/95

    00
    2155606                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1437911                           5.8750        320,000.00

   100
    MACKOUL             PAUL          5.8750        317,107.70

    ZZ
    8102 FALSTAFF ROAD                5.6250          1,892.92

    1
                                     11.8750          1,892.92

    80
    MCLEAN          VA    22102      11.6250       08/07/95

402,000.00
1


    0380184755                         .0000       09/01/95

    00
    2155845                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    696/728                           2.6250       09/01/96

09/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1437933                           5.7500         77,900.00

   100
    SANCHEZ             JOSE          5.7500         74,278.45

    ZZ
    1011 MANZANITA DRIVE              5.5000            454.61

    1
                                     11.7500            454.61

    95
    BARSTOW         CA    92311      11.5000       07/19/95

 82,000.00
    0380177429                         .0000       09/01/95

    04
    5066980                            .0000       08/01/25

   30
    0                                 2.8750       08/01/96

08/01/96
    324/728                           2.6250       09/01/96

09/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1438318                           9.7500        258,000.00

   100
    PELLEGRINO          MARIE         8.3750        236,647.51

    ZZ
    4 EAST NORWOOD STREET             8.1250          2,216.62

    1
                                     15.7500          1,970.11

    80
    VALHALLA        NY    10595      15.5000       01/14/88

322,500.00
    0380222225                         .0000       03/01/88

    00
    4471512                            .0000       02/01/18

    0
    0                                 3.0000       02/01/89

02/01/97
    073/F07                           2.7500       03/01/89

03/01/97
      45                              7.7500          .0000

   .0000
    A                                11.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              U

   .1250
        .0000                           S              U

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1438594                           6.0000        199,500.00

   100
    TAPELLA             ANDY          6.0000        198,058.00

    ZZ
1


    465 TRAMWAY DRIVE                 5.7500          1,196.10

    1
                                     12.0000          1,196.10

    95
    MILPITAS        CA    95035      11.7500       08/03/95

210,000.00
    0380182270                         .0000       10/01/95

    01
    177652                             .0000       09/01/25

   30
    0                                 2.8750       09/01/96

09/01/96
    028/728                           2.6250       10/01/96

10/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1438616                           9.2500        300,000.00

   100
    HAYIM               ALVIN         8.5000        265,898.82

    ZZ
    4714 BOCAIRE BLVD                 8.2500          2,468.03

    1
                                     14.2500          2,318.70

    70
    BOAC RATON      FL    33431      14.0000       12/23/85

432,000.00
    0380222316                         .0000       02/01/86

    00
    90347371                           .0000       01/01/16

    0
    0                                 3.0000       01/01/87

01/01/97
    073/F07                           2.7500       02/01/87

02/01/97
      45                              7.2500          .0000

   .0000
    A                                11.2500           12

   12
      360                               1            2.0000

  2.0000
       5.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1438623                          10.2500        225,000.00

   100
    DUNSTON             STEPHEN       7.6250        194,839.20

    ZZ
    1630 TRAVIS CIRCLE SOUTH          7.3750          2,026.93

    1
                                     15.2500          1,633.29

    70
    IRVING          TX    75038      15.0000       03/08/85

325,000.00
    0380222175                        5.2500       01/01/86

    00
    090334895                         5.0000       12/01/14

    0
    0                                 2.5000       03/01/86

03/01/97
    073/F07                           2.2500       04/01/86

04/01/97
      45                              8.2500          .0000

   .0000
    A                                12.2500           12

   12
      348                               1            2.0000

  2.0000
       5.0000                           S              N

   .1250
        .0000                           S              N

   .1250
       5.0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1438817                           7.0000        159,250.00

   100
    DIAMOND             MARK          7.0000        158,184.10

    ZZ
    1 OCEANSIDE DRIVE                 6.7500          1,059.50

    1
    UNIT 1                           13.0000          1,059.50

    70
    HULL            MA    02045      12.7500       07/21/95

227,500.00
    2008670                            .0000       09/01/95

    00
    2008670                            .0000       08/01/25

    0
    0                                 2.8750       08/01/96

08/01/96
    447/447                           2.6250       09/01/96

09/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1439496                           7.0000        649,950.00

   100
    DUDLEY              HUBERT        7.0000        646,154.73

    ZZ
    11213 S LOTHAIR AVENUE            6.7500          4,324.14

    1
                                     13.0000          4,324.14

    70
    CHICAGO         IL    60643      12.7500       08/11/95

930,000.00
    0380186594                         .0000       10/01/95

    00
    2045086                            .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    664/F07                           2.6250       10/01/96

10/01/96
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1439543                           5.8750        223,000.00

   100
    PERRY               LISA          5.8750        221,384.93

    ZZ
    3026 ZAHARIAS DRIVE               5.6250          1,319.13

    1
                                     11.8750          1,319.13

    75
    ORLANDO         FL    32837      11.6250       08/14/95

297,990.00
    0380188194                         .0000       10/01/95

    00
    358994                             .0000       09/01/25

    0
    0                                 2.7500       09/01/96

09/01/96
    028/728                           2.5000       10/01/96

10/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1439947                           5.8750        265,000.00

   100
    SCHMIDT             WILLIAM       5.8750        263,039.10

    ZZ
    166 RIVER PARK DRIVE              5.6250          1,567.58

    1
                                     11.8750          1,567.58

    27
    GREAT FALLS     VA    22066      11.6250       08/21/95
1,000,000.00
    0380190307                         .0000       10/01/95

    00
    4046005                            .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    696/728                           2.6250       10/01/96

10/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1440367                           5.7500        494,200.00

   100
    SRIVASTAVA          PIYUSH        5.7500        490,535.82

    ZZ
    5439 EDGEHOLLOW PLACE             5.5000          2,884.02

    1
                                     11.7500          2,884.02

    70
    DALLAS          TX    75287      11.5000       08/04/95

706,000.00
    0380195546                         .0000       10/01/95

    00
    03010520                           .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    638/F07                           2.6250       10/01/96

10/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1441357                           6.2500        299,500.00

   100
    LAMBERT             GENE          6.2500        297,479.44

    ZZ
    1818 COVE PARK DRIVE              6.0000          1,844.07

    1
                                     12.2500          1,844.07

    74
    LEAGUE CITY     TX    77573      12.0000       08/14/95

410,000.00
    0380216896                         .0000       10/01/95

    00
    9101171                            .0000       09/01/25

    0
    0                                 2.5000       09/01/96

09/01/96
    056/F07                           2.2500       10/01/96

10/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1441358                           6.8750        106,875.00

   100
    SCHOENER            PATRICIA      6.8750        106,235.51

    ZZ
    8613 UTICA AVENUE                 6.6250            702.10

    1
                                     12.8750            702.10

    95
    LUBBOCK         TX    79424      12.6250       08/18/95

112,500.00
    3234744                            .0000       10/01/95

    12
    3234744                            .0000       09/01/25

   25
    0                                 2.8750       09/01/96

09/01/96
    447/447                           2.6250       10/01/96

10/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1441440                           6.1250        243,000.00

   100
    MARTIN SR           JOSEPH        6.1250        241,321.16

    ZZ
    1303 W SHELLFISH DRIVE            5.8750          1,476.50

    1
                                     12.1250          1,476.50

    90
    GILBERT         AZ    85233      11.8750       08/10/95

270,000.00
    0380198847                         .0000       10/01/95

    01
    4285482                            .0000       09/01/25

   25
    0                                 2.8750       09/01/96

09/01/96
    462/728                           2.6250       10/01/96

10/01/96
      45                              4.1250          .0000

   .0000
    A                                 8.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1441465                           6.6250        650,000.00

   100
    WITTY               ROBERT        6.6250        645,918.55

    ZZ
    195 14TH AVENUE                   6.3750          4,162.02

    1
                                     12.6250          4,162.02

    78
    SANTA CRUZ      CA    95062      12.3750       08/18/95

839,000.00
    0380214149                         .0000       10/01/95

    00
    16101805                           .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
1


    051/728                           2.6250       10/01/96

10/01/96
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1441607                           6.6250        490,550.00

   100
    DEALEY              KENNETH       6.6250        487,469.72

    ZZ
    3637 BINKLEY AVENUE               6.3750          3,141.05

    1
                                     12.6250          3,141.05

    69
    UNIVERSITY PAR  TX    75204      12.3750       08/18/95

715,000.00
    0380199209                         .0000       10/01/95

    00
    3243091                            .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    447/728                           2.6250       10/01/96

10/01/96
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           4              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1442640                           5.7500         80,000.00

   100
    PEIFFER             LOUIS         5.7500         76,902.10

    ZZ
    215 GRANGE HALL RD                5.5000            466.86

    1
                                     11.7500            466.86

    73
    ORTONVILLE      MI    48462      11.5000       08/07/95

110,000.00
    450193834                          .0000       10/01/95

    00
    450193834                          .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    560/728                           2.6250       10/01/96

10/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           5              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1442992                           6.2500        272,000.00

   100
    GREENLEE            ROBERT        6.2500        270,124.35

    ZZ
    4500 GROVE ROAD                   6.0000          1,674.76

    1
                                     12.2500          1,674.76

    80
    TRAPPE          MD    21673      12.0000       08/31/95

340,000.00
1


    0380212838                         .0000       10/01/95

    00
    8628398                            .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    561/728                           2.6250       10/01/96

10/01/96
      45                              4.2500          .0000

   .0000
    A                                 8.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1446002                           6.0000        270,250.00

   100
    CARR                S             6.0000        268,615.44

    ZZ
    5204 HIGHLAND ROAD                5.7500          1,620.29

    1
                                     12.0000          1,620.29

    95
    MINNETONKA      MN    55345      11.7500       09/01/95

284,500.00
    2029183                            .0000       11/01/95

    04
    2029183                            .0000       10/01/25

   25
    0                                 2.8750       10/01/96

10/01/96
    447/447                           2.6250       11/01/96

11/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1446259                           5.7500        650,000.00

   100
    GRIMALDI            MICHAEL       5.7500        645,180.70

    ZZ
    3072 HERON POINTE DRIVE           5.5000          3,793.22

    1
                                     11.7500          3,793.22

    45
    BLOOMFIELD      MI    48302      11.5000       08/25/95
1,450,000.00
    450211032                          .0000       10/01/95

    00
    450211032                          .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    560/728                           2.6250       10/01/96

10/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1446457                           5.8750        238,000.00

   100
    HANINGER JR         GEORGE        5.8750        236,526.16

    ZZ
1


    7045 EAST PARADISE DRIVE          5.6250          1,407.86

    1
                                     11.8750          1,407.86

    87
    SCOTTSDALE      AZ    85254      11.6250       09/26/95

275,000.00
    0380229741                         .0000       11/01/95

    12
    1084177                            .0000       10/01/25

   25
    0                                 2.8750       10/01/96

10/01/96
    480/728                           2.6250       11/01/96

11/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1447426                           6.0000        187,500.00

   100
    MCDONNELL           PATRICK       6.0000        186,173.63

    ZZ
    41582 VALLEY OF THE FALLS DRI     5.7500          1,124.16

    1
                                     12.0000          1,124.16

    75
    FOREST FALLS    CA    92339      11.7500       08/14/95

250,000.00
    0380232158                         .0000       10/01/95

    00
    202047900                          .0000       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    069/728                           2.6250       10/01/96

10/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1447642                           5.7500        336,000.00

   100
    BOLHACK             SCOTT         5.7500        333,869.82

    ZZ
    5130 NORTH CIRCULO SOBRIO         5.5000          1,960.80

    1
                                     11.7500          1,960.80

    80
    TUCSON          AZ    85718      11.5000       09/29/95

420,000.00
    0380232612                         .0000       11/01/95

    00
    121041                             .0000       10/01/25

    0
    0                                 2.8750       10/01/96

10/01/96
    965/728                           2.6250       11/01/96

11/01/96
      45                              3.7500          .0000

   .0000
    A                                 7.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000
1




    1447758                           6.7500        226,800.00

   100
    BERLIN              DANIEL        6.7500        225,611.79

    ZZ
    114 SIENNA                        6.5000          1,471.02

    1
                                     12.7500          1,471.02

    90
    LAGUNA NIGUEL   CA    92677      12.5000       09/14/95

252,000.00
    7009462                            .0000       11/01/95

    11
    7009462                            .0000       10/01/25

   17
    0                                 2.8750       10/01/96

10/01/96
    447/447                           2.6250       11/01/96

11/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1448002                           6.7500        115,297.00

   100
    STUBBS              JOESPH        6.7500        114,692.92

    ZZ
    104 BARRINGTON COURT              6.5000            747.82

    1
                                     12.7500            747.82

    95
    SUMMERVILLE     SC    29485      12.5000       09/29/95

121,366.00
    3158461                            .0000       11/01/95

    14
    3158461                            .0000       10/01/25

   30
    0                                 2.8750       10/01/96

10/01/96
    447/447                           2.6250       11/01/96

11/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1448213                           8.0000        120,000.00

   100
    CAZAREZ             VERONICA      8.0000        118,910.33

    ZZ
    649 HOSPITALITY DRIVE             6.1250            880.52

    1
                                     14.0000            880.52

    50
    RANCH MIRAGE    CA    92270      12.1250       02/21/95

240,000.00
    10106070                           .0000       04/01/95

    00
    10106070                           .0000       03/01/25

    0
    0                                 2.8750       03/01/96

03/01/97
    051/051                           1.0000       04/01/96

04/01/97
      45                              6.0000          .0000

   .0000
    A                                10.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           1              01

03/01/96
        .0000                           09             E

03/01/00
                                        O            1.1250


    1449172                           5.8750        190,100.00

   100
    SOARD               WILLIAM       5.8750        188,922.81

    ZZ
    8304 TIVOLI COVE DRIVE            5.6250          1,124.51

    1
                                     11.8750          1,124.51

    83
    LAS VEGAS       NV    89128      11.6250       09/25/95

230,000.00
    0380241100                         .0000       11/01/95

    01
    1359045                            .0000       10/01/25

   17
    0                                 2.8750       10/01/96

10/01/96
    687/728                           2.6250       11/01/96

11/01/96
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1451529                           6.0000        199,500.00

   100
    COHEN               JANET         6.0000        198,088.79

    T
    1611 WESTWOOD DRIVE #104          5.7500          1,196.10

    1
                                     12.0000          1,196.10

    70
    SANDPOINT       ID    83864      11.7500       08/10/95

285,000.00
    0380248535                        2.8750       10/01/95

    00
    447044                            2.6250       09/01/25

    0
    0                                 2.8750       09/01/96

09/01/96
    736/728                           2.6250       10/01/96

10/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
       3.1250                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1452651                           6.0000        318,750.00

   100
    KLOPPENBURG         RICHARD       6.0000        317,147.46

    ZZ
    8400 S.E. 82ND STREET             5.7500          1,911.07

    1
                                     12.0000          1,911.07

    75
    MERCER ISLAND   WA    98040      11.7500       10/03/95

425,000.00
    0380255019                         .0000       12/01/95

    00
    447412                             .0000       11/01/25

    0
    0                                 2.7500       11/01/96

11/01/96
    736/728                           2.5000       12/01/96

12/01/96
      45                              4.0000          .0000

   .0000
    A                                 8.0000           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1454983                           7.1250        637,500.00

   100
    HORRIGAN            ROBERT        7.1250        634,920.53

    ZZ
    31250 HIGHLAND AVENUE             6.8750          4,294.96

    1
    UNINCORPORATED AREA OF           13.1250          4,294.96

    75
    REDLANDS        CA    92374      12.8750       10/23/95

850,000.00
    0380264615                         .0000       12/01/95

    00
    955613                             .0000       11/01/25

    0
    0                                 2.8750       11/01/96

11/01/96
    B74/728                           2.6250       12/01/96

12/01/96
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1456775                           7.8750        115,200.00

   100
    MONAGHAN            XENIA         7.8750        114,879.75

    ZZ
    2677 MOSS OAK DRIVE UNIT # 22     7.5000            835.28

    1
                                     13.8750            835.28

    80
    SARASOTA        FL    34231      13.5000       11/22/95

144,000.00
    0410008056                         .0000       01/01/96

    00
    0410008056                         .0000       12/01/25

    0
    0                                 3.0000       12/01/96

12/01/96
    E22/728                           2.6250       01/01/97

01/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1458427                           6.8750        104,400.00

   100
    JOHNSON             RANDY         6.8750        103,866.12

    ZZ
    132 NORTH HAROLD AVENUE           6.5000            685.84

    1
                                     12.8750            685.84

    92
    NORTHLAKE       IL    60164      12.5000       09/29/95

114,000.00
    3774817                            .0000       11/01/95

    11
    3774817                            .0000       10/01/25

   30
    0                                 3.1250       10/01/96

10/01/96
1


    405/405                           2.7500       11/01/96

11/01/96
      45                              4.8750          .0000

   .0000
    A                                 8.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1461659                           8.3750        200,000.00

   100
    JENCKS              ROBERT        8.3750        199,624.47

    T
    2481 KAANAPALI PARKWAY            8.0000          1,520.14

    1
    UNIT #352                        14.3750          1,520.14

    21
    LAHAINA         HI    96761      14.0000       12/18/95

975,000.00
    0410051999                         .0000       02/01/96

    00
    0410051999                         .0000       01/01/26

    0
    0                                 3.3750       01/01/97

01/01/97
    E22/728                           3.0000       02/01/97

02/01/97
      45                              6.3750          .0000

   .0000
    A                                10.3750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           06             0

00/00/00
                                        O             .0000


    1462811                           5.8750        472,000.00

   100
    MULLAN              MICHAEL       5.8750        470,056.22

    ZZ
    340 SPRINGVALE ROAD               5.6250          2,792.06

    1
                                     11.8750          2,792.06

    80
    GREAT FALLS     VA    22066      11.6250       11/16/95

590,000.00
    0380294828                         .0000       01/01/96

    00
    2156068                            .0000       12/01/25

    0
    0                                 2.8750       12/01/96

12/01/96
    696/728                           2.6250       01/01/97

01/01/97
      45                               .0000          .0000

   .0000
    A                                  .0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1467605                           7.0000        297,500.00

   100
    ACOSTA              IVAN          7.0000        296,764.13

    T
    100 TITUS LANE                    6.6250          1,979.28

    1
                                     13.0000          1,979.28

    70
    WESTCLIFFE      CO    81252      12.6250       12/18/95

425,000.00
1


    11007401                           .0000       02/01/96

    00
    11007401                           .0000       01/01/26

    0
    0                                 2.8750       01/01/97

01/01/97
    232/232                           2.5000       02/01/97

02/01/97
      45                              5.0000          .0000

   .0000
    A                                 9.0000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1469980                           7.8750        110,000.00

   100
    WRIGHT              BARBARA       7.8750        109,848.10

    ZZ
    2507 NORTH EAST 27TH AVENUE       7.5000            797.58

    1
                                     13.8750            797.58

    50
    PORTLAND        OR    97212      13.5000       12/28/95

224,000.00
    51006951                           .0000       03/01/96

    00
    51006951                           .0000       02/01/26

    0
    0                                 3.1250       02/01/97

02/01/97
    470/470                           2.7500       03/01/97

03/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1470006                           7.2500        330,000.00

   100
    BRIGGS              KIM           8.3750        325,906.46

    ZZ
    2215 BARKELEY STREET              7.7500          2,251.19

    1
                                     13.2500          2,503.37

    88
    SALT LAKE CITY  UT    84109      12.6250       11/25/94

375,000.00
    1925418                            .0000       01/01/95

    12
    1925418                            .0000       12/01/24

   17
    0                                 2.7500       12/01/95

12/01/96
    447/447                           2.1250       01/01/96

01/01/97
      45                              5.2500          .0000

   .0000
    A                                 9.2500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1470270                           7.8750        372,000.00

   100
    HSU                 HSING-WEN     7.8750        371,486.30

    ZZ
1


    355 CHESLEY AVENUE                7.5000          2,697.26

    1
                                     13.8750          2,697.26

    52
    MOUNTAIN VIEW   CA    94040      13.5000       01/25/96

725,000.00
    0410087167                         .0000       03/01/96

    00
    0410087167                         .0000       02/01/26

    0
    0                                 3.3750       02/01/97

02/01/97
    E22/728                           3.0000       03/01/97

03/01/97
      45                              5.8750          .0000

   .0000
    A                                 9.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1471088                           6.6250        351,200.00

   100
    ZANDINEJAD          BEHZAD        6.6250        350,578.59

    ZZ
    224 WATERSIDE CIRCLE              6.3750          2,248.77

    1
                                     12.6250          2,248.77

    80
    SAN RAFAEL      CA    94903      12.3750       01/11/96

439,000.00
    0380349150                         .0000       03/01/96

    00
    76097                              .0000       02/01/26

    0
    0                                 2.8750       02/01/97

02/01/97
    744/728                           2.6250       03/01/97

03/01/97
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1475478                           5.5000        581,250.00

   100
    VAN ANTWERP         RANDY         5.5000        578,687.62

    ZZ
    6960 WEST DIMOND BOULEVARD        5.2500          3,300.27

    1
                                     11.5000          3,300.27

    75
    ANCHORAGE       AK    99515      11.2500       10/25/95

775,000.00
    450267612                          .0000       01/01/96

    00
    450267612                          .0000       12/01/25

    0
    0                                 2.8750       12/01/96

12/01/96
    560/728                           2.6250       01/01/97

01/01/97
      45                              3.5000          .0000

   .0000
    A                                 7.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000
1




    1475839                           7.5000        300,000.00

   100
    LANTZ               LESLIE        7.5000        299,777.35

    ZZ
    1240 CEDAR RIDGE LANE             7.1250          2,097.65

    1
                                     13.5000          2,097.65

    56
    COLORADO SPRIN  CO    80919      13.1250       02/16/96

540,000.00
    0380368796                         .0000       04/01/96

    00
    1475839                            .0000       03/01/26

    0
    0                                 3.3750       03/01/97

03/01/97
    B43/728                           3.0000       04/01/97

04/01/97
      45                              5.5000          .0000

   .0000
    A                                 9.5000           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1476519                           7.1250         60,000.00

   100
    ISUFI               HYSEN         7.1250         59,903.76

    ZZ
    216 PATUXET COURT                 6.7500            404.23

    1
                                     13.1250            404.23

    70
    SCHAUMBURG      IL    60194      12.7500       01/26/96

 86,000.00
    0410078653                         .0000       03/01/96

    00
    0410078653                         .0000       02/01/26

    0
    0                                 3.3750       02/01/97

02/01/97
    E22/728                           3.0000       03/01/97

03/01/97
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           01             0

00/00/00
                                        O             .0000


    1479105                           6.6250        469,600.00

   100
    NUNN                HAROLD        6.6250        468,769.08

    ZZ
    5030 BIRKDALE WAY                 6.1250          3,006.90

    1
                                     12.6250          3,006.90

    80
    SAN JOSE        CA    95138      12.1250       01/04/96

587,000.00
    570937                             .0000       03/01/96

    00
    570937                             .0000       02/01/26

    0
    0                                 3.0000       02/01/97

02/01/97
    387/387                           2.5000       03/01/97

03/01/97
      45                              4.6250          .0000

   .0000
    A                                 8.6250           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
1


        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1479679                           5.8750        520,000.00

   100
    KENT                MICHAEL       5.8750        519,469.83

    ZZ
    205 CREFFIELD HEIGHTS             5.6250          3,076.00

    1
                                     11.8750          3,076.00

    80
    LOS GATOS       CA    95030      11.6250       02/16/96

650,000.00
    0380351040                         .0000       04/01/96

    00
    20111033                           .0000       03/01/26

    0
    0                                 2.8750       03/01/97

03/01/97
    051/728                           2.6250       04/01/97

04/01/97
      45                              3.8750          .0000

   .0000
    A                                 7.8750           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000


    1480056                           6.7500        298,000.00

   100
    KELSO               MONTY         6.7500        297,485.40

    ZZ
    54 VIA ZARAGOZA                   6.3750          1,932.83

    1
                                     12.7500          1,932.83

    89
    SAN CLEMENTE    CA    92672      12.3750       01/31/96

335,000.00
    3845880                            .0000       03/01/96

    10
    3845880                            .0000       02/01/26

   25
    0                                 3.0000       02/01/97

02/01/97
    405/405                           2.6250       03/01/97

03/01/97
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           2              00

00/00/00
        .0000                           03             0

00/00/00
                                        O             .0000


    1481693                           7.1250        170,000.00

   100
    LEE                 ANDREW        7.1250        169,864.06

    ZZ
    2200 32ND AVENUE                  6.7500          1,145.32

    1
                                     13.1250          1,145.32

    71
    SAN FRANCISCO   CA    94116      12.7500       02/12/96

240,000.00
    0410089627                         .0000       04/01/96

    00
    410089627                          .0000       03/01/26

    0
    0                                 3.3750       03/01/97

03/01/97
    E22/728                           3.0000       04/01/97

04/01/97
      45                              5.1250          .0000

   .0000
    A                                 9.1250           12

   12
1


      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           07             0

00/00/00
                                        O             .0000


    1483182                           6.7500        123,500.00

   100
    LARA                CARLOS        6.7500        122,852.96

    ZZ
    12701 S.W. 37 ST                  6.3750            801.02

    1
                                     12.7500            801.02

    95
    MIAMI           FL    33175      12.3750       09/29/95

130,000.00
    569435100                          .0000       11/01/95

    04
    569435100                          .0000       10/01/25

   30
    0                                 2.8750       10/01/96

10/01/96
    405/405                           2.5000       11/01/96

11/01/96
      45                              4.7500          .0000

   .0000
    A                                 8.7500           12

   12
      360                               1            2.0000

  2.0000
       6.0000                           S              N

   .1250
        .0000                           S              N

   .1250
        .0000                           1              00

00/00/00
        .0000                           05             0

00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        323

   TOTAL ORIGINAL BALANCE  :    94,183,916.73

   TOTAL PRINCIPAL BALANCE :    91,183,371.25

   TOTAL ORIGINAL P+I      :       596,803.28

   TOTAL CURRENT P+I       :       644,199.22


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 04/25/96           RFC DISCLOSURE SYSTEM
RFFSDARM-01
  AT         : 14.26.12            ARM PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S12
CUTOFF : 04/01/96
  POOL       : 0004205
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET
CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG
RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP
RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP
MARGIN
  POST STRIP RATE             STRIP

- -----------------------------------------------------------------
- --------------

       1286255                  .3750              13.0000
     1,450,410.83               .0800              12.9200
             8.6250             .0000              12.9200
             8.2500             .0000               2.6700
             8.1700             .0000               2.6700
             8.1700             .0000

       1368768                  .2500              11.2500
       458,043.13               .0800              11.1700
             7.7500             .0000              11.1700
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1371667                  .3750              10.2500
       238,678.42               .0800              10.1700
             8.1250             .0000              10.1700
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1372900                  .2500              10.2500
       485,255.37               .0800              10.1700
             8.2500             .0000              10.1700
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1375472                  .2500              10.7500
        90,480.52               .0800              10.6700
             8.2500             .0000              10.6700
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1376110                  .3750              10.8750
       323,614.38               .0800              10.7950
             7.8750             .0000              10.7950
             7.5000             .0000               2.2950
             7.4200             .0000               2.2950
             7.4200             .0000
1



       1379071                  .2500              10.2500
       243,628.90               .0800              10.1700
             8.0000             .0000              10.1700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1379398                  .2500              11.3750
       290,956.19               .0800              11.2950
             7.6250             .0000              11.2950
             7.3750             .0000               2.5450
             7.2950             .0000               2.5450
             7.2950             .0000

       1379831                  .3750              10.5000
       340,348.16               .0800              10.4200
             7.7500             .0000              10.4200
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1381117                  .2500              11.2500
       252,192.53               .0800              11.1700
             7.5000             .0000              11.1700
             7.2500             .0000               2.5450
             7.1700             .0000               2.5450
             7.1700             .0000

       1382487                  .2500              11.2500
       250,726.29               .0800              11.1700
             7.5000             .0000              11.1700
             7.2500             .0000               2.4200
             7.1700             .0000               2.4200
             7.1700             .0000

       1383039                  .2500              11.1250
       273,306.65               .0800              11.0450
             7.7500             .0000              11.0450
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1383271                  .2500              11.0500
       301,753.68               .0800              10.9700
             7.3000             .0000              10.9700
             7.0500             .0000               2.4200
             6.9700             .0000               2.4200
             6.9700             .0000

       1383624                  .2500              11.6250
       416,814.39               .0800              11.5450
             7.8750             .0000              11.5450
             7.6250             .0000               2.5450
             7.5450             .0000               2.5450
             7.5450             .0000
1



       1386062                  .2500              12.5000
       191,791.38               .0800              12.4200
             8.7500             .0000              12.4200
             8.5000             .0000               2.5450
             8.4200             .0000               2.5450
             8.4200             .0000

       1386365                  .2500              11.7500
       135,136.67               .0800              11.6700
             8.0000             .0000              11.6700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1387131                  .2500              11.3750
       294,781.37               .0800              11.2950
             7.6250             .0000              11.2950
             7.3750             .0000               2.5450
             7.2950             .0000               2.5450
             7.2950             .0000

       1387272                  .2500              11.5000
       342,096.61               .0800              11.4200
             7.7500             .0000              11.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1387288                  .2500              12.3750
       211,373.34               .0800              12.2950
             8.6250             .0000              12.2950
             8.3750             .0000               2.5450
             8.2950             .0000               2.5450
             8.2950             .0000

       1387471                  .2500              12.2500
       224,261.28               .0800              12.1700
             8.5000             .0000              12.1700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1387476                  .2500              11.6250
       221,316.84               .0800              11.5450
             7.8750             .0000              11.5450
             7.6250             .0000               2.5450
             7.5450             .0000               2.5450
             7.5450             .0000

       1387857                  .2500              10.5000
       279,072.34               .0800              10.4200
             6.7500             .0000              10.4200
             6.5000             .0000               2.6700
             6.4200             .0000               2.6700
             6.4200             .0000
1



       1389502                  .2500              12.0000
       170,120.19               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1389790                  .2500              11.6250
       223,572.23               .0800              11.5450
             7.8750             .0000              11.5450
             7.6250             .0000               2.5450
             7.5450             .0000               2.5450
             7.5450             .0000

       1390132                  .2500              11.7500
       246,110.69               .0800              11.6700
             8.0000             .0000              11.6700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1391269                  .2500              11.8750
       449,800.66               .0800              11.7950
             8.1250             .0000              11.7950
             7.8750             .0000               2.5450
             7.7950             .0000               2.5450
             7.7950             .0000

       1391381                  .2500              12.2500
       219,084.75               .0800              12.1700
             8.5000             .0000              12.1700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1392094                  .2500              11.7500
       307,104.80               .0800              11.6700
             8.0000             .0000              11.6700
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1392099                  .2500              12.1250
       399,112.83               .0800              12.0450
             8.3750             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1392101                  .2500              11.1250
       381,691.30               .0800              11.0450
             7.3750             .0000              11.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000
1



       1392102                  .2500              10.6250
       233,618.12               .0800              10.5450
             6.8750             .0000              10.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1392283                  .2500              11.3750
       207,656.93               .0800              11.2950
             7.6250             .0000              11.2950
             7.3750             .0000               2.5450
             7.2950             .0000               2.5450
             7.2950             .0000

       1392284                  .2500              11.8750
       309,396.87               .0800              11.7950
             8.1250             .0000              11.7950
             7.8750             .0000               2.2950
             7.7950             .0000               2.2950
             7.7950             .0000

       1392386                  .2500              12.0000
       234,168.29               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1392811                  .2500              12.5000
        98,166.99               .0800              12.4200
             8.3750             .0000              12.4200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1393413                  .3750              12.1250
       578,665.61               .0800              12.0450
             8.5000             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1393435                  .2500              12.1250
       231,541.41               .0800              12.0450
             8.3750             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1393630                  .2500              12.5000
       344,428.62               .0800              12.4200
             8.6250             .0000              12.4200
             8.3750             .0000               2.5450
             8.2950             .0000               2.5450
             8.2950             .0000
1



       1393664                  .2500              12.1250
       243,476.39               .0800              12.0450
             8.3750             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1393675                  .2500              12.2500
        83,548.12               .0800              12.1700
             8.5000             .0000              12.1700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1394029                  .2500              11.6250
       225,400.58               .0800              11.5450
             7.8750             .0000              11.5450
             7.6250             .0000               2.5450
             7.5450             .0000               2.5450
             7.5450             .0000

       1394092                  .2500              12.7500
       276,123.05               .0800              12.6700
             8.5000             .0000              12.6700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1394300                  .2500              12.5000
       237,661.19               .0800              12.4200
             8.3750             .0000              12.4200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1394346                  .2500              12.0000
       297,035.29               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1394408                  .2500              11.6250
       479,167.93               .0800              11.5450
             7.8750             .0000              11.5450
             7.6250             .0000               2.5450
             7.5450             .0000               2.5450
             7.5450             .0000

       1394530                  .2500              12.6250
       641,069.35               .0800              12.5450
             8.5000             .0000              12.5450
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000
1



       1394532                  .2500              13.1250
       317,974.81               .0800              13.0450
             8.1250             .0000              13.0450
             7.8750             .0000               2.4200
             7.7950             .0000               2.4200
             7.7950             .0000

       1394757                  .3750              12.0000
       320,396.02               .0800              11.9200
             8.3750             .0000              11.9200
             8.0000             .0000               2.4200
             7.9200             .0000               2.4200
             7.9200             .0000

       1394804                  .2500              12.2500
       379,414.11               .0800              12.1700
             8.5000             .0000              12.1700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1397048                  .2500              11.6250
       306,667.49               .0800              11.5450
             7.8750             .0000              11.5450
             7.6250             .0000               2.5450
             7.5450             .0000               2.5450
             7.5450             .0000

       1397090                  .2500              11.8750
       160,639.16               .0800              11.7950
             8.1250             .0000              11.7950
             7.8750             .0000               2.2950
             7.7950             .0000               2.2950
             7.7950             .0000

       1397453                  .2500              12.1250
        92,564.11               .0800              12.0450
             8.3750             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1397599                  .2500              11.5000
       225,478.80               .0800              11.4200
             7.7500             .0000              11.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1397883                  .2500              12.2500
       162,706.59               .0800              12.1700
             8.3750             .0000              12.1700
             8.1250             .0000               2.4200
             8.0450             .0000               2.4200
             8.0450             .0000
1



       1398008                  .2500              12.0000
       247,919.80               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1398094                  .2500              11.5000
       300,837.54               .0800              11.4200
             7.7500             .0000              11.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1398210                  .2500              12.6250
       210,957.69               .0800              12.5450
             8.5000             .0000              12.5450
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1398900                  .2500              11.8750
       234,957.94               .0800              11.7950
             8.1250             .0000              11.7950
             7.8750             .0000               2.5450
             7.7950             .0000               2.5450
             7.7950             .0000

       1398909                  .2500              13.8750
       360,291.21               .0800              13.7950
             8.3750             .0000              13.7950
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1399038                  .2500              12.5000
        81,114.16               .0800              12.4200
             8.5000             .0000              12.4200
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1400161                  .2500              12.3750
       251,994.06               .0800              12.2950
             8.3750             .0000              12.2950
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1400247                  .2500              12.6250
       491,099.75               .0800              12.5450
             8.5000             .0000              12.5450
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000
1



       1400281                  .2500              13.5000
       119,621.59               .0800              13.4200
             8.2500             .0000              13.4200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1400727                  .2500              12.5000
       209,867.96               .0800              12.4200
             8.5000             .0000              12.4200
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1400785                  .2500              14.0000
       483,471.97               .0800              13.9200
             8.3750             .0000              13.9200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1400793                  .2500              12.1250
       276,279.98               .0800              12.0450
             8.3750             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1400814                  .2500              13.1250
       187,472.08               .0800              13.0450
             8.3750             .0000              13.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1400815                  .2500              12.0000
       218,779.88               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1400821                  .2500              12.0000
        74,873.59               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1400838                  .2500              12.2500
       387,807.93               .0800              12.1700
             8.3750             .0000              12.1700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000
1



       1400859                  .2500              12.7500
       194,056.66               .0800              12.6700
             8.3750             .0000              12.6700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1400872                  .2500              12.7500
       411,297.40               .0800              12.6700
             8.5000             .0000              12.6700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1400885                  .2500              13.6250
       166,328.08               .0800              13.5450
             8.2500             .0000              13.5450
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1400916                  .2500              12.6250
       286,392.18               .0800              12.5450
             8.3750             .0000              12.5450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1400984                  .2500              12.2500
       265,643.47               .0800              12.1700
             8.3750             .0000              12.1700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1401066                  .2500              12.5000
       489,993.39               .0800              12.4200
             8.3750             .0000              12.4200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1401076                  .2500              12.5000
       204,273.90               .0800              12.4200
             8.3750             .0000              12.4200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1401086                  .2500              13.0000
       247,071.07               .0800              12.9200
             8.3750             .0000              12.9200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000
1



       1401939                  .2500              12.6250
       182,698.41               .0800              12.5450
             8.3750             .0000              12.5450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1401942                  .2500              11.7500
       285,804.83               .0800              11.6700
             8.0000             .0000              11.6700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1401992                  .2500              12.7500
       204,346.54               .0800              12.6700
             8.3750             .0000              12.6700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1402014                  .2500              12.5000
        66,643.28               .0800              12.4200
             8.3750             .0000              12.4200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1402031                  .2500              12.0000
        74,601.60               .0800              11.9200
             8.2500             .0000              11.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1402050                  .2500              13.1250
       220,180.75               .0800              13.0450
             8.2500             .0000              13.0450
             8.0000             .0000               2.4200
             7.9200             .0000               2.4200
             7.9200             .0000

       1402071                  .2500              13.0000
       224,192.23               .0800              12.9200
             8.3750             .0000              12.9200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1402127                  .2500              12.7500
       135,701.31               .0800              12.6700
             8.3750             .0000              12.6700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000
1



       1402383                  .2500              12.8750
       232,471.62               .0800              12.7950
             8.5000             .0000              12.7950
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1402445                  .2500              12.5000
       118,923.32               .0800              12.4200
             7.7500             .0000              12.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1402478                  .2500              12.6250
       296,267.64               .0800              12.5450
             8.3750             .0000              12.5450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1402543                  .2500              13.1250
       260,523.69               .0800              13.0450
             8.5000             .0000              13.0450
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000

       1402580                  .2500              13.3750
       252,483.01               .0800              13.2950
             8.3750             .0000              13.2950
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1402648                  .2500              13.1250
       410,504.06               .0800              13.0450
             8.2500             .0000              13.0450
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1402677                  .2500              12.7500
       207,294.63               .0800              12.6700
             8.3750             .0000              12.6700
             8.1250             .0000               2.4200
             8.0450             .0000               2.4200
             8.0450             .0000

       1402819                  .2500              12.2500
       167,920.89               .0800              12.1700
             8.3750             .0000              12.1700
             8.1250             .0000               2.6700
             8.0450             .0000               2.6700
             8.0450             .0000
1



       1402922                  .2500              13.0000
       474,352.18               .0800              12.9200
             8.2500             .0000              12.9200
             8.0000             .0000               2.4200
             7.9200             .0000               2.4200
             7.9200             .0000

       1402939                  .2500              13.6250
       607,274.63               .0800              13.5450
             8.1250             .0000              13.5450
             7.8750             .0000               2.4200
             7.7950             .0000               2.4200
             7.7950             .0000

       1402982                  .2500              12.1250
       265,988.34               .0800              12.0450
             8.3750             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1402984                  .2500              12.7500
       379,914.62               .0800              12.6700
             8.2500             .0000              12.6700
             8.0000             .0000               2.2950
             7.9200             .0000               2.2950
             7.9200             .0000

       1402986                  .2500              12.1250
       640,287.73               .0800              12.0450
             8.2500             .0000              12.0450
             8.0000             .0000               2.2950
             7.9200             .0000               2.2950
             7.9200             .0000

       1402989                  .2500              11.1250
       194,506.24               .0800              11.0450
             7.3750             .0000              11.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1402996                  .2500              13.6250
       184,731.01               .0800              13.5450
             7.8750             .0000              13.5450
             7.6250             .0000               2.4200
             7.5450             .0000               2.4200
             7.5450             .0000

       1402997                  .2500              11.5000
       238,473.78               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.4200
             5.4200             .0000               2.4200
             5.4200             .0000
1



       1403000                  .2500              13.2500
       192,804.97               .0800              13.1700
             8.3750             .0000              13.1700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403001                  .2500              13.2500
       889,777.38               .0800              13.1700
             8.1250             .0000              13.1700
             7.8750             .0000               2.2950
             7.7950             .0000               2.2950
             7.7950             .0000

       1403036                  .3750              13.0000
       148,460.12               .0800              12.9200
             7.8750             .0000              12.9200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1403097                  .2500              11.5000
       265,276.45               .0800              11.4200
             7.7500             .0000              11.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1403219                  .3750              10.5000
       214,894.18               .0800              10.4200
             7.8750             .0000              10.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1403224                  .3750              11.3750
       244,829.46               .0800              11.2950
             7.7500             .0000              11.2950
             7.3750             .0000               2.5450
             7.2950             .0000               2.5450
             7.2950             .0000

       1403229                  .3750              11.3750
       324,644.86               .0800              11.2950
             7.7500             .0000              11.2950
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1403234                  .3750              11.3750
       231,308.94               .0800              11.2950
             7.7500             .0000              11.2950
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000
1



       1403244                  .3750              11.2500
       184,013.69               .0800              11.1700
             7.6250             .0000              11.1700
             7.2500             .0000               2.4200
             7.1700             .0000               2.4200
             7.1700             .0000

       1403267                  .3750               9.7500
       222,634.18               .0800               9.6700
             7.8750             .0000               9.6700
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1403283                  .3750              11.2500
       277,498.95               .0800              11.1700
             7.6250             .0000              11.1700
             7.2500             .0000               2.5450
             7.1700             .0000               2.5450
             7.1700             .0000

       1403284                  .3750              10.8750
       299,647.58               .0800              10.7950
             7.2500             .0000              10.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1403288                  .3750              10.3750
       218,340.26               .0800              10.2950
             6.7500             .0000              10.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1403299                  .3750              10.8750
       267,492.67               .0800              10.7950
             7.2500             .0000              10.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1403303                  .3750              10.6250
       401,537.45               .0800              10.5450
             7.0000             .0000              10.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1403323                  .3750              11.3750
       244,001.38               .0800              11.2950
             7.7500             .0000              11.2950
             7.3750             .0000               2.2950
             7.2950             .0000               2.2950
             7.2950             .0000
1



       1403327                  .3750              11.7500
       353,328.96               .0800              11.6700
             8.1250             .0000              11.6700
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1403331                  .3750              12.3750
       282,970.34               .0800              12.2950
             8.7500             .0000              12.2950
             8.3750             .0000               2.2950
             8.2950             .0000               2.2950
             8.2950             .0000

       1403337                  .3750              11.8750
       136,929.28               .0800              11.7950
             8.2500             .0000              11.7950
             7.8750             .0000               2.2950
             7.7950             .0000               2.2950
             7.7950             .0000

       1403347                  .3750              11.6250
       283,885.19               .0800              11.5450
             8.0000             .0000              11.5450
             7.6250             .0000               2.2950
             7.5450             .0000               2.2950
             7.5450             .0000

       1403348                  .3750              11.6250
       231,130.33               .0800              11.5450
             8.0000             .0000              11.5450
             7.6250             .0000               2.2950
             7.5450             .0000               2.2950
             7.5450             .0000

       1403357                  .3750              11.8750
       258,923.05               .0800              11.7950
             8.2500             .0000              11.7950
             7.8750             .0000               2.5450
             7.7950             .0000               2.5450
             7.7950             .0000

       1403359                  .3750              12.1250
        87,955.77               .0800              12.0450
             8.5000             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403361                  .3750              12.3750
       205,421.28               .0800              12.2950
             8.7500             .0000              12.2950
             8.3750             .0000               2.2950
             8.2950             .0000               2.2950
             8.2950             .0000
1



       1403363                  .3750              13.1250
       233,456.88               .0800              13.0450
             8.5000             .0000              13.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403366                  .3750              13.1250
        58,129.02               .0800              13.0450
             8.5000             .0000              13.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403368                  .3750              13.5000
       122,798.14               .0800              13.4200
             8.5000             .0000              13.4200
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403370                  .3750              12.1250
       121,785.50               .0800              12.0450
             8.5000             .0000              12.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403380                  .3750              12.1250
       197,558.01               .0800              12.0450
             8.1250             .0000              12.0450
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1403382                  .3750              12.2500
        64,161.49               .0800              12.1700
             8.5000             .0000              12.1700
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403389                  .2500              12.8750
       215,888.54               .0800              12.7950
             8.3750             .0000              12.7950
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1403392                  .2500              12.7500
       206,172.01               .0800              12.6700
             8.5000             .0000              12.6700
             8.2500             .0000               2.5450
             8.1700             .0000               2.5450
             8.1700             .0000
1



       1403411                  .3750              10.3750
       241,170.87               .0800              10.2950
             8.1250             .0000              10.2950
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1403426                  .3750              11.0000
       367,746.96               .0800              10.9200
             7.3750             .0000              10.9200
             7.0000             .0000               1.5450
             6.9200             .0000               1.5450
             6.9200             .0000

       1403445                  .3750              12.0000
       147,348.74               .0800              11.9200
             8.3750             .0000              11.9200
             8.0000             .0000               2.4200
             7.9200             .0000               2.4200
             7.9200             .0000

       1403450                  .3750              12.1250
       115,628.69               .0800              12.0450
             8.5000             .0000              12.0450
             8.1250             .0000               2.6700
             8.0450             .0000               2.6700
             8.0450             .0000

       1403460                  .2500              11.3750
       211,278.50               .0800              11.2950
             7.6250             .0000              11.2950
             7.3750             .0000               2.5450
             7.2950             .0000               2.5450
             7.2950             .0000

       1403475                  .3750              10.8750
        73,232.45               .0800              10.7950
             7.2500             .0000              10.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1403479                  .3750              11.5000
       340,041.75               .0800              11.4200
             7.8750             .0000              11.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1403480                  .3750              11.8750
       106,376.59               .0800              11.7950
             8.2500             .0000              11.7950
             7.8750             .0000               2.5450
             7.7950             .0000               2.5450
             7.7950             .0000
1



       1403487                  .3750               9.5000
       513,437.14               .0800               9.4200
             7.8750             .0000               9.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1403489                  .3750              11.8750
       146,018.77               .0800              11.7950
             8.2500             .0000              11.7950
             7.8750             .0000               2.5450
             7.7950             .0000               2.5450
             7.7950             .0000

       1403491                  .3750              11.1250
       224,334.01               .0800              11.0450
             7.5000             .0000              11.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1403508                  .3750              10.6250
       104,020.56               .0800              10.5450
             8.2500             .0000              10.5450
             7.8750             .0000               2.2950
             7.7950             .0000               2.2950
             7.7950             .0000

       1403525                  .3750               9.7500
       240,580.75               .0800               9.6700
             7.7500             .0000               9.6700
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1403535                  .3750              11.3750
       332,930.17               .0800              11.2950
             7.7500             .0000              11.2950
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1403536                  .3750              11.0000
       213,656.71               .0800              10.9200
             7.3750             .0000              10.9200
             7.0000             .0000               2.7950
             6.9200             .0000               2.7950
             6.9200             .0000

       1403626                  .2500              13.1250
       248,315.26               .0800              13.0450
             8.3750             .0000              13.0450
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000
1



       1403758                  .2500              13.8750
       247,615.59               .0800              13.7950
             8.2500             .0000              13.7950
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1403864                  .2500              13.1250
       291,610.87               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.4200
             7.0450             .0000               2.4200
             7.0450             .0000

       1404158                  .2500              11.0000
       207,805.05               .0800              10.9200
             7.2500             .0000              10.9200
             7.0000             .0000               2.4200
             6.9200             .0000               2.4200
             6.9200             .0000

       1404458                  .2500              14.1250
       183,278.28               .0800              14.0450
             7.7500             .0000              14.0450
             7.5000             .0000               2.2950
             7.4200             .0000               2.2950
             7.4200             .0000

       1405026                  .2500              13.0000
       208,408.90               .0800              12.9200
             8.0000             .0000              12.9200
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1405034                  .2500              13.2500
       185,567.42               .0800              13.1700
             8.0000             .0000              13.1700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1405170                  .2500              13.3750
       614,899.60               .0800              13.2950
             8.3750             .0000              13.2950
             8.1250             .0000               2.5450
             8.0450             .0000               2.5450
             8.0450             .0000

       1405195                  .3750              13.5000
       328,921.68               .0800              13.4200
             8.1250             .0000              13.4200
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000
1



       1406568                  .2500              13.0000
       595,183.17               .0800              12.9200
             7.7500             .0000              12.9200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1406586                  .2500              13.0000
       103,705.74               .0800              12.9200
             7.7500             .0000              12.9200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1406904                  .2500              14.0000
       967,250.63               .0800              13.9200
             7.7500             .0000              13.9200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1407870                  .2500              12.2500
       228,912.44               .0800              12.1700
             7.6250             .0000              12.1700
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1414869                  .2500              12.8750
       217,818.39               .0800              12.7950
             7.7500             .0000              12.7950
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1415172                  .3750              12.6250
       148,575.24               .0800              12.5450
             7.7500             .0000              12.5450
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1415316                  .2500              13.6250
       205,989.97               .0800              13.5450
             8.0000             .0000              13.5450
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1415357                  .2500              12.6250
       158,734.44               .0800              12.5450
             7.7500             .0000              12.5450
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000
1



       1415359                  .2500              12.3750
        49,423.55               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1415692                  .2500              13.5000
       753,905.36               .0800              13.4200
             7.7500             .0000              13.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1415695                  .2500              12.2000
       209,895.73               .0800              12.1200
             7.6250             .0000              12.1200
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1415757                  .3750              12.7500
       149,200.83               .0800              12.6700
             7.3750             .0000              12.6700
             7.0000             .0000               2.5450
             6.9200             .0000               2.5450
             6.9200             .0000

       1415762                  .2500              10.2500
       228,882.29               .0800              10.1700
             8.3750             .0000              10.1700
             8.1250             .0000               2.4200
             8.0450             .0000               2.4200
             8.0450             .0000

       1415856                  .2500              10.6250
       207,694.55               .0800              10.5450
             6.8750             .0000              10.5450
             6.6250             .0000               2.6200
             6.5450             .0000               2.6200
             6.5450             .0000

       1416031                  .2500              12.1250
        82,325.74               .0800              12.0450
             7.7500             .0000              12.0450
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1416114                  .2500              13.8750
       991,851.33               .0800              13.7950
             8.1250             .0000              13.7950
             7.8750             .0000               2.9200
             7.7950             .0000               2.9200
             7.7950             .0000
1



       1416228                  .2500              13.2500
       277,418.74               .0800              13.1700
             7.7500             .0000              13.1700
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1416243                  .2500              12.2500
       221,903.72               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1416619                  .2500              12.2500
       743,052.23               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1417317                  .2500              12.2500
       276,870.40               .0800              12.1700
             7.7500             .0000              12.1700
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1417332                  .2500              12.5000
       107,641.03               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1417366                  .2500              13.1250
        75,405.29               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1417389                  .2500              12.0000
       538,715.56               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1417409                  .2500              13.2500
       255,434.38               .0800              13.1700
             8.0000             .0000              13.1700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000
1



       1417418                  .2500              12.7500
       258,159.34               .0800              12.6700
             8.0000             .0000              12.6700
             7.7500             .0000               2.5450
             7.6700             .0000               2.5450
             7.6700             .0000

       1417440                  .2500              13.0000
       245,806.40               .0800              12.9200
             7.2500             .0000              12.9200
             7.0000             .0000               2.5450
             6.9200             .0000               2.5450
             6.9200             .0000

       1417488                  .2500              12.7500
       346,750.40               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.4200
             6.6700             .0000               2.4200
             6.6700             .0000

       1417552                  .2500              11.7500
       427,601.34               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1417622                  .2500              13.3750
       207,483.91               .0800              13.2950
             7.7500             .0000              13.2950
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1417664                  .2500              13.1250
       227,245.96               .0800              13.0450
             7.7500             .0000              13.0450
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1417907                  .2500              13.5000
       305,940.49               .0800              13.4200
             7.7500             .0000              13.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1417913                  .2500              12.6250
       412,909.28               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000
1



       1418112                  .2500              12.5000
        94,867.64               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1418116                  .2500              12.8750
       245,540.77               .0800              12.7950
             7.1250             .0000              12.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1418179                  .2500              14.0000
       584,475.42               .0800              13.9200
             8.2500             .0000              13.9200
             8.0000             .0000               2.5450
             7.9200             .0000               2.5450
             7.9200             .0000

       1418190                  .2500              13.0000
       138,761.64               .0800              12.9200
             7.2500             .0000              12.9200
             7.0000             .0000               2.4200
             6.9200             .0000               2.4200
             6.9200             .0000

       1418248                  .2500              13.0000
       217,839.57               .0800              12.9200
             7.2500             .0000              12.9200
             7.0000             .0000               2.4200
             6.9200             .0000               2.4200
             6.9200             .0000

       1418521                  .2500              12.1250
       436,816.38               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1418734                  .2500              13.8750
       217,060.07               .0800              13.7950
             8.1250             .0000              13.7950
             7.8750             .0000               2.6700
             7.7950             .0000               2.6700
             7.7950             .0000

       1419272                  .2500              13.1250
       624,333.20               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000
1



       1419320                  .2500              13.0000
       239,152.56               .0800              12.9200
             8.2500             .0000              12.9200
             8.0000             .0000               2.4200
             7.9200             .0000               2.4200
             7.9200             .0000

       1419874                  .2500              13.1250
       223,239.79               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1419961                  .3750              13.8750
        57,472.35               .0800              13.7950
             8.2500             .0000              13.7950
             7.8750             .0000               2.5450
             7.7950             .0000               2.5450
             7.7950             .0000

       1420084                  .2500              13.3750
       267,988.93               .0800              13.2950
             7.6250             .0000              13.2950
             7.3750             .0000               2.5450
             7.2950             .0000               2.5450
             7.2950             .0000

       1420602                  .2500              12.3750
       253,049.81               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.4200
             6.2950             .0000               2.4200
             6.2950             .0000

       1420637                  .2500              12.2500
       215,592.47               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.4200
             6.1700             .0000               2.4200
             6.1700             .0000

       1420697                  .2500              12.6250
       209,488.44               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1420826                  .2500              12.7500
       262,233.04               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000
1



       1420966                  .2500              12.2500
       217,961.98               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1420989                  .2500              13.0000
       323,538.00               .0800              12.9200
             7.6250             .0000              12.9200
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1421245                  .2500              12.8750
        50,085.15               .0800              12.7950
             7.1250             .0000              12.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1421404                  .2500              12.6250
       313,771.41               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1421622                  .2500              12.6250
       155,491.50               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1421753                  .2500              11.3750
       420,833.33               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1421761                  .2500              11.3750
       348,548.91               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1421773                  .2500              13.1250
       240,549.65               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000
1



       1422299                  .2500              12.0000
       198,548.60               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1422571                  .2500              12.7500
       103,124.85               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1422628                  .2500              12.0000
       302,037.24               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.4200
             5.9200             .0000               2.4200
             5.9200             .0000

       1422753                  .2500              11.3750
       244,578.34               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1423337                  .2500              13.1250
       248,337.91               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1423687                  .2500              13.2500
       284,041.19               .0800              13.1700
             7.5000             .0000              13.1700
             7.2500             .0000               2.5450
             7.1700             .0000               2.5450
             7.1700             .0000

       1423736                  .2500              12.1250
       284,255.18               .0800              12.0450
             7.7500             .0000              12.0450
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1423753                  .2500              11.8750
       334,012.43               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000
1



       1423755                  .2500              11.7500
       643,381.64               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1424132                  .2500              13.3750
       611,747.21               .0800              13.2950
             7.6250             .0000              13.2950
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1424139                  .2500              12.2500
       337,867.17               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1424383                  .2500              11.6250
       318,491.54               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1424630                  .2500              12.3750
       441,797.74               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.4200
             6.2950             .0000               2.4200
             6.2950             .0000

       1424646                  .2500              12.2500
        99,128.26               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1424764                  .2500              11.5000
       189,625.57               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1424813                  .2500              12.5000
       354,072.37               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000
1



       1424857                  .3750               9.6250
       294,336.45               .0800               9.5450
             8.0000             .0000               9.5450
             7.6250             .0000               2.2950
             7.5450             .0000               2.2950
             7.5450             .0000

       1425394                  .2500              12.2500
       236,516.98               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.6700
             6.1700             .0000               2.6700
             6.1700             .0000

       1431186                  .2500              13.6250
       297,146.75               .0800              13.5450
             6.8750             .0000              13.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1431447                  .2500              11.5000
       309,349.87               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1431776                  .2500              13.1250
        89,368.24               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1431999                  .2500              11.7500
       346,531.14               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1432081                  .2500              12.0000
       244,098.32               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1432111                  .2500              11.5000
       237,701.12               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000
1



       1432113                  .2500               9.8750
       335,628.40               .0800               9.7950
             6.1250             .0000               9.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000

       1432211                  .2500              12.1250
       133,850.12               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1432239                  .2500              11.5000
       428,330.59               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1432344                  .2500              12.0000
       369,376.67               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1432442                  .2500              11.6250
       591,054.66               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1432601                  .2500              11.7500
        80,061.40               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1432611                  .2500              11.5000
       394,619.40               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1432682                  .2500              11.7500
       638,451.46               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000
1



       1432729                  .2500              11.5000
       426,347.56               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1432805                  .2500              13.2500
       286,312.68               .0800              13.1700
             7.5000             .0000              13.1700
             7.2500             .0000               2.5450
             7.1700             .0000               2.5450
             7.1700             .0000

       1432988                  .2500              12.0000
        87,083.95               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1433047                  .2500              12.7500
        78,254.46               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1433133                  .2500              11.6250
       149,500.03               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1433150                  .2500              11.5000
       991,506.07               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1433603                  .2500              12.1250
        57,506.16               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1433635                  .2500              13.1250
       292,196.08               .0800              13.0450
             7.3750             .0000              13.0450
             7.1250             .0000               2.4200
             7.0450             .0000               2.4200
             7.0450             .0000
1



       1433749                  .2500              11.1250
       341,362.93               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1433761                  .2500              12.1250
       293,192.02               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1433774                  .2500              12.0000
       232,742.18               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.4200
             5.9200             .0000               2.4200
             5.9200             .0000

       1434426                  .2500              12.7500
       240,628.56               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1434667                  .2500              13.3750
       224,759.39               .0800              13.2950
             7.6250             .0000              13.2950
             7.3750             .0000               2.4200
             7.2950             .0000               2.4200
             7.2950             .0000

       1434764                  .2500              12.5000
       209,175.61               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1434992                  .2500              11.6250
        62,667.90               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1434995                  .2500              11.6250
        30,147.74               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000
1



       1435577                  .2500              12.7500
       417,188.94               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.4200
             6.6700             .0000               2.4200
             6.6700             .0000

       1435772                  .2500              11.6250
       411,556.56               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1435928                  .2500              11.5000
       155,662.54               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1436074                  .2500              11.6250
       436,349.09               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1436080                  .2500              11.6250
       543,452.95               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1436323                  .2500              11.6250
       123,962.85               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1436522                  .2500              11.6250
       183,465.02               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1436539                  .2500              12.5000
       355,484.99               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000
1



       1436737                  .2500              12.7500
       305,938.57               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1436837                  .2500              11.6250
       245,446.32               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1436839                  .2500              11.6250
       316,353.06               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1437620                  .2500              11.7500
       292,718.78               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1437679                  .2500              11.6250
       341,310.00               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1437693                  .2500              11.6250
       213,216.01               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1437911                  .2500              11.6250
       317,107.70               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1437933                  .2500              11.5000
        74,278.45               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000
1



       1438318                  .2500              15.5000
       236,647.51               .0800              15.4200
             8.3750             .0000              15.4200
             8.1250             .0000               2.6700
             8.0450             .0000               2.6700
             8.0450             .0000

       1438594                  .2500              11.7500
       198,058.00               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1438616                  .2500              14.0000
       265,898.82               .0800              13.9200
             8.5000             .0000              13.9200
             8.2500             .0000               2.6700
             8.1700             .0000               2.6700
             8.1700             .0000

       1438623                  .2500              15.0000
       194,839.20               .0800              14.9200
             7.6250             .0000              14.9200
             7.3750             .0000               2.1700
             7.2950             .0000               2.1700
             7.2950             .0000

       1438817                  .2500              12.7500
       158,184.10               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1439496                  .2500              12.7500
       646,154.73               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1439543                  .2500              11.6250
       221,384.93               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1439947                  .2500              11.6250
       263,039.10               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000
1



       1440367                  .2500              11.5000
       490,535.82               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1441357                  .2500              12.0000
       297,479.44               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.1700
             5.9200             .0000               2.1700
             5.9200             .0000

       1441358                  .2500              12.6250
       106,235.51               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1441440                  .2500              11.8750
       241,321.16               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000

       1441465                  .2500              12.3750
       645,918.55               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1441607                  .2500              12.3750
       487,469.72               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1442640                  .2500              11.5000
        76,902.10               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1442992                  .2500              12.0000
       270,124.35               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000
1



       1446002                  .2500              11.7500
       268,615.44               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1446259                  .2500              11.5000
       645,180.70               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1446457                  .2500              11.6250
       236,526.16               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1447426                  .2500              11.7500
       186,173.63               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1447642                  .2500              11.5000
       333,869.82               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1447758                  .2500              12.5000
       225,611.79               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1448002                  .2500              12.5000
       114,692.92               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1448213                 1.8750              12.1250
       118,910.33               .0800              12.0450
             8.0000             .0000              12.0450
             6.1250             .0000                .9200
             6.0450             .0000                .9200
             6.0450             .0000
1



       1449172                  .2500              11.6250
       188,922.81               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1451529                  .2500              11.7500
       198,088.79               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1452651                  .2500              11.7500
       317,147.46               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.4200
             5.6700             .0000               2.4200
             5.6700             .0000

       1454983                  .2500              12.8750
       634,920.53               .0800              12.7950
             7.1250             .0000              12.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1456775                  .3750              13.5000
       114,879.75               .0800              13.4200
             7.8750             .0000              13.4200
             7.5000             .0000               2.5450
             7.4200             .0000               2.5450
             7.4200             .0000

       1458427                  .3750              12.5000
       103,866.12               .0800              12.4200
             6.8750             .0000              12.4200
             6.5000             .0000               2.6700
             6.4200             .0000               2.6700
             6.4200             .0000

       1461659                  .3750              14.0000
       199,624.47               .0800              13.9200
             8.3750             .0000              13.9200
             8.0000             .0000               2.9200
             7.9200             .0000               2.9200
             7.9200             .0000

       1462811                  .2500              11.6250
       470,056.22               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000
1



       1467605                  .3750              12.6250
       296,764.13               .0800              12.5450
             7.0000             .0000              12.5450
             6.6250             .0000               2.4200
             6.5450             .0000               2.4200
             6.5450             .0000

       1469980                  .3750              13.5000
       109,848.10               .0800              13.4200
             7.8750             .0000              13.4200
             7.5000             .0000               2.6700
             7.4200             .0000               2.6700
             7.4200             .0000

       1470006                  .6250              12.6250
       325,906.46               .0800              12.5450
             8.3750             .0000              12.5450
             7.7500             .0000               2.0450
             7.6700             .0000               2.0450
             7.6700             .0000

       1470270                  .3750              13.5000
       371,486.30               .0800              13.4200
             7.8750             .0000              13.4200
             7.5000             .0000               2.9200
             7.4200             .0000               2.9200
             7.4200             .0000

       1471088                  .2500              12.3750
       350,578.59               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1475478                  .2500              11.2500
       578,687.62               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1475839                  .3750              13.1250
       299,777.35               .0800              13.0450
             7.5000             .0000              13.0450
             7.1250             .0000               2.9200
             7.0450             .0000               2.9200
             7.0450             .0000

       1476519                  .3750              12.7500
        59,903.76               .0800              12.6700
             7.1250             .0000              12.6700
             6.7500             .0000               2.9200
             6.6700             .0000               2.9200
             6.6700             .0000
1



       1479105                  .5000              12.1250
       468,769.08               .0800              12.0450
             6.6250             .0000              12.0450
             6.1250             .0000               2.4200
             6.0450             .0000               2.4200
             6.0450             .0000

       1479679                  .2500              11.6250
       519,469.83               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1480056                  .3750              12.3750
       297,485.40               .0800              12.2950
             6.7500             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1481693                  .3750              12.7500
       169,864.06               .0800              12.6700
             7.1250             .0000              12.6700
             6.7500             .0000               2.9200
             6.6700             .0000               2.9200
             6.6700             .0000

       1483182                  .3750              12.3750
       122,852.96               .0800              12.2950
             6.7500             .0000              12.2950
             6.3750             .0000               2.4200
             6.2950             .0000               2.4200
             6.2950             .0000

  TOTAL NUMBER OF LOANS:      323
  TOTAL BALANCE........:         91,183,371.25


1

  RUN ON     : 04/25/96            RFC DISCLOSURE SYSTEM
RFFSDARM-01
  AT         : 14.26.12            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S12      ARM SUMMARY REPORT
CUTOFF : 04/01/96
  POOL       : 0004205
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM

 TO

- -----------------------------------------------------------------
- --------------
  CURR NOTE RATE                       7.3626            5.3750

  8.7500
  RFC NET RATE                         7.0866            5.1250

  8.5000
  NET MTG RATE(INVSTR RATE)            7.0066            5.0450

  8.4200
  POST STRIP RATE                      7.0066            5.0450

  8.4200
  SUB SERV FEE                          .2759             .2500

  1.8750
  MSTR SERV FEE                         .0800             .0800

   .0800
  ALL EXP                               .0000             .0000

   .0000
  MISC EXP                              .0000             .0000

   .0000
  SPREAD                                .0000             .0000

   .0000
  STRIP                                 .0000             .0000

   .0000
  RFC NET CEILING(MX RFC NET RT)      12.2238            9.5000

 15.5000
  MAX NET MTG RT(MAX INV RT)          12.1438            9.4200

 15.4200
  MAX POST STRIP RATE                 12.1438            9.4200

 15.4200
  INV RATE MARGIN                      2.5164             .9200

  2.9200
  POST STRIP MARGIN                    2.5164             .9200

  2.9200







  TOTAL NUMBER OF LOANS:   323
  TOTAL BALANCE........:    91,183,371.25


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                            EXHIBIT E
                  FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage
Loans
held by you for the referenced pool, we request the release of the
Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid
in
Full
                                  Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the
Pooling and Servicing Agreement.

         Enclosed Documents: [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or
Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:


Name

Title

Date
                            EXHIBIT F

                FORM OF SELLER/SERVICER CONTRACT


    This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

    WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the
Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

    NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.  Incorporation of Guides by Reference.

    The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the
Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.  Amendments.

    This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.  Representations and Warranties.

    a.   Reciprocal Representations and Warranties.

         The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this
Contract:

         (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

         (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

         (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

         (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

    b.   Seller/Servicer's Representations, Warranties and
Covenants.

         In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.  Remedies of Residential Funding.

    If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.  Seller/Servicer's Status as Independent Contractor.

    At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.  Prior Agreements Superseded.

    This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.  Assignment.

    This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of
Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.  Notices.

    All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or
Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







    Attention:

    Telefacsimile Number:  (___) ___-____

9.  Jurisdiction and Venue.

    Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10. Miscellaneous.

    This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
    IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                      SELLER/SERVICER

[Corporate Seal]


                                       (Name of
Seller/Servicer)

By: ________________________ By: _______________________________
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:




ATTEST:                      RESIDENTIAL FUNDING CORPORATION

By: ________________________ By:_______________________________
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:
                           EXHIBIT G-1

            FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF      )
              : ss.:
COUNTY OF     )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1996-S12 Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the
laws of [the State of                 ] [the United States], on
behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986,
as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class
R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of
Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause
(iii)(A)
and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8.  The Owner's Taxpayer Identification Number is
          .

         9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

         10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the
Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the
Class R Certificate.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United
States.
         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be
hereunto attached, attested by its [Assistant] Secretary, this
____
day of _______________, 199__.

                             [NAME OF OWNER]



By:_______________________________
                             [Name of Officer]
                             [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ________________, 199__.




__________________________________
                             NOTARY PUBLIC

                             COUNTY OF
                             STATE OF
                             My Commission expires the ____
                             day of _______________, 19__.
                           EXHIBIT G-2

                 FORM OF TRANSFEROR CERTIFICATE


                                  __________________, 19__


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York  10006
Attention:  Residential Funding Corporation Series 1996-S12

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S12, Class R

Ladies and Gentlemen:

    This letter is delivered to you in connection with the
transfer by                                (the "Seller") to
______________________________________ (the "Purchaser") of
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S12, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1996, among Residential Funding Mortgage Securities
I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.
The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

    1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

    2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

    3. The Seller, at the time of the transfer, has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

    4.   The Seller has no actual knowledge that the proposed
Transferee is not both a United States Person and a Permitted
Transferee.

                                  Very truly yours,




                                  (Seller)



By:_____________________________
                                  Name:
                                  Title:
                            EXHIBIT H

             FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S12

         RE:  Mortgage Pass-Through Certificates,
              Series 1996-S12, Class R

Ladies and Gentlemen:

         _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S12, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April
1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              1.   The Purchaser understands that (a) the
         Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
         (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

              2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

              3.   The Purchaser is (a) a substantial,
         sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

              4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

              5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

              6. The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, a named fiduciary or a trustee of any such plan, or any other person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, may not be made unless such plan or person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

              7. The Purchaser is not a non-United States person.

                                  Very truly yours,



________________________________
                                  By:
                                  Name:
                                  Title:
                            EXHIBIT I

            FORM OF TRANSFEROR REPRESENTATION LETTER




                                 , 19


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention: Residential Funding Corporation Series 1996-S12

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S12, Class R

Ladies and Gentlemen:

         In connection with the sale by              (the
"Seller") to                    (the "Purchaser") of $
Initial Certificate Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S12, Class   (the "Certificates"),
issued
pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1996 among Residential
Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any
Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of
1933
(the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.
The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                        Very truly yours,



                        (Seller)



                        By:

                        Name:
                        Title:
                            EXHIBIT J

           [Text of Amendment to Pooling and Servicing
          Agreement Pursuant to Section 11.01(e) for a
                        Limited Guaranty]


                           ARTICLE XII

     Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 12.01.  Subordinate Certificate Loss Coverage;
Limited Guaranty. (a)   Subject to subsection (b) below, prior to
the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses will be allocated to the Class
R Certificates on such Distribution Date pursuant to Section
4.05,
and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus
(ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such
Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.

         (b) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections
(a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d)
and (Y) the then outstanding Certificate Principal Balance of the Class R Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate
Certificate Loss Obligation."

         (c) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

         (d) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R
Certificateholders.

         (e) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund) and (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this
Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

         Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss
Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner;
in each case by written instrument executed or consented to by the
Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate
Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) either REMIC I or REMIC
II to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the
Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.
                            EXHIBIT K

                   [Form of Limited Guaranty]

                        LIMITED GUARANTY

         RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               Mortgage Pass-Through Certificates
                         Series 1996-S12


                                                         ,
199__


Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S12

Ladies and Gentlemen:

         WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of April 1, 1996 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and Bankers Trust Company (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S12
(the "Certificates"); and

         WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class ___ Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

         WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss
Obligation;

         NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

         1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution
Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

         (b)  The agreement set forth in the preceding clause
(a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(e)
of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

         2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential
Funding or the Trustee.

         3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section
12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

         4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

         5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

         6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

         7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

         8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, GMAC has caused this Limited
Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                             GENERAL MOTORS ACCEPTANCE
                             CORPORATION



By:________________________________
                             Name:
                             Title:


Acknowledged by:

BANKERS TRUST COMPANY,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:
Name:
Title:
                            EXHIBIT L

  FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                  __________________, 19____

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S12

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S12, Assignment of Mortgage Loan


Ladies and Gentlemen:

         This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of _______________ (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1996 among Residential Funding Mortgage Securities I,
Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

      (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

     (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

    (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

     (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                             Very truly yours,




                             (Lender)

                             By:

                             Name:

                             Title:


                            EXHIBIT M

          [FORM OF RULE 144A INVESTMENT REPRESENTATION]


     Description of Rule 144A Securities, including numbers:
         _______________________________________________
         _______________________________________________
         _______________________________________________
         _______________________________________________


         The undersigned  seller, as registered holder (the
"Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the
Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of
April 1, 1996 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company as trustee, as follows:

              a.  The Buyer understands that the Rule 144A
    Securities have not been registered under the 1933 Act or the securities laws of any state.

              b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge
and
    experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with all
    information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the
Rule
    144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its
    own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably
    believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
    (ii) pursuant to another exemption from registration under the
    1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA")), or a plan (within the meaning of
Section 4975(e)(1) of the Internal Revenue Code of 1986
("Code")),
which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing any Certificate with "plan assets of any Plan, will not be made unless such Plan or Person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of such Plan would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller              Print Name of Buyer

By:                                    By:
    Name:                                   Name:
    Title:                                  Title:

Taxpayer Identification:            Taxpayer Identification:
No.                               No.

Date:                               Date:




                                             ANNEX 1 TO EXHIBIT M


    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

     [For Buyers Other Than Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the
Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with
Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
         Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission
         or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
         $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which
         is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial
         statements.

    ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by
         the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any
         agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
         Security Act of 1974.

    ___  Investment Adviser.   The Buyer is an investment adviser
         registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment
Act
         of 1958.

    ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the
         Investment Advisers Act of 1940.

    ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions,
         for the benefit of its employees, or (b) employee benefit
         plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a
trust
         fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer,
(ii)
securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule
144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___      Will the Buyer be purchasing the Rule 144A
  Yes     No       Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the
Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                             _____________________________
                             Print Name of Buyer

                             By:_________________________________
                             ___
                                  Name:
                                  Title:

                             Date:

                                             ANNEX 2 TO EXHIBIT M


    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

      [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the
Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the
Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on
Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of
Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                              Print Name of Buyer


                              By:

                                 Name:

                                 Title:


                              IF AN ADVISER:



                              Print Name of Buyer


                              Date:






                            EXHIBIT N


              Certificate Guaranty Insurance Policy



CERTIFICATE GUARANTY INSURANCE POLICY



OBLIGATIONS:
$91,183,371                        Policy Number
20994


                  Residential Funding Mortgage Securities I, Inc.


                  Mortgage Pass-Through Certificates


                  Series 1996-S12, Class A Certificates


MBIA Insurance Corporation (the Insurer ), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this Policy ), hereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by Bankers Trust Company, or its successor, as trustee for the Owners (the Trustee ), on behalf of the Owners, from the Insurer, for distribution by the Trustee to each Owner of each Owner s proportionate share of the Insured Payment. The Insurer s obligations hereunder with respect to a particular Insured
Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. The Policy does not cover Prepayment Interest Shortfalls or Unpaid Interest Shortfalls.


Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust
Fund, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).



The Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount (as defined below) is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company,
N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the Fiscal Agent ) of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.


Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment.


The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.


As used herein, the following terms shall have the following meanings:


Agreement means the Pooling and Servicing Agreement, dated as of April 1, 1996, among Residential Funding Mortgage
Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.


Business Day means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.


Deficiency Amount means, with respect to the Class A Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay one month s interest on the Certificate Principal Balance of the Class A Certificates at the then-applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act, any Prepayment Interest Shortfalls and any Unpaid Interest Shortfalls allocated to the Class A Certificates, (ii) the principal portion of any Realized Loss allocated to the Class A Certificates and (iii) the Certificate Principal Balance of the Class A Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to Article IX of the Agreement.


Insured Payment means, as of any Distribution Date, any Deficiency Amount.


Notice means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.


Owner means each Holder (as defined in the Agreement) of any Class A Certificate who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.


Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.


Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.


The notice address of the Fiscal Agent is 61 Broadway, 15th
Floor, New York, New York 10006, Attention: Municipal Registrar and
Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.


This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.


The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.


This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.


IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 29th day of April, 1996.



                                 MBIA Insurance Corporation



_______________


                                 President
Attest:


______________________________


                                 Assistant Secretary


A-
EXHIBIT A

TO CERTIFICATE GUARANTY INSURANCE POLICY
NUMBER: 20994

NOTICE UNDER CERTIFICATE GUARANTY
INSURANCE POLICY NUMBER: 20994



State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and


   Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504


The undersigned, a duly authorized officer of
[                                  ], as trustee (the  Trustee ),
hereby certifies to State Street Bank and Trust Company, N.A.
(the
 Fiscal Agent ) and MBIA Insurance Corporation (the  Insurer ),
with
reference to Certificate Guaranty Insurance Policy
Number: [        ] (the  Policy ) issued by the Insurer in
respect
of the Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1996-S12, Class A Certificates (the Obligations ), that:



   (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of April 1, 1996 between Residential
Funding Mortgage Securities I, Inc., as Company, Residential
Funding
Corporation, as Master Servicer, and the Trustee, as Trustee for the
Owners;



   (b)  the amount due pursuant to the definition of

Deficiency Amount  for the Distribution Date occurring on


           (the  Applicable Distribution Date ) is

$          ; (the  Deficiency Amount );



   (c)  the total Insured Payment due is $           ,

which amount equals the Deficiency Amount;



   (d) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured
Payment set forth in (iii) above to be applied to the payment on the Obligations for the Applicable Distribution Date in accordance with the
Agreement; and



   (e)  the Trustee directs that payment of the Insured

Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUSTEE S ACCOUNT].


Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.


Any Person Who Knowingly And With Intent To Defraud Any
Insurance Company Or Other Person Files An Application For
Insurance
Or Statement Of Claim Containing Any Materially False
Information,
Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which
Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For
Each Such Violation.


IN WITNESS WHEREOF, the Trustee has executed and delivered
this Notice under the Policy as of the       day of
                   ,         .


[TRUSTEE], as Trustee



By

Title